As filed with the U.S. Securities and Exchange Commission on July 28, 2026
File No. 333-111986
File No. 811-21475
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 182	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 182	☒
RBC FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (612) 376-7128
Tara Tilbury
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(612) 376-7128
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☒
immediately upon filing pursuant to paragraph (b) of Rule 485
☐
on [ ] pursuant to paragraph (b) of Rule 485
☐
60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐
on [ ] pursuant to paragraph (a)(1) of Rule 485
☐
75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐
on [ ] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RBC Global Asset Management
RBC BlueBay Fixed Income
Fund Prospectus
July 28, 2026
RBC BlueBay Ultra-Short Fixed Income Fund
Class A:	RULFX
Class I:	RUSIX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary
This Prospectus describes the
fixed income fund (the
"Fund") offered by RBC
Funds Trust. Carefully review
this important section, which
summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees.
1 RBC BlueBay Ultra-Short Fixed Income Fund 9 Important Additional Information
More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
10 Investment Objectives 10 Principal Investment Strategies 12 Investing for Temporary Defensive Purposes 12 Principal Risks 19 Additional Risks
Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	24 Investment Adviser 26 Portfolio Managers
Shareholder Information
Review this section for details on how shares are valued; how to purchase, sell and exchange shares; related charges and payments of dividends and distributions.
27 Pricing of Fund Shares
29 Investment Minimums
30 Additional Policies About Transactions
32 Instructions for Opening an Account
34 Instructions for Purchasing and Adding to Your
Shares
35 Automatic Investment Plan
35 Dividends and Distributions and Directed Dividend
Option
36 Selling Your Shares
37 Instructions for Selling Shares (Redemptions)
39 Additional Policies on Selling Shares (Redemptions)
41 Exchanging Your Shares
42 Additional Policies on Exchanges
43 Additional Shareholder Services
44 Market Timing and Excessive Trading
46 Disclosure of Portfolio Holdings
46 Distribution Arrangements/Sales Charges
46 Distribution and Service (12b-1) Fees

48 Shareholder Servicing Plan 48 Dividends, Distributions and Taxes 50 Organizational Structure
Financial Highlights 51
Privacy Policy 55
Back Cover
Where to Learn More About the Fund

This page has been left blank intentionally.

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
Investment Objective
The Fund seeks to achieve a high level of current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Class A	Class I
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	0.10%	None
Other Expenses	0.37%	0.37%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.61%
Fee Waiver and/or Expense Reimbursement[2]	(0.32) %	(0.32) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.39%	0.29%
1
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.38% of the Fund’s average daily net assets for Class A shares and 0.28% for Class I shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
1

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$40	$195	$364	$854
Class I	$30	$163	$308	$731
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).
The Fund typically seeks to maintain an overall dollar-weighted portfolio duration of 12 months or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration or a fund’s average portfolio duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. dollars but may invest in securities denominated in currencies of other countries.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide
2

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objective of high level of current income consistent with preservation of capital over the long term. The Adviser will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.
The Adviser incorporates material environmental, social and governance ("ESG") factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Adviser applies exclusions as part of its investment process in managing the Fund. The exclusions apply a defined set of criteria as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable.
The exclusion criteria applied by the Adviser exclude companies involved in:
• The production of depleted uranium weapons.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates changes. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.  The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances.
3

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities.  Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.
Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate
4

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources, and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying (1) asset (2) reference rate or (3) index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. Many derivatives create leverage, thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual
5

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation as well as liquidity risk. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Net Asset Value (“NAV”) Risk. The Fund is not a money market fund, does not attempt to maintain a stable NAV and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE BofA US 1-Year Treasury Bill Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A shares will be different from the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the two classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
6

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2020	4.29%
Worst quarter:	Q1 2020	(3.08) %
?

Year to date for performance class:
RBC BlueBay Ultra-Short Fixed Income Fund - Class I	6/30/2026	1.58%
?
Performance Table
The table below shows after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares and Class A shares of the Fund are December 30, 2013 and March 3, 2014, respectively. Performance shown for Class A shares prior to its inception date is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class A shares.
7

Fund Summary
RBC BlueBay Ultra-Short Fixed Income Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	4.52%	3.49%	2.96%	2.59%
Class I After Taxes on Distributions	2.69%	2.11%	1.83%	1.53%
Class I After Taxes on Distributions and Sale of Shares	2.65%	2.08%	1.78%	1.52%
Class A Before Taxes	4.41%	3.38%	2.86%	2.49%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	2.01%	2.20%
ICE BofA US 1-Year Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.15%	2.73%	2.16%	1.84%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, CFA, Senior Portfolio Manager, has been a Co-Portfolio Manager of the Fund since 2013.
• Eric Hathaway, CFA, Senior Portfolio Manager, has been a Co-Portfolio Manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 9 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 9 of this Prospectus.
8

Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Fund on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Fund’s minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class I	$10,000 ($0 for Qualified Retirement Plans)
Class A	$1,000
Minimum Subsequent Investment:
Class I	None
Class A	None
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
9

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objectives
The Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the Board of Trustees ("Board") without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail the Fund’s principal investment strategies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).
RBC BlueBay Ultra-Short Fixed Income Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).
The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration of 12 months or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration or a fund’s average portfolio duration, the more sensitive it will be to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of six months (0.5 years) generally will decrease by approximately 0.5%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of six months (0.5 years) generally will increase by approximately 0.5%. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. dollars but may invest in securities denominated in currencies of other countries.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s
10

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
exposure to derivatives will vary. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.
The Fund may enter into futures contracts, which are contracts typically traded on an exchange, transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty, for the sale of an underlying reference asset, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes, for deliveries in the future. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities through the sale of futures contracts. When interest rates are expected to fall or market values are expected to rise, the Fund can attempt to secure better rates or prices than might later be available in the market when it executes anticipated purchases though the purchase of such contracts.
The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns earned, differentials in returns earned and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over the counter between two parties (an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a cleared swap).
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objective of high level of current income consistent with preservation of capital over the long term.
The Adviser will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
The Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
11

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
The Adviser applies exclusions as part of its investment process in managing the Fund. The exclusions apply a defined set of criteria as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable.
The exclusion criteria applied by the Adviser exclude companies involved in:
• The production of depleted uranium weapons.
The Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons, or chemical weapons.
Investing for Temporary Defensive Purposes
The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but if the Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
The Fund is affected by changes in the economy and in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up, and you can lose money by investing in the Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck
12

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in the price of the issuer’s securities.
Derivatives Risk. The Fund may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may use derivatives for hedging and non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference rate or index; therefore, derivatives often have risks similar to those of the underlying asset, reference rate or index in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. OTC derivatives are traded bilaterally between two parties, exposing the Fund to heightened liquidity risk, mispricing and valuation risk, and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), along with the credit risk of the derivative counterparty. The Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.
13

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
Certain types of derivatives (e.g., certain swaps) are required-- and others eventually are expected to be required--to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty, transacted through an FCM and subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject the Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, margin requirements, including minimums, on uncleared swaps, may result in the Fund and its counterparties having to post higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that the Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls; in the event that there is insufficient liquidity in the market, this may result in further losses. Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund’s realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
14

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
High Yield Securities Risk. The Fund may invest in high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss and valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Interest Rate Risk. Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase prices. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Convertible securities may or may not decline in value in response to higher interest rates. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.
Investment Grade Securities Risk. The Fund may invest in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Fund are subject to additional risks associated with municipal securities.
Issuer/Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement is unable or unwilling, or is perceived (whether by market participants, ratings
15

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time. Investments in the Fund are subject to additional risks associated with the obligor’s ability to make payments on the municipal securities. Municipal securities that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund’s portfolio securities. Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the Fund is not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.
Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives and other securities with substantial market and/or credit risk, the Fund will tend to have relatively greater liquidity risk. Liquidity risk may be magnified in a rising interest rate environment when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely
16

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
impact a seemingly unrelated market. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund.
Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output; result in market closures, travel restrictions or quarantines; and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to situations in which events or conditions in one country, region or financial market adversely impact a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
17

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and CMOs. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities—arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred—may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage—backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio- weighted average life.
Net Asset Value (“NAV”) Risk. The Fund is not a money market fund, does not attempt to maintain a stable NAV and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate
18

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources, and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to the Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non-principal risks:
19

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
Counterparty Risk. The Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.
ESG Strategy Risk. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis which can encourage a greater emphasis on long-term performance may result in the Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous to do so.
A company’s ESG characteristics or the Adviser’s assessment of a company’s ESG characteristics could vary over time to reflect changes in a company’s characteristics, which could mean that a company could move from being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Adviser seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG characteristics is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. For instance, the Adviser may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its business related to the Adviser’s ESG assessments such that the Adviser considers it is suitable to invest in, while another investor may have a different view.
Foreign Risk. Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from political, diplomatic or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property; other government restrictions; or problems in registration, settlement or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and
20

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
Liquidation Risk. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the
21

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy.
Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Regulatory and Legal Risk. Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation.
Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates to engage in certain trading activities, which may adversely impact the Fund. For example, Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly known as the “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. The Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent the Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. If the Fund is not managed by an entity that is part of a banking organization, the Fund is not subject to these limitations.
Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings
22

More on the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks
through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tax Risk. To the extent the Fund invests in municipal securities, the Fund may be adversely impacted by changes in tax rates and policies. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements, either at issuance or as a result of a deemed reissuance, and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security. Also, in some cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal security is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel provided to the issuers at the time of issuance. The Adviser relies on these opinions and will not review the basis for them, so there is a risk that income from these securities could be taxable.
Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
23

Management
Investment Adviser
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve 17 million personal, business, public sector and institutional clients in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of June 30, 2026, the Adviser’s investment team managed approximately $71.8 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, the Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended March 31, 2026 of 0.23%.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through July 31, 2027 for the Fund in order to maintain net annual fund operating expenses of the Fund to 0.28% for Class I and 0.38% for Class A.
The expense limitation agreement excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Information regarding the factors considered by the Board in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is provided in the Fund’s report filed on Form N-CSR for the six months ended September 30, 2025.
The Adviser provides certain administrative services necessary for the operation of the Fund, including, among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Fund, including
24

Management
coordination of the services performed by the Fund’s Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited, an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of the Fund and other client accounts. The Adviser and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
25

Management
Portfolio Managers
The Adviser is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolio. The individuals jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are set forth below:
Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Brian Svendahl	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since 12/2013	35 years	BS, University of Minnesota, BBA and MBA, University of Minnesota Carlson School of Management, CFA Charterholder	Managing Director and Senior Portfolio Manager at the Adviser since 2021, Managing Director and Co-Head, U.S. Fixed Income: 2012-2021
Eric Hathaway	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since 2/2024	21 years	BA, University of South Dakota, MBA, University of Minnesota Carlson School of Management, University of Minnesota, CFA Charterholder	Senior Portfolio Manager at the Adviser since 2018
Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Fund’s SAI.
26

Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each class of shares of the Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
You can find the Fund’s NAV daily in various newspapers, at www.bloomberg.com, at www.rbcgam.com or by calling 1-800-422-2766. The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time (“Value Time”), if the particular disruption directly affects only the NYSE.
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of the Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Instructions for Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.
You may purchase, redeem or exchange shares of the Fund on any day when the NYSE is open. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures. Because the Fund may own securities that are primarily listed on foreign exchanges and may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem shares.
Valuation of Portfolio Securities. On behalf of the Fund, the Board has approved Pricing and Valuation Procedures of the Adviser for determining the value of Fund shares in accordance with applicable law. The Fund’s securities are generally valued at current market prices. In accordance with the Fund’s pricing and valuation
27

Shareholder Information
procedures, fixed income securities are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that the Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable, is not a quoted price in an active market or there is a significant valuation event affecting the value of the security, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that the Fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing services. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development, such as a bankruptcy filing, arises with respect to a specific issuer. These methodologies are intended to ensure that the Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution.
28

Shareholder Information
Investment Minimums
You may purchase shares of the Fund through the Fund’s Distributor or through banks, brokers, and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class I Shares and Class A Shares	Amount
Account Type
Regular Account (Class I Shares)	$10,000
Regular Account (Class A Shares)	$1,000
Through Qualified Retirement Plans	$0
IRA	$0

Minimum Subsequent Investment
Amount
Class I	None
Class A	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund, which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper form before 4:00 p.m. Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.
29

Shareholder Information
Additional Policies About Transactions
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. dollars. All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
The Fund may waive its minimum purchase requirement. The Fund, the Distributor, the Adviser or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including when orders are not accompanied by proper payment or are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Fund can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Class I and Class A Eligibility. Class I shares of the Fund are offered to institutions or individuals with a $10,000 minimum requirement for initial investment. Class A shares of the Fund are offered to institutions or individuals with a $1,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Fund listed in this Prospectus does not apply to investments by employees of the Adviser (and their affiliates), officers and trustees of the Fund, partners or employees of law firms that serve as counsel to the Fund or the Fund’s independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum required for additional investments. Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to
30

Shareholder Information
participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund are generally offered to only United States citizens and United States resident aliens having a social security number or individual taxpayer identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number) and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we will reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.
31

Shareholder Information
Instructions for Opening an Account
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation.
You may purchase shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Fund’s transfer agent, at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.
3. Mail or courier application and payment to the applicable address above.
4. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number
To open an account by wire, a completed account
application is required before your wire can be accepted.
You may mail or deliver overnight your account
application to the transfer agent. Upon receipt of your
completed application, an account will be established for
you. The account number assigned will be required as
part of the instruction that should be provided to your
bank to send the wire. Your bank must include the name
of the Fund you are purchasing, the account number, and
your name so that monies can be correctly applied. Your
bank should transmit funds by wire as indicated here.
Wired funds must be received by 4:00 p.m. Eastern time
to be eligible for same day pricing. The Fund and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wiring system, or from incomplete wiring instructions.

32

Shareholder Information
By Exchange from Another RBC Fund	1-800-422-2766 (all Classes) or www.rbcgam.com
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay Enhanced Income Fund and
the RBC BlueBay U.S. Government Money Market
Fund (Institutional Class 2, Institutional Class 3, and
Investor Class). The names and registrations on the
accounts must be identical. The exchange must meet the
applicable minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund (or the broker or custodian of record having beneficial owner information) is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property
(escheatment) laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund. If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

33

Shareholder Information
Instructions for Purchasing and Adding to Your Shares
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.
By Telephone	1-800-422-2766
If you elected telephone options on your account
application, and if your account has been open for at
least seven business days, telephone orders will be
accepted via electronic funds transfer from your bank
account through the Automated Clearing House
(“ACH”) network. You must have banking information
established on your account prior to making a purchase.
If your order is received prior to the Fund’s deadline,
your shares will be purchased at the NAV calculated on
the day your order is placed.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
2. Make your check payable to “RBC Funds” and include your account number and the name of the Fund on the check.
3. Mail or deliver stub and payment to the applicable address above.
4. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/ Account Registration) (Shareholder Account Number)
Wire share purchases should include the names of each
account owner, your account number and the name of
the Fund. You should notify the Fund by telephone that you
have sent a wire purchase order to U.S. Bank.

Wired funds must be received prior to 4:00 p.m. Eastern
time to be eligible for same day pricing. The Fund and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wire system, or from incomplete wiring instructions.

Automatic Investment Plan (Class A Shares only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the ACH network to participate.

34

Shareholder Information
You can also add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the AIP, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH or have distributions reinvested in the Fund or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).
35

Shareholder Information
Selling Your Shares
Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
You may withdraw from your account at any time. Certain redemptions will, however, require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When the account address has changed within the last 30 calendar days; and
• For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below. The Fund reserves the right to amend its redemption policies. Shareholders will be notified of changes.
36

Shareholder Information
Instructions for Selling Shares (Redemptions)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Fund will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee may be deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 may be deducted from the remaining account balance.
If your written request is received in good order before 4:00 p.m. Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

37

Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least
$10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this SWP at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the SWP. If you wish to establish a SWP, please complete the SWP section of the account application or contact the transfer agent for further instructions.

38

Shareholder Information
Additional Policies on Selling Shares (Redemptions)
For accounts held directly with the Fund, the length of time in which the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.
For accounts held through a financial intermediary, the length of time in which the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH, or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the
39

Shareholder Information
disbursement may be terminated or extended by a state regulator, an agency, or a court of competent jurisdiction.
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples of such additional documentation include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Fund does not routinely use redemptions-in-kind, the Fund reserves the right to use redemptions-in-kind to manage the impact of large redemptions on the Fund. Redemption-in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $10,000 for Class I shareholder accounts and $1,000 for Class A shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market movement, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
40

Shareholder Information
Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the RBC BlueBay Enhanced Income Fund and the RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2, Institutional Class 3, and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
41

Shareholder Information
Additional Policies on Exchanges
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the Fund or the RBC BlueBay U.S. Government Money Market Fund into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Ultra-Short Fixed Income Fund and RBC BlueBay U.S. Government Money Market Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid in connection with shares exchanged for such shares of the Fund and RBC BlueBay U.S. Government Money Market Fund, as applicable). In addition, purchases of Class A shares of the Fund and RBC BlueBay U.S. Government Money Market Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
42

Shareholder Information
Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• Transfer on Death (“TOD”) Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts
• Traditional IRA accounts
• Roth IRA accounts
• Simplified Employee Pensions (“SEPs”)
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
43

Shareholder Information
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The Fund reserves the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The Fund reserves the right to delay the payment of a redemption order in an exchange order for up to one business day in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the NAVs of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Fund may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The Fund’s policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the Fund may be limited in its ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the Fund identifies an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the Fund may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserves the right to restrict or reject a purchase order for any reason without prior notice. The Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund
44

Shareholder Information
and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund’s being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
For a Fund that invests significantly in foreign securities traded on markets that may close before the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. In an effort to mitigate the risk, the Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV.
To the extent that the Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
45

Shareholder Information
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI. The Fund also makes certain portfolio securities information available on its website, which is accessed by using the Fund’s link at www.rbcgam.com. On the tenth business day after month-end, the Fund’s holdings and related weightings, and the Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, the Fund’s portfolio holdings as of the most recent first and third fiscal quarter-ends as filed on Form N-PORT are posted on the Fund’s website within 60 days after the applicable quarter-end.
Distribution Arrangements/Sales Charges
The Class I shares of the Fund have no sales charges or distribution/service fees. The Class A shares of the Fund have no sales charges, but have distribution/service (12b-1) fees of 0.10%*.
	Class A	Class I
Sales Charge (Load)	None	None
Distribution and Service (12b-1) Fee	0.10%*	None
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.
*
Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.10% for Class A shares.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Distribution and Service (12b-1) Fees
The Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund pays a 12b-1 fee equal to 0.10% of the average daily net assets of Class A shares for marketing activities. Under the 12b-1 Plan, the Fund is authorized to pay the Distributor, Adviser or their affiliates directly in connection with the distribution and marketing
46

Shareholder Information
of Class A shares a fee equal to 0.10% of the average daily net asset value of Class A shares of the Fund. The fee may also be used to compensate dealers and others that have entered into an agreement with the Distributor or Adviser to provide marketing services relating to Class A shares of the Fund. Under the 12b-1 Plan, the Fund is also authorized to pay fees to be used to pay firms that enter into agreements with the Distributor or Adviser to provide services to Class A shareholders of the Fund, including responding to shareholder inquires and assisting shareholders with their accounts. Currently, the Board has approved a 12b-1 fee of 0.10% for Class A shares.
47

Shareholder Information
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A and Class I shares of the Fund to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including but not limited to responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Fund will send you an annual statement of your account activity (Form 1099) to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income and/or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are
48

Shareholder Information
taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
49

Shareholder Information
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board.
50

Financial Highlights
The following tables are intended to help you understand the Fund’s financial performance for the past five fiscal years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose Report of the Independent Registered Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available free of charge at https://www.dfinview.com/usrbcgam or by calling 1-800-422-2766.
51

FINANCIAL HIGHLIGHTS
RBC BlueBay Ultra-Short Fixed Income Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$10.07	0.44	(0.06)	0.38	(0.42)	—	(0.42)	$10.03
Year Ended 3/31/25	9.96	0.47	0.09	0.56	(0.45)	—	(0.45)	10.07
Year Ended 3/31/24	9.59	0.43	0.37	0.80	(0.43)	—	(0.43)	9.96
Year Ended 3/31/23	9.73	0.23	(0.08)	0.15	(0.25)	(0.04)	(0.29)	9.59
Year Ended 3/31/22	9.99	0.08	(0.26)	(0.18)	(0.08)	—	(0.08)	9.73
Class I
Year Ended 3/31/26	$10.05	0.45	(0.05)	0.40	(0.43)	—	(0.43)	$10.02
Year Ended 3/31/25	9.95	0.48	0.08	0.56	(0.46)	—	(0.46)	10.05
Year Ended 3/31/24	9.58	0.44	0.37	0.81	(0.44)	—	(0.44)	9.95
Year Ended 3/31/23	9.72	0.25	(0.09)	0.16	(0.26)	(0.04)	(0.30)	9.58
Year Ended 3/31/22	9.98	0.09	(0.26)	(0.17)	(0.09)	—	(0.09)	9.72

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	3.81%	$17,954	0.37%	4.33%	0.70%	49%
Year Ended 3/31/25	5.74%	15,850	0.37%	4.68%	0.75%	71%
Year Ended 3/31/24	8.56%	13,353	0.37%	4.41%	0.74%	28%
Year Ended 3/31/23	1.61%	16,565	0.38%	2.34%	0.59%	32%
Year Ended 3/31/22	(1.81)%	46,963	0.38%	0.78%	0.55%	62%
Class I
Year Ended 3/31/26	4.02%	$41,304	0.27%	4.42%	0.60%	49%
Year Ended 3/31/25	5.75%	76,853	0.27%	4.78%	0.65%	71%
Year Ended 3/31/24	8.68%	38,672	0.27%	4.51%	0.60%	28%
Year Ended 3/31/23	1.71%	63,028	0.28%	2.57%	0.55%	32%
Year Ended 3/31/22	(1.72)%	102,986	0.28%	0.87%	0.48%	62%

52

FINANCIAL HIGHLIGHTS
*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%, except for the periods ended March 31, 2024, March 31, 2025 and March 31, 2026, when the Fund’s net expense ratios would increase by an amount of 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

53

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Fund’s shares.
We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer information, as defined in Rule 30(b)(1)(ii) of
Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer information and records to the Fund's transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.
54

Where to Learn More About the Fund
For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Fund’s Reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, Form N-CSR and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or by contacting the Fund at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Fund’s website at https://www.dfinview.com/usrbcgam for a free copy of the Fund’s Prospectus, SAI, Reports or Financial Statements and Additional Information.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC FI PROSP 7/26

RBC Global Asset Management
RBC Global Equity Funds
Prospectus
July 28, 2026

RBC Emerging Markets Equity Fund
Class A:	REEAX
Class I:	REEIX
Class R6:	RREMX

RBC Emerging Markets ex-China Equity Fund
Class A:	RECAX
Class I:	RECIX
Class R6:	RECRX

RBC Emerging Markets Value Equity Fund
Class A:	REVAX
Class I:	REMVX
Class R6:	RMVRX

RBC Global Opportunities Fund
Class A:	RGPAX
Class I:	RGOIX
Class R6:	RGORX

RBC China Equity Fund
Class A:	RCEAX
Class I:	RBCIX
Class R6:	RBCRX

RBC International Equity Fund
Class A:	RIEAX
Class I:	RIEIX
Class R6:	RIERX

RBC International Small Cap Equity Fund
Class A:	RISSX
Class I:	RISIX
Class R6:	RISRX

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
This Prospectus describes the
global equity funds (the
“Funds” or each a “Fund”)
offered by RBC Funds Trust.
Carefully review this
important section, which
summarizes the Funds’
investment objectives,
principal investment strategies
and risks, past performance,
and fees.

 1 RBC Emerging Markets Equity Fund
 8 RBC Emerging Markets ex-China Equity Fund
15 RBC Emerging Markets Value Equity Fund
22 RBC Global Opportunities Fund
29 RBC China Equity Fund
39 RBC International Equity Fund
46 RBC International Small Cap Equity Fund
53 Important Additional Information

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
54 Investment Objectives 54 Principal Investment Strategies 61 Investing for Temporary Defensive Purposes 62 Principal Risks 70 Additional Risks
Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”) and are sub-advised by RBC Global Asset Management (UK) Limited (the “Sub-Adviser”).	74 Investment Adviser 76 Investment Sub-Adviser 77 Portfolio Managers
Shareholder Information
Review this section for details on how shares are valued; how to purchase, sell and exchange shares; related charges and payments of dividends and distributions.
79 Pricing of Fund Shares
82 Investment Minimums
84 Additional Policies About Transactions
87 Instructions for Opening an Account
89 Instructions for Purchasing and Adding to Your
Shares
90 Automatic Investment Plan
90 Dividends and Distributions and Directed Dividend
Option
91 Selling Your Shares
92 Instructions for Selling Shares (Redemptions)
94 Additional Policies on Selling Shares (Redemptions)
97 Exchanging Your Shares
98 Additional Policies on Exchanges

99 Additional Shareholder Services
99 Market Timing and Excessive Trading
101 Disclosure of Portfolio Holdings
102 Distribution Arrangements/Sales Charges
105 Distribution and Service (12b-1) Fees
105 Shareholder Servicing Plan
106 Dividends, Distributions and Taxes
107 Organizational Structure

Financial Highlights 108
Appendix A 123
Privacy Policy 127
Back Cover
Where to Learn More About the Funds

This page has been left blank intentionally.

Fund Summary
RBC Emerging Markets Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.57%	0.18%	0.07%
Total Annual Fund Operating Expenses	1.62%	0.98%	0.87%
Fee Waiver and/or Expense Reimbursement[2]	(0.49) %	(0.10) %	None
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.13%	0.88%	0.87%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.13% of the Fund’s average daily net assets for Class A shares, 0.88% for Class I shares and 0.88% for Class R6 shares. This expense limitation agreement is in place until September 30, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary
RBC Emerging Markets Equity Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$684	$1,012	$1,362	$2,347
Class I	$90	$302	$532	$1,193
Class R6	$89	$277	$481	$1,072
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Sub-Adviser seeks to invest in equity securities that are considered by the Sub-Adviser to have the potential to provide long-term capital growth. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts

Fund Summary
RBC Emerging Markets Equity Fund
(“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (DGRs”), participation notes, warrants and rights.
The Fund will normally invest in a portfolio of equity securities denominated in the U.S. dollar, currencies of other developed countries and currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide (e.g. Brazil bonds issued in Brazilian real).
The Sub-Adviser incorporates material environmental, social and governance ("ESG") factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Emerging Markets Risk. The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which

Fund Summary
RBC Emerging Markets Equity Fund
may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Fund Summary
RBC Emerging Markets Equity Fund
Depositary Receipts Risk. Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or unsponsored programs. They may be traded in the OTC market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC Emerging Markets Equity Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2020	17.80%
Worst quarter:	Q1 2020	(22.76) %
?

Year to date for performance class:
RBC Emerging Markets Equity Fund - I	6/30/2026	23.57%
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class I shares and Class A shares is December 20, 2013 and of Class R6 shares is November 22, 2016. Performance shown for periods prior to the inception date of Class R6 shares is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class R6 shares.

Fund Summary
RBC Emerging Markets Equity Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	34.52%	5.56%	8.60%	7.06%
Class I After Taxes on Distributions	33.52%	5.16%	8.00%	6.46%
Class I After Taxes on Distributions and Sale of Shares	21.19%	4.37%	6.91%	5.60%
Class A Before Taxes	26.46%	4.06%	7.71%	6.28%
Class R6 Before Taxes	34.49%	5.56%	8.60%	7.12%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Philippe Langham, Managing Director & Senior Portfolio Manager, Head of Emerging Market Equities, has been the portfolio manager of the Fund since 2013.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC Emerging Markets ex-China Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.76%	0.57%	0.70%
Interest expense on borrowings[2]	None	0.02%	0.02%
Total Other Expenses	0.76%	0.59%	0.72%
Total Annual Fund Operating Expenses	1.81%	1.39%	1.52%
Fee Waiver and/or Expense Reimbursement[2]	(0.68) %	(0.49) %	(0.62) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.13%	0.90%	0.90%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.13% of the Fund’s average daily net assets for Class A shares, 0.88% for Class I shares and 0.88% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC Emerging Markets ex-China Equity Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$684	$1,050	$1,440	$2,527
Class I	$92	$392	$714	$1,627
Class R6	$92	$420	$770	$1,761
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities economically tied to emerging market countries excluding China. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country excluding China if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund will consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the MSCI Emerging Markets ex-China Index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.

Fund Summary
RBC Emerging Markets ex-China Equity Fund
The Fund will typically invest in 40 to 60 equity securities issued by mid- to large-capitalization companies. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, warrants, rights and initial public offerings. The Fund will be diversified by sector and country within certain ranges of the MSCI Emerging Markets ex-China Index as determined by the Sub-Adviser. The Fund may also invest up to 35% of its assets in companies that are not included in the MSCI Emerging Markets ex-China Index.
The Fund may invest in securities denominated in any currency. The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser incorporates ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, convertible securities, depositary receipts, warrants, rights and initial public offerings, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other

Fund Summary
RBC Emerging Markets ex-China Equity Fund
instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Emerging Markets Risk. The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Depositary Receipts Risk. Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or unsponsored programs. They may be traded in the OTC market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that

Fund Summary
RBC Emerging Markets ex-China Equity Fund
subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Large Company Risk. Large capitalization companies are generally more mature, and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-capitalization companies.
Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, fewer competitive strengths and fewer financial resources than larger companies. Mid-sized companies may also be more vulnerable to adverse business or economic events, and may be more volatile than larger companies.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The MSCI Emerging Markets Equity Index serves as the

Fund Summary
RBC Emerging Markets ex-China Equity Fund
Fund’s regulatory index and provides a broad measure of market performance. The MSCI Emerging Markets ex-China Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A and Class R6 shares may be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2025	15.44%
Worst quarter:	Q4 2024	(8.76) %
?

Year to date for performance class:
RBC Emerging Markets ex-China Equity Fund - I	6/30/2026	38.25%
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class A, Class I and Class R6 shares is December 15, 2022.

Fund Summary
RBC Emerging Markets ex-China Equity Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class I Before Taxes	33.12%	18.56%
Class I After Taxes on Distributions	30.42%	17.17%
Class I After Taxes on Distributions and Sale of Shares	21.76%	14.56%
Class A Before Taxes	24.91%	15.93%
Class R6 Before Taxes	33.04%	18.54%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses or taxes)	33.57%	16.05%
MSCI Emerging Markets ex-China Net Total Return USD Index (reflects no deduction for fees, expenses or taxes)	34.61%	18.13%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Philippe Langham, Managing Director & Senior Portfolio Manager, Head of Emerging Market Equities, has been a portfolio manager of the Fund since 2022.
• Veronique Erb, Portfolio Manager, has been a portfolio manager of the Fund since 2024.
• Ashna Yarashi-Shah, Portfolio Manager, has been a portfolio manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC Emerging Markets Value Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	17.33%	0.52%	1.28%
Interest expense on borrowings[2]	0.02%	0.02%	0.02%
Total Other Expenses	17.35%	0.54%	1.30%
Total Annual Fund Operating Expenses	18.40%	1.34%	2.10%
Fee Waiver and/or Expense Reimbursement[2]	(17.19) %	(0.37) %	(1.20) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.21%	0.97%	0.90%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.20% of the Fund’s average daily net assets for Class A shares, 0.95% for Class I shares and 0.88% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC Emerging Markets Value Equity Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$691	$3,824	$6,174	$9,789
Class I	$99	$388	$699	$1,581
Class R6	$92	$542	$1,019	$2,337
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.

Fund Summary
RBC Emerging Markets Value Equity Fund
The Sub-Adviser uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, management strength and low valuation. The Fund normally invests for the long-term, but may sell a security at any time the Sub-Adviser considers the security to be overvalued or otherwise unfavorable. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, equity-linked participation notes, warrants and rights. The Fund will normally invest in a portfolio of equity securities denominated in the U.S. dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide (e.g., stocks of a Brazilian construction company issued in Brazilian real).
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Emerging Markets Risk. The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.

Fund Summary
RBC Emerging Markets Value Equity Fund
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Value Investing Risk. Value stocks may not increase in price as anticipated by the Sub-Adviser if they fall out of favor with investors or the markets favor faster-growing companies.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates;

Fund Summary
RBC Emerging Markets Value Equity Fund
availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Depositary Receipts Risk. Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or unsponsored programs. They may be traded in the OTC market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC Emerging Markets Value Equity Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2020	26.58%
Worst quarter:	Q1 2020	(27.70) %
?

Year to date for performance class:
RBC Emerging Markets Value Equity - I	6/30/2026	24.76%
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class I and Class R6 is February 9, 2018. The inception date of Class A shares is April 19, 2022. Performance shown for periods prior to the inception date of Class A shares is based on the performance of Class I shares, adjusted for the fees and expenses of Class A shares.

Fund Summary
RBC Emerging Markets Value Equity Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	47.30%	8.00%	6.47%
Class I After Taxes on Distributions	46.69%	6.23%	5.13%
Class I After Taxes on Distributions and Sale of Shares	28.60%	5.66%	4.66%[1]
Class A Before Taxes	38.47%	6.47%	5.43%
Class R6 Before Taxes	47.31%	8.06%	6.54%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	5.18%

1
The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Laurence Bensafi, Managing Director & Portfolio Manager, Deputy Head of Emerging Markets Equity, has been the Portfolio Manager of the Fund since 2018.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC Global Opportunities Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	2.26%	0.17%	0.08%
Total Annual Fund Operating Expenses	3.16%	0.82%	0.73%
Fee Waiver and/or Expense Reimbursement[2]	(2.16) %	(0.07) %	(0.03) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.00%	0.75%	0.70%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.00% of the Fund’s average daily net assets for Class A shares, 0.75% for Class I shares and 0.70% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary
RBC Global Opportunities Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$671	$1,302	$1,956	$3,700
Class I	$77	$255	$449	$1,008
Class R6	$72	$231	$404	$905
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will typically invest at least the lesser of (i) 40% of its total assets in the securities of issuers located in countries other than the United States and (ii) an amount of its total assets equal to the approximate percentage of issuers located in countries other than the United States included in the MSCI ACWI Net Total Return USD Index, unless the Sub-Adviser determines, in its sole discretion, that conditions are not favorable. If the Sub-Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights.

Fund Summary
RBC Global Opportunities Fund
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Fund Summary
RBC Global Opportunities Fund
Emerging Markets Risk.  The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Small Company Risk. There is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program

Fund Summary
RBC Global Opportunities Fund
may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2020	22.07%
Worst quarter:	Q1 2020	(20.83) %
?

Year to date for performance class:
RBC Global Opportunities Fund - Class I	6/30/2026	2.41%
?

Fund Summary
RBC Global Opportunities Fund
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares, Class R6 shares and Class A shares are December 3, 2014, November 22, 2016 and January 28, 2020, respectively. Performance shown for periods prior to the inception dates of Class R6 and Class A shares is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class R6 and Class A shares.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	17.24%	6.08%	11.22%	10.40%
Class I After Taxes on Distributions	17.04%	5.72%	10.65%	9.86%
Class I After Taxes on Distributions and Sale of Shares	10.34%	4.70%	9.14%	8.48%
Class A Before Taxes	10.20%	4.57%	10.32%	9.58%
Class R6 Before Taxes	17.29%	6.15%	11.27%	10.45%
MSCI All Country World NR Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%	10.11%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Habib Subjally, Managing Director & Senior Portfolio Manager, Head of Global Equities, has been the portfolio manager of the Fund since 2014.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a

Fund Summary
RBC Global Opportunities Fund
401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC China Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	4.73%	4.64%	4.67%
Total Annual Fund Operating Expenses	5.78%	5.44%	5.47%
Fee Waiver and/or Expense Reimbursement[2]	(4.48) %	(4.39) %	(4.47) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.30%	1.05%	1.00%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.30% of the Fund’s average daily net assets for Class A shares, 1.05% for Class I shares and 1.00% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary
RBC China Equity Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,821	$2,925	$5,610
Class I	$107	$1,233	$2,349	$5,097
Class R6	$102	$1,235	$2,357	$5,116
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity investments in issuers economically tied to China. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. For purposes of the 80% investment policy, China includes Mainland China, Hong Kong, and Macau.
The Fund expects to invest primarily in common stocks, but may also invest in depositary receipts. This may include securities that trade in local Chinese, Hong Kong, or other foreign exchanges and securities that trade in Renminbi (“RMB”), the official currency of China. The Fund may invest in the securities of Chinese companies, normally restricted to residents of Mainland China (commonly known as “A Shares” or “China A Shares”), through the Stock Connect program or other channels. The Fund may also invest in other investments including, but not limited to, “B Shares” of companies listed on the Shanghai and Shenzhen Stock Exchanges; “H Shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges; shares of “Red Chip” and “P-Chip” companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange; and shares of companies listed on the Hong Kong Stock Exchange that generate the majority of their value and revenue from doing business in China. “Red Chip” companies are controlled, either directly or indirectly, by Mainland China state entities. “P-Chip” companies are controlled by Mainland Chinese companies or individuals. Securities

Fund Summary
RBC China Equity Fund
of Chinese companies may also include investments in variable interest entity (“VIE”) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies.
In determining whether an issuer is economically tied to China, the Sub-Adviser will consider whether the issuer: (i) has a class of securities whose principal securities market is in China; (ii) is organized under the laws of, or maintains its principal place of business in, China; (iii) derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in China; (iv) maintains 50% or more of its assets in China; or (v) is otherwise determined to be economically tied to China by the Sub-Adviser in its discretion. For example, the Sub-Adviser may use the classifications assigned by third parties, including an issuer’s “country of issue” or “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Sub-Adviser may rely on these classifications, it is not required to do so.
The Fund will typically invest in equity securities issued by mid- to large-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights. A convertible security is considered an “equity security” for purposes of the Fund’s 80% policy only if the convertible security is “in the money” at the time of investment.
The Fund may use derivatives for hedging purposes to protect against losses or reduce volatility resulting from changes in interest rates and market indices, or to reduce its exposure to changes in the value of other currencies relative to the U.S. dollar. The Fund may also use derivatives such as options, futures, forward contracts and swaps for efficient portfolio management and investment purposes.
The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors, as well as the economic outlook for China and relevant markets. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not

Fund Summary
RBC China Equity Fund
insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
China Risk. Investing in securities economically tied to China may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets; negative foreign currency rate fluctuations; social, political, regulatory, economic or environmental instabilities; and natural disasters. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade, and increasing competition from Asia’s other low-cost emerging economies. Political, diplomatic, or regional conflicts, including the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from China, may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the People’s Republic of China (“PRC”) exercises significant regulatory control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.
Investing Through Stock Connect Risk. Investing in China A Shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect (“Stock Connect”) program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to market-wide trading volume and market capitalization quota limitations, each of which may restrict or preclude the Fund’s ability to invest in A Shares through Stock Connect. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A Shares. Therefore, the Fund’s investments in Stock Connect A Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Additionally, restrictions on the timing of permitted trading activity in A Shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A Shares at times when the Fund is unable to add to or exit its position.
RMB Risk. The Fund may be subject to the risk of insufficient amounts of RMB for the Fund to remain fully invested in Chinese equities. The Chinese government heavily regulates the domestic exchange of foreign currencies and RMB exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China.

Fund Summary
RBC China Equity Fund
Variable Interest Entities. The Fund may invest in certain operating companies in China through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange (“NYSE”). Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Chinese companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or a Chinese regulator will not otherwise interfere with the operation of VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, whether any new laws, rules or regulations relating to VIE structures will be adopted, or what impact any such changes would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIE, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other

Fund Summary
RBC China Equity Fund
government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Emerging Markets Risk.  The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Non-Diversified Fund Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may make the Fund’s shares more sensitive to the economic results of those issuers.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, fewer competitive strengths and fewer financial resources

Fund Summary
RBC China Equity Fund
than larger companies. Mid-sized companies may also be more vulnerable to adverse business or economic events, and may be more volatile than larger companies.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Large Company Risk. Large capitalization companies are generally more mature, and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-capitalization companies.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes

Fund Summary
RBC China Equity Fund
in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares may be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC China Equity Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q3 2025	29.82%
Worst quarter:	Q3 2022	(19.54) %
?

Year to date for performance class:
RBC China Equity Fund - I	6/30/2026	(0.49) %
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class A, Class I and Class R6 shares is April 11, 2022.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class I Before Taxes	50.82%	8.12%
Class I After Taxes on Distributions	48.98%	7.45%
Class I After Taxes on Distributions and Sale of Shares	30.43%	6.12%
Class A Before Taxes	41.66%	6.15%
Class R6 Before Taxes	50.88%	8.17%
MSCI China NR Index (reflects no deduction for fees, expenses or taxes)	31.17%	7.80%

Fund Summary
RBC China Equity Fund
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
The Sub-Adviser uses “associated persons” employed by an affiliate in its provision of investment advisory services to the Fund under a “participating affiliate” arrangement.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Siguo Chen, Portfolio Manager, has been lead portfolio manager of the Fund since 2022.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC International Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	1.24%	1.00%	1.15%
Total Annual Fund Operating Expenses[2]	2.18%	1.69%	1.84%
Fee Waiver and/or Expense Reimbursement[3]	(1.14) %	(0.90) %	(1.10) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.04%	0.79%	0.74%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which have been adjusted to reflect non-recurring expense estimates.
3
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.04% of the Fund’s average daily net assets for Class A shares, 0.79% for Class I shares and 0.74% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC International Equity Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$675	$1,115	$1,579	$2,860
Class I	$81	$445	$833	$1,923
Class R6	$76	$472	$893	$2,069
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering the classifications assigned to it by third parties, including an issuer’s “country of issue” as determined by Bloomberg, or whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from goods produced, services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above. The Fund will primarily invest in large capitalization companies.
The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants, rights and initial public offerings. The Fund will be invested in issuers located in at

Fund Summary
RBC International Equity Fund
least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI EAFE Total Return Net Index as determined by the Sub-Adviser. The Fund may also invest up to 35% of its assets in companies that are not included in the MSCI EAFE Total Return Net Index.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar, currencies of other developed countries and currencies of the local emerging market countries. The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, convertible securities, depositary receipts, participation notes, warrants, rights and initial public offerings, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Fund Summary
RBC International Equity Fund
Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Emerging Markets Risk.  The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Depositary Receipts Risk. Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or unsponsored programs. They may be traded in the OTC market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Fund Summary
RBC International Equity Fund
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Large Company Risk. Large capitalization companies are generally more mature, and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-capitalization companies.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares may be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC International Equity Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	12.43%
Worst quarter:	Q4 2024	(8.96) %
?

Year to date for performance class:
RBC International Equity Fund - I	6/30/2026	11.15%
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class A, Class I and Class R6 shares is December 14, 2022.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class I Before Taxes	19.80%	12.38%
Class I After Taxes on Distributions	17.33%	11.24%
Class I After Taxes on Distributions and Sale of Shares	13.81%	9.75%
Class A Before Taxes	12.57%	9.92%
Class R6 Before Taxes	19.86%	12.43%
MSCI EAFE NR Index (reflects no deduction for fees, expenses or taxes)	31.22%	15.61%

Fund Summary
RBC International Equity Fund
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
The Sub-Adviser uses “associated persons” employed by an affiliate in its provision of investment advisory services to the Fund under a “participating affiliate” arrangement.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• David Lambert, Managing Director & Senior Portfolio Manager, Head of European Equities, has been the portfolio manager of the Fund since 2022.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Fund Summary
RBC International Small Cap Equity Fund
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 103 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	4.19%	3.76%	3.94%
Total Annual Fund Operating Expenses	5.33%	4.65%	4.83%
Fee Waiver and/or Expense Reimbursement[2]	(4.09) %	(3.66) %	(3.89) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.24%	0.99%	0.94%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.24% of the Fund’s average daily net assets for Class A shares, 0.99% for Class I shares and 0.94% for Class R6 shares. This expense limitation agreement is in place until July 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s Board of Trustees if the Board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary
RBC International Small Cap Equity Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,733	$2,765	$5,316
Class I	$101	$1,071	$2,049	$4,522
Class R6	$96	$1,103	$2,114	$4,654
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index. As of June 30, 2026, the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $0.0 million to $19.8 billion. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering the classifications assigned to it by third parties, including an issuer’s “country of issue” as determined by Bloomberg, or whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from goods produced, services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above.
The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and

Fund Summary
RBC International Small Cap Equity Fund
rights. The Fund will invest in at least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI ACWI ex-USA Small Cap Index as determined by the Sub-Adviser.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar, currencies of other developed countries and currencies of the local emerging market countries.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common  and preferred stocks, convertible securities, depositary receipts, participation notes, warrants, rights, and initial public offerings, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Fund Summary
RBC International Small Cap Equity Fund
Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Emerging Markets Risk. The Fund invests in emerging markets.  The securities markets of most emerging market countries are less liquid; are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Depositary Receipts Risk. Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or unsponsored programs. They may be traded in the OTC market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Small Company Risk. There is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that

Fund Summary
RBC International Small Cap Equity Fund
subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Valuation Risk. The Fund’s assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when the Fund’s net asset value (“NAV”) is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed, and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The MSCI ACWI ex USA Net Total Return USD Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The MSCI ACWI ex USA Small Cap Total Return Net Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A and Class R6 shares may be

Fund Summary
RBC International Small Cap Equity Fund
different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2025	18.92%
Worst quarter:	Q4 2024	(5.89) %
?

Year to date for performance class:
RBC International Small Cap Equity Fund - I	6/30/2026	17.77%
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date for Class A, Class I and Class R6 shares is December 14, 2022.

Fund Summary
RBC International Small Cap Equity Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class I Before Taxes	18.62%	12.29%
Class I After Taxes on Distributions	15.52%	11.23%
Class I After Taxes on Distributions and Sale of Shares	13.24%	9.68%
Class A Before Taxes	11.49%	9.86%
Class R6 Before Taxes	18.68%	12.34%
MSCI ACWI ex USA NR Index (reflects no deduction for fees, expenses or taxes)	32.39%	15.95%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	29.26%	14.52%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited
The Sub-Adviser uses “associated persons” employed by an affiliate in its provision of investment advisory services to the Fund under a “participating affiliate” arrangement.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• David Lambert, Managing Director & Senior Portfolio Manager, Head of European Equities, has been the portfolio manager of the Fund since 2022.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 53 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 53 of this Prospectus.

Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 for IRA)
Class I
$250,000 for the RBC Emerging
Markets Equity Fund, RBC Emerging
Markets ex-China Equity Fund and
RBC Emerging Markets Value Equity Fund
$100,000 for the RBC Global Opportunities
Fund, RBC China Equity Fund, RBC
International Equity Fund and RBC
International Small Cap Equity Fund
$0 for Qualified Retirement Plans

Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
1
For more information about Institutional Investors and Eligible Investors, see “Additional Policies About Transactions” on page 84 of this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Investment Objectives
Each Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the Board of Trustees ("Board") without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail each Fund’s principal investment strategies. Each Fund will provide shareholders with at least 60 days’ prior notice of any changes in its 80% investment policy. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).
RBC Emerging Markets Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Sub-Adviser seeks to invest in equity securities that are considered by the Sub-Adviser to have the potential to provide long-term capital growth. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide (e.g. Brazil bonds issued in Brazilian real).
The Fund will be primarily invested in stocks with a minimum market capitalization at least as large as the capitalization of the smallest company in the benchmark index.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
RBC Emerging Markets ex-China Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities economically tied to emerging market countries (excluding China). For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country (excluding China) if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund will consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the MSCI Emerging Markets ex-China Index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Fund will typically invest in 40 to 60 equity securities issued by mid- to large-capitalization companies. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, warrants, rights and initial public offerings. The Fund will be diversified by sector and country within certain ranges of the MSCI Emerging Markets ex-China Index as determined by the Sub-Adviser. The Fund may also invest up to 35% of its assets in companies that are not included in the MSCI Emerging Markets ex-China Index.
The Fund may invest in securities denominated in any currency. The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
RBC Emerging Markets Value Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, the classifications assigned by third parties, including an issuer’s “country of issue” as determined by Bloomberg and/or the classifications assigned to an issuer by the Fund’s benchmark index provider or a minimum of 50% of the issuer’s revenues are generated from, or a minimum of 50% of the issuer’s operations or assets are located within, the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Sub-Adviser uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, management strength and low valuation. The Fund normally invests for the long-term, but may sell a security at any time the Sub-Adviser considers the security to be overvalued or otherwise unfavorable.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, equity linked participation notes, warrants and rights.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide (e.g., stocks of a Brazilian construction company issued in Brazilian real). The Fund

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
will be primarily invested in stocks with a minimum market capitalization at least as large as the capitalization of the smallest company in the benchmark index.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
RBC Global Opportunities Fund. The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will typically invest at least the lesser of (i) 40% of its total assets in the securities of issuers located in countries other than the United States and (ii) an amount of its total assets equal to the approximate percentage of issuers located in countries other than the United States included in the MSCI ACWI Net Total Return USD Index, unless the Sub-Adviser determines, in its sole discretion, that conditions are not favorable. If the Sub-Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index;

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. dollar, Canadian dollar, euro, Great British pound and Japanese yen. Local currencies can be defined as the currency of the issuer based in non-U.S. countries worldwide.
RBC China Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity investments in issuers economically tied to China. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. For purposes of the 80% investment policy, China includes Mainland China, Hong Kong, and Macau.
The Fund expects to invest primarily in common stocks, but may also invest in depositary receipts. This may include securities that trade in local Chinese, Hong Kong, or other foreign exchanges and securities that trade in RMB, the official currency of China. The Fund may invest in the securities of Chinese companies, normally restricted to residents of Mainland China (commonly known as “A Shares” or “China A Shares”), through the Stock Connect program or other channels. The Fund may also invest in other investments, including, but not limited to, “B Shares” of companies listed on the Shanghai and Shenzhen Stock Exchanges; “H Shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges; shares of “Red Chip” and “P-Chip” companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange; and shares of companies listed on the Hong Kong Stock Exchange that generate the majority of their value and revenue from doing business in China. “Red Chip” companies are controlled, either directly or indirectly, by Mainland China state entities. “P-Chip” companies are controlled by Mainland Chinese companies or individuals. Securities of Chinese companies may also include investments in VIE structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies.
In determining whether an issuer is economically tied to China, the Sub-Adviser will consider whether the issuer: (i) has a class of securities whose principal securities market is in China; (ii) ) is organized under the laws of, or maintains its principal place of business in, China; (iii) derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in China; (iv) maintains 50% or more of its assets in China; or (v) is otherwise determined to be economically tied to China by the Sub-Adviser in its discretion. For example, the Sub-Adviser may use the classifications assigned by third parties, including an issuer’s “country of issue” or “country of risk” as determined by Bloomberg or the classifications assigned to an

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Sub-Adviser may rely on these classifications, it is not required to do so.
The Fund will typically invest in equity securities issued by mid- to large-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights. A convertible security is considered an “equity security” for purposes of the Fund’s 80% policy only if the convertible security is “in the money” at the time of investment.
The Fund may use derivatives for hedging purposes to protect against losses or reduce volatility resulting from changes in interest rates and market indices, or to reduce its exposure to changes in the value of other currencies relative to the U.S. dollar. The Fund may also use derivatives such as options, futures, forward contracts and swaps for efficient portfolio management and investment purposes.
The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for China and relevant markets, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
RBC International Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering the classifications assigned to it by third parties, including an issuer’s “country of issue” as determined by Bloomberg, or whether: (i) it is organized under the laws of or maintains its principal office in a country located

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from goods produced, services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above. The Fund will primarily invest in large capitalization companies.
The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants, rights and initial public offerings. The Fund will be invested in issuers located in at least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI EAFE Total Return Net Index as determined by the Sub-Adviser. The Fund may also invest up to 35% of its assets in companies that are not included in the MSCI EAFE Total Return Net Index.
The Fund will normally invest in a portfolio of equity securities denominated in the U.S. dollar, currencies of other developed countries and currencies of the local emerging market countries.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
RBC International Small Cap Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index. As of June 30, 2026, the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $0.0 million to $19.8 billion. The Fund determines where a company is located, and thus, whether a

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
company is considered to be located outside the United States by considering the classifications assigned to it by third parties, including an issuer’s “country of issue” as determined by Bloomberg, or whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from goods produced, services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above.
The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, ADRs, EDRs, GDRs, participation notes, warrants and rights. The Fund will invest in at least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI ACWI ex USA Small Cap Index as determined by the Sub-Adviser.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. dollar, currencies of other developed countries and currencies of the local emerging market countries.
The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company and its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside.
The Sub-Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser.
The Sub-Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons or chemical weapons.
Investing for Temporary Defensive Purposes
Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Principal Risks
Each of the Funds is affected by changes in the economy and in securities and other markets. There is also the possibility that investment decisions the Sub-Adviser makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up, and you can lose money by investing in a Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk (All Funds). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.
China Risk (RBC China Equity Fund only). Investing in securities economically tied to China may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets; negative foreign currency rate fluctuations; social, political, regulatory, economic or environmental instabilities; and natural disasters. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade, and increasing competition from Asia’s other low-cost emerging economies. Political, diplomatic or regional conflicts, including the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from China, may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the PRC exercises significant regulatory control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Currency Risk (All Funds). Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
The Funds may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of a Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets, the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price, or result in penalties for the Fund, any of which may result in a loss to the Fund.
Custodial Risk (All Funds). The Funds may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Funds that are traded in such markets and that have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Depositary Receipts Risk (RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund). Investments in securities of foreign companies in the form of ADRs, GDRs, and EDRs are subject to certain risks. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk.
In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.
Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis because the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.
Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are OTC may also subject a Fund to liquidity risk.
Derivatives Risk (RBC China Equity Fund). Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. OTC derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/ or mandatory clearing (which interposes a central clearinghouse to each

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Emerging Markets Risk (All Funds). The Funds may invest in less developed or emerging markets. These markets may be volatile and illiquid, and the investments of a Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in a Fund’s missing investment opportunities if a Fund is unable to acquire or dispose of a security. Additional significant risks include a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets, or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.
There may be less government supervision, less legal regulation and less well-defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. In addition, as a result of its investments in emerging markets, a Fund may be invested in securities of smaller companies that are riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Equity Market Risk (All Funds). Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common and preferred stocks, convertible securities, depositary receipts, participation notes, warrants, rights and initial public offerings, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Foreign Risk (All Funds). Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from political, diplomatic or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property; other government restrictions; or problems in registration, settlement or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Geographic Focus Risk (RBC Emerging Markets ex-China Equity, RBC Global Opportunities and RBC International Small Cap Equity Funds). A Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Investing Through Stock Connect Risk (RBC China Equity Fund only). Investing in China A Shares through the Stock Connect program is subject to trading,

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to market-wide trading volume and market capitalization quota limitations, each of which may restrict or preclude the Fund’s ability to invest in A Shares through Stock Connect. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A Shares. Therefore, the Fund’s investments in Stock Connect A Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Additionally, restrictions on the timing of permitted trading activity in A Shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A Shares at times when the Fund is unable to add to or exit its position.
Large Company Risk (RBC Emerging Markets ex-China Equity, RBC China Equity and RBC International Equity Funds). Large capitalization companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-capitalization companies.
Liquidity Risk (All Funds).  Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.
Because the Funds’ principal investment strategies involve foreign (non-U.S.) securities and other securities with substantial market and/or credit risk, the Funds will tend to have relatively greater exposure to liquidity risk. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
Market Risk (All Funds). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund.
Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output; result in market closures, travel restrictions or quarantines; and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to situations in which events or conditions in one country, region or financial market adversely impact a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Mid-Sized Company Risk (RBC Emerging Markets ex-China Equity and RBC China Equity Funds only). Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, fewer competitive strengths and fewer financial resources than larger companies. They may be less liquid than stocks of larger companies and may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies.
Non-Diversified Fund Risk (RBC China Equity Fund only). Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may make the Fund’s shares more sensitive to the economic results of those issuers.
Portfolio Turnover Risk (RBC China Equity Fund only). Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
RMB Risk (RBC China Equity Fund only). The Fund may be subject to the risk of insufficient amounts of RMB for the Fund to remain fully invested in Chinese equities. The Chinese government heavily regulates the domestic exchange of foreign currencies and RMB exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China.
Small Company Risk (RBC Global Opportunities Fund and RBC International Small Cap Equity Fund only). Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. Such companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s NAV may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, the Fund may have to sell at a lower price than the Sub-Adviser might prefer, or it may have to sell in small quantities over a period of time.
Valuation Risk (All Funds). The Funds’ assets may include equity securities traded in foreign markets that close prior to the U.S. markets and when each Fund’s NAV is calculated. In order to take into account any significant events occurring after the close of trading in a foreign market, these securities are valued using adjusted fair value prices received from an independent pricing vendor and are categorized as Level 2 in the fair value hierarchy. As a result, there is a risk that the values at which

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
these investments are sold may be significantly different than the estimated fair values of these investments.
Value Investing Risk (RBC Emerging Markets Value Equity Fund only). Value stocks may not increase in price as anticipated by the Sub-Adviser if they fall out of favor with investors or the markets favor faster-growing companies.
Variable Interest Entities (RBC China Equity Fund only). The Fund may invest in certain operating companies in China through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands.
That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Chinese companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or a Chinese regulator will not otherwise interfere with the operation of VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, whether any new laws, rules or regulations relating to VIE structures will be adopted, or what impact any such changes would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIE or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
Additional Risks
In addition to the principal investment risks described above, the Funds will generally be subject to the following additional, non-principal risks:

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Counterparty Risk (All Funds). A Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Funds’ transactions or of any service provider to the Funds. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.
ESG Strategy Risk (All Funds). A Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis, which can encourage a greater emphasis on long-term performance, may result in a Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities for ESG reasons when it might be otherwise disadvantageous to do so. A company’s ESG characteristics or the Sub-Adviser’s assessment of a company’s ESG characteristics could vary over time to reflect changes in a company’s characteristics, which could mean that a company could move from being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment, to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Sub-Adviser seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG characteristics is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. For instance, the Sub-Adviser may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its business related to the Sub-Adviser’s ESG assessments, such that the Sub-Adviser considers it suitable to invest in, while another investor may have a different view.
Frontier Market Countries Risk (All Funds except RBC China Equity Fund). Frontier market countries generally have smaller economies and even less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Investing in the European Union Risk (All Funds except RBC China Equity Fund). Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments.
Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on a Fund’s investments as well as the ability of a Fund’s counterparties to fulfill their obligations.
Large Shareholder Transactions Risk (All Funds). A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.
Liquidation Risk (All Funds). To the extent authorized by law, each of the Funds reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares, or cease operations and liquidate.
Operational Risk (All Funds). The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Adviser, Sub-Adviser, transfer agent, custodian or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.
Regulatory and Legal Risk (All Funds). Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
the Adviser and its affiliates to engage in certain trading activities, which may adversely impact the Funds.
For example, Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly known as “Volcker Rule,” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
Small Company Risk (RBC Emerging Markets Value Equity Fund only). Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s NAV may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of stock of a smaller company, the Fund may have to sell at a lower price than the Sub-Adviser might prefer, or it may have to sell in small quantities over a period of time.

Management
Investment Adviser
The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve 17 million personal, business, public sector and institutional clients in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of June 30, 2026, the Adviser’s investment team managed approximately $71.8 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended March 31, 2026 as follows:
RBC Emerging Markets Equity Fund	0.80%
RBC Emerging Markets ex-China Equity Fund	0.80%
RBC Emerging Markets Value Equity Fund	0.80%
RBC Global Opportunities Fund	0.65%
RBC China Equity Fund	0.80%
RBC International Equity Fund	0.69%
RBC International Small Cap Equity Fund	0.89%
Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Adviser, the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others. The Investment Advisory Agreement for the Funds will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.
The Investment Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Adviser has contractually agreed to waive fees and/or pay operating expenses through July 31,

Management
2027 for the RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund to maintain net annual fund operating expenses as set forth below.
	Class A	Class I	Class R6
RBC Emerging Markets ex-China Equity Fund	1.13%	0.88%	0.88%
RBC Emerging Markets Value Equity Fund	1.20%	0.95%	0.88%
RBC Global Opportunities Fund	1.00%	0.75%	0.70%
RBC China Equity Fund	1.30%	1.05%	1.00%
RBC International Equity Fund	1.04%	0.79%	0.74%
RBC International Small Cap Equity Fund	1.24%	0.99%	0.94%
In addition, for the RBC Emerging Markets Equity Fund, the Adviser has contractually agreed to waive fees and/or pay operating expenses through September 30, 2027 in order to maintain net annual fund operating expenses of the Fund as set forth below.
	Class A	Class I	Class R6
RBC Emerging Markets Equity Fund	1.13%	0.88%	0.88%
The expense limitation agreement for all Funds excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from each Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of three years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Funds, including, among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and

Management
reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Adviser, Sub-Adviser, and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Funds and other client accounts. The Adviser, Sub-Adviser, and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Investment Sub-Adviser
The Funds are sub-advised by RBC Global Asset Management (UK) Limited. The Sub-Adviser is a wholly-owned subsidiary of RBC, which is the parent company of the Adviser. The Sub-Adviser is located at 100 Bishopsgate, London EC2N 4AA, United Kingdom. The Sub-Adviser has been registered with the SEC as an investment adviser since September 2013, and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Adviser employed 496 individuals and had $178.8 billion in assets under management as of March 31, 2026.
The Sub-Adviser is paid by the Adviser out of the advisory fee the Adviser is paid by each Fund.
Information regarding the factors considered by the Board in connection with the most recent approval of the Investment Advisory Agreements with the Adviser and Sub-Advisory Agreements with the Sub-Adviser for the Funds is provided in the Funds’ report filed on Form N-CSR for the period ended September 30, 2025.
In rendering investment advisory services to the RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund, the Sub-Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate, RBC Global Asset Management (Asia) Limited, and may provide services to the RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Management
Portfolio Managers
The Adviser is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:
Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Emerging Markets Equity Fund and RBC Emerging Markets ex-China Equity Fund
Philippe Langham	Managing Director & Senior Portfolio Manager, Head of Emerging Market Equities	Lead since 2013 (RBC Emerging Markets Equity Fund) Lead since 2022 (RBC Emerging Markets ex- China Equity Fund)	34	CPA, CA (1990); BSc (Economics) (1987), University of Manchester, U.K.	Senior Portfolio Manager at the Sub-Adviser since December 2009; Head of Global Emerging Markets with Société Générale Asset Management S.A., August 2007 to August 2009.
RBC Emerging Markets ex-China Equity Fund
Veronique Erb	Portfolio Manager	Lead since 2024	25	MSc (Finance) (2000), Cass Business School, UK; BSc (Economics and German) (1998), University of Surrey, U.K	Portfolio Manager Emerging Markets, RBC BlueBay Asset Management
Ashna Yarashi-Shah	Portfolio Manager	Lead since 2024	13	CFA (2022), BSc (Statistics, Economics and Finance) (2012), University College London, U.K	Portfolio Manager, Emerging Markets, RBC Bluebay Asset Management
RBC Emerging Markets Value Equity Fund
Laurence Bensafi	Managing Director and Portfolio Manager, Deputy Head of Emerging Markets Equity	Lead since 2018	28	CFA (2004); Magistère d’Économiste Statisticien & D.E.S.S. Statistique et Économétrie (1997), Université de Toulouse, France	Senior Portfolio Manager, Deputy Head, Emerging Markets Equity of the Sub-Adviser, since 2013; Head, Emerging Markets Equity, Aviva Investors, 2005 to 2012.

Management
Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Global Opportunities Fund
Habib Subjally	Managing Director & Senior Portfolio Manager, Head of Global Equities	2014	32	BSc Hons, London School of Economics, ACA (Chartered Accountant)	Senior Portfolio Manager at the Sub-Adviser since 2014; Head of Global Equities with First State Investments, April 2006 to March 2014.
RBC China Equity Fund
Siguo Chen	Portfolio Manager	2022	14	BSc, Beijing University of Aeronautics and Astronautics and MSc, HEC Paris	Portfolio Manager on the RBC Asian Equity team at the Sub-Adviser since 2017.
RBC International Equity Fund and RBC International Small Cap Equity Fund
David Lambert	Managing Director & Senior Portfolio Manager, Head of European Equities	2022	26	BSc (Hons), ASIP, Associate CFA UK	Senior Portfolio Manager and Head, European Equities at the Sub-Adviser since 2022 and Senior Portfolio Manager at the Sub-Adviser since 2017.
Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Funds’ SAI.

Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, at www.rbcgam.com or by calling 1-800-422-2766. The per share NAV of each Fund is determined each day the NYSE is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time (“Value Time”), if the particular disruption directly affects only the NYSE.
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Instructions for Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.
You may purchase, redeem or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Funds are disrupted as well. Even if the NYSE is closed, a Fund may accept purchase, redemption and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures.
Because certain Funds may own securities that are primarily listed on foreign exchanges that may trade on days when such Funds do not price their shares, the value of those Funds’ investments may change on days when shareholders will not be able to purchase or redeem shares.
Valuation of Portfolio Securities. On behalf of each Fund, the Board has approved Pricing and Valuation Procedures of the Adviser for determining the value of Fund shares in accordance with applicable law. The Funds’ securities are generally

Shareholder Information
valued at current market prices. In accordance with the Funds’ pricing and valuation procedures, fixed income securities are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. In general, when the market value of a portfolio security is readily available, the Funds will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable, is not a quoted price in an active market or there is a significant valuation event affecting the value of the security, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a Fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing services. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the NAVs of those companies, and those companies may use fair value pricing as described in their prospectuses. In addition, the Funds have procedures in place to fair value on a daily basis foreign equity securities traded in countries outside North American and South American Time Zones in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market and before the Funds’ Value Time. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices, and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a

Shareholder Information
large market fluctuation occurs; or an adverse development, such as bankruptcy filing, arises with respect to a specific issuer. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and the Value Time. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using foreign exchange rate quotations received from a pricing vendor as of the Value Time on each Value Date. The value of securities traded in markets outside the United States may be affected on a day that is not a Value Date and an investor is not able to purchase, exchange or redeem shares of the Funds.

Shareholder Information
Investment Minimums
You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers, and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250
Class I Shares
Regular Account	$250,000
RBC Emerging Markets Equity Fund
RBC Emerging Markets ex-China Equity Fund
RBC Emerging Markets Value Equity Fund
Regular Account	$100,000
RBC Global Opportunities Fund
RBC China Equity Fund
RBC International Equity Fund
RBC International Small Cap Equity Fund
Through Qualified Retirement Plans	$0
Class R6 Shares
For Institutional Investors[2]	$250,000
For Eligible Investors[2]	$0

Minimum Subsequent Investment
Amount
Class A Shares	None
Class I Shares	None
Class R6 Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund, which are processed based on the Fund’s NAV next determined after your order is received by an organization in proper form before 4:00 p.m. Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or their transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.

Shareholder Information
2
For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” below.

Shareholder Information
Additional Policies About Transactions
The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. dollars. All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.
The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Adviser or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including when orders are not accompanied by proper payment or are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Funds, the Funds’ representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Class A Eligibility. Class A shares are offered by each Fund and are available to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
Class I Eligibility. The RBC Emerging Markets Equity Fund, the RBC Emerging Markets ex-China Equity Fund and the RBC Emerging Markets Value Equity Fund offer Class I shares to institutions or individuals with a $250,000 minimum requirement for initial investment. The RBC Global Opportunities Fund, the RBC China Equity Fund, the RBC International Equity Fund and the RBC International Small Cap Equity Fund offer Class I shares to institutions or individuals with a $100,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for Class I of the Funds listed in this Prospectus does not apply to

Shareholder Information
investments by employees of the Adviser and Sub-Adviser (and their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum required for additional investments. Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Class R6 Eligibility. Class R6 shares are offered by each Fund to Institutional Investors that meet a $250,000 minimum requirement for initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of a Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $250,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, Simplified Employee Pensions, Salary Reduction Simplified Employee Pensions, Savings Incentive Match Plan for Employees IRAs, individual 401(k) plans or individual 403(b) plans. There is no minimum required for additional investments for Institutional Investors or Eligible Investors.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Shareholder Information
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Funds are generally offered to only United States citizens and United States resident aliens having a social security number or individual taxpayer identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number) and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Shareholder Information
Instructions for Opening an Account
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation.
You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent, at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.
3. Mail or courier application and payment to the applicable address above.
4. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number
To open an account by wire, a completed account
application is required before your wire can be accepted.
You may mail or deliver overnight your account
application to the transfer agent. Upon receipt of your
completed application, an account will be established for
you. The account number assigned will be required as
part of the instruction that should be provided to your
bank to send the wire. Your bank must include the name
of the Fund you are purchasing, the account number, and
your name so that monies can be correctly applied. Your
bank should transmit funds by wire as indicated here.
Wired funds must be received by 4:00 p.m. Eastern time
to be eligible for same day pricing. The Funds and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wiring system, or from incomplete wiring instructions.

Shareholder Information
By Exchange from Another RBC Fund	1-800-422-2766 (all Classes) or www.rbcgam.com
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay Enhanced Income Fund and
the RBC BlueBay U.S. Government Money Market
Fund (Institutional Class 2, Institutional Class 3, and
Investor Class). The names and registrations on the
accounts must be identical. The exchange must meet the
applicable minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the
“inactivity period” specified in your state’s abandoned property laws. The Funds (or the broker or custodian of record having beneficial owner information) are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Funds. If your shares are held directly with a Fund, please proactively contact the Fund’s transfer agent at
1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

Shareholder Information
Instructions for Purchasing and Adding to Your Shares
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.
By Telephone	1-800-422-2766
If you elected telephone options on your account
application, and your account has been open for at least
seven business days, telephone orders will be accepted via
electronic funds transfer from your bank account
through the Automated Clearing House (“ACH”)
network. You must have banking information established
on your account prior to making a purchase. If your
order is received prior to the Fund’s deadline, your shares
will be purchased at the NAV calculated on the day your
order is placed.

By Mail	Subsequent Purchases – Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Subsequent Purchases – Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
2. Make check payable to “RBC Funds” and include your account number on the check.
3. Mail or courier stub and payment to the applicable address above.
4. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number
Wire share purchases should include the names of each
account owner, your account number and the name of
the Fund in which you are purchasing shares. You should
notify the Funds by telephone that you have sent a wire
purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 p.m. Eastern
time to be eligible for same day pricing. The Funds and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

Shareholder Information
Automatic Investment Plan (Class A Shares only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the ACH network to participate.

You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the AIP, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund's transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH or have distributions reinvested in the Fund, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Shareholder Information
Selling Your Shares
Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
You may withdraw from your account at any time. Certain redemptions will, however, require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or non-Medallion program member is required to redeem shares in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When the account address has changed within the last 30 calendar days; and
• For all redemptions in excess of $50,000 from any shareholder account.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below. The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Shareholder Information
Instructions for Selling Shares (Redemptions)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Funds will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee may be deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 may be deducted from the remaining account balance.
If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least
$10,000. If you elect this method of redemption, the Funds will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this SWP at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the SWP. If you wish to establish a SWP, please complete the SWP section of the account application or contact the transfer agent for further instructions. Depending upon how long you have held your shares, contingent deferred sales charges may apply.

Shareholder Information
Additional Policies on Selling Shares (Redemptions)
For accounts held directly with the Funds, the length of time in which the Funds typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Funds typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check within two business days following receipt of the redemption order by the Funds.
For accounts held through a financial intermediary, the length of time in which the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH, or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Funds. For payments that are made to your financial intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Funds. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the

Shareholder Information
disbursement may be terminated or extended by a state regulator, an agency, or a court of competent jurisdiction.
The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples of such additional documentation include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Funds do not routinely use redemptions-in-kind, the Funds reserve the right to use redemptions-in-kind to manage the impact of large redemptions on the Funds. Redemption-in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for Class A shareholder accounts, $250,000 for Class I shareholder accounts in the RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund and RBC Emerging Markets Value Equity Fund and $100,000 for Class I shareholder accounts in the RBC Global Opportunities Fund, RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market movement, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

Shareholder Information
Minimum Account Size for Class R6 Shares. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $250,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to redemptions and not market movement, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

Shareholder Information
Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the RBC BlueBay Enhanced Income Fund and the RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2, Institutional Class 3, and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Shareholder Information
Additional Policies on Exchanges
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC BlueBay Ultra-Short Fixed Income Fund or RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through other prospectuses) into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Ultra-Short Fixed Income Fund and RBC BlueBay U.S. Government Money Market Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid in connection with shares exchanged for such shares of the RBC BlueBay Ultra-Short Fixed Income Fund or RBC BlueBay U.S. Government Money Market Fund, as applicable). In addition, purchases of Class A shares of the RBC BlueBay Ultra-Short Fixed Income Fund and RBC BlueBay U.S. Government Money Market Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

Shareholder Information
Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• Transfer on Death (“TOD”) Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts (not available for Class R6 shares)
• Traditional IRA accounts (not available for Class R6 shares)
• Roth IRA accounts (not available for Class R6 shares)
• Simplified Employee Pensions (“SEPs”)
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the

Shareholder Information
payment of a redemption order in an exchange order for up to one business day in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the NAVs of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
Financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds’ being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance

Shareholder Information
and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
For a Fund that invests significantly in foreign securities traded on markets that may close before the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. In an effort to mitigate this risk the RBC Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they determine to be the fair value of those securities at the time when the Funds determine their NAVs. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer.
Certain investors may seek to capture this momentum by trading frequently in a Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, a Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. On the tenth business day after fiscal quarter-end, each Fund’s portfolio holdings and their weightings are posted until replaced by the next quarter’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-ends as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.

Shareholder Information
Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in the share classes offered by the Funds and ways to qualify for reduced sales charges. Class I shares and Class R6 shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
	Class A	Class I	Class R6
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	None	None
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.	Generally lower annual expenses than Class A and Class I shares.
*
Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board has approved an annual limit of 0.25% for Class A shares.
The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, adviser, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.

Shareholder Information
	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%	5.00%
$25,000 — $49,999.99	5.00%	5.26%	4.25%
$50,000 — $99,999.99	4.50%	4.71%	3.75%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%*	1.00%
*
A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Funds listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.
• Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
• Single-participant retirement plan accounts owned by you or your immediate family
• Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of RBC Funds Class A shares of the Funds in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund). Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained

Shareholder Information
from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with RBC Funds, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation. For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of all other RBC Funds Class A shares offered in this and separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.
PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.
Contingent Deferred Sales Charges. A 1.00% CDSC in accordance with the amount of the dealer concession paid is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges (Class A Shares). The contingent deferred sales charge on Class A shares may be waived in the following cases:
• Redemptions due to death or disability of the shareholder.
• Redemptions due to the complete termination of a trust upon the death of the trust grantor or beneficiary.
• Tax-free returns of excess contributions to IRAs.
• Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)
The contingent deferred sales charge on Class A shares may also be waived in the following two cases if together such transactions do not exceed 12% of the value of an account annually:

Shareholder Information
• Redemptions through a systematic withdrawal plan.
• Redemptions due to receiving required minimum distributions (“RMDs”) from retirement accounts upon reaching RMD age.
The Funds do not provide additional information on sales charges on their website because the information is contained in the Prospectus, which is available on the Funds’ website at https://www.dfinview.com/usrbcgam.
Financial Intermediary Waivers. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a financial intermediary platform. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed above. See Appendix A - Financial Intermediary-Specific Sales Charge Waivers
Distribution and Service (12b-1) Fees
Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Under the 12b-1 Plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board has approved an annual limit of 0.25% for 12b-1 fees for Class A shares.
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A and Class I shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including but not limited to responding to shareholder inquiries and assisting shareholders with their accounts, the Funds may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Shareholder Information
Dividends, Distributions and Taxes
Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually, generally in December. Each Fund will distribute net realized capital gains, if any, at least annually, generally in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Funds will send you an annual statement of your account activity (Form 1099) to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income and/or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares

Shareholder Information
held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board.

Financial Highlights
The following tables are intended to help you understand each Fund’s financial performance for the past five fiscal years of the Fund’s operations, or since a Fund’s inception if less than five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR, which is available free of charge at https://www.dfinview.com/usrbcgam or by calling 1-800-422-2766.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$13.34	0.15	3.82	—	3.97	(0.19)	(0.33)	(0.52)	$16.79
Year Ended 3/31/25	12.42	0.17	0.90	—	1.07	(0.07)	(0.08)	(0.15)	13.34
Year Ended 3/31/24	11.85	0.13	0.61	—	0.74	(0.17)	—	(0.17)	12.42
Year Ended 3/31/23	12.52	0.18	(0.76)	—	(0.58)	(0.09)	—	(0.09)	11.85
Year Ended 3/31/22	14.64	0.11	(1.88)	—(b)	(1.77)	(0.15)	(0.20)	(0.35)	12.52
Class I
Year Ended 3/31/26	$13.54	0.19	3.88	—	4.07	(0.23)	(0.33)	(0.56)	$17.05
Year Ended 3/31/25	12.62	0.16	0.96	—	1.12	(0.12)	(0.08)	(0.20)	13.54
Year Ended 3/31/24	12.04	0.16	0.62	—	0.78	(0.20)	—	(0.20)	12.62
Year Ended 3/31/23	12.76	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	12.04
Year Ended 3/31/22	14.91	0.14	(1.91)	—(b)	(1.77)	(0.18)	(0.20)	(0.38)	12.76
Class R6
Year Ended 3/31/26	$13.60	0.20	3.91	—	4.11	(0.23)	(0.33)	(0.56)	$17.15
Year Ended 3/31/25	12.69	0.15	0.96	—	1.11	(0.12)	(0.08)	(0.20)	13.60
Year Ended 3/31/24	12.10	0.17	0.62	—	0.79	(0.20)	—	(0.20)	12.69
Year Ended 3/31/23	12.82	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	12.10
Year Ended 3/31/22	14.98	0.15	(1.93)	—	(1.78)	(0.18)	(0.20)	(0.38)	12.82

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	29.91%	$201,569	1.13%(c)	0.96%	1.62%(c)	20%
Year Ended 3/31/25	8.58%	102,778	1.13%(c)	1.26%	2.03%(c)	16%
Year Ended 3/31/24	6.29%	125,841	1.13%(c)	1.11%	2.11%(c)	34%
Year Ended 3/31/23	(4.57)%	124,373	1.13%	1.56%	1.82%	19%
Year Ended 3/31/22	(12.17)%	297,037	1.13%	0.77%	1.68%	14%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/26	30.17%	$4,014,054	0.88%(c)	1.18%	0.98%(c)	20%
Year Ended 3/31/25	8.91%	3,044,933	0.88%(c)	1.22%	0.99%(c)	16%
Year Ended 3/31/24	6.54%	2,496,784	0.88%(c)	1.30%	1.00%(c)	34%
Year Ended 3/31/23	(4.38)%	1,751,023	0.88%	1.73%	1.03%	19%
Year Ended 3/31/22	(11.97)%	2,111,110	0.88%	1.01%	0.99%	14%
Class R6
Year Ended 3/31/26	30.34%	$1,203,478	0.87%(c)	1.20%	0.87%(c)	20%
Year Ended 3/31/25	8.79%	790,799	0.88%(c)	1.11%	0.89%(c)	16%
Year Ended 3/31/24	6.59%	265,671	0.88%(c)	1.40%	0.88%(c)	34%
Year Ended 3/31/23	(4.36)%	244,839	0.88%	1.70%	0.90%	19%
Year Ended 3/31/22	(11.99)%	248,557	0.88%	1.05%	0.88%	14%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets ex-China Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$11.64	0.22	4.39	4.61	(0.34)	(1.22)	(1.56)	$14.69
Year Ended 3/31/25	12.12	0.07	(0.07)	—	(0.04)	(0.44)	(0.48)	11.64
Year Ended 3/31/24	10.40	0.11	1.82	1.93	(0.07)	(0.14)	(0.21)	12.12
Period Ended 3/31/23(b)	10.00	0.03	0.37	0.40	—	—	—	10.40
Class I
Year Ended 3/31/26	$11.64	0.16	4.53	4.69	(0.18)	(1.22)	(1.40)	$14.93
Year Ended 3/31/25	12.14	0.13	(0.10)	0.03	(0.09)	(0.44)	(0.53)	11.64
Year Ended 3/31/24	10.41	0.14	1.83	1.97	(0.10)	(0.14)	(0.24)	12.14
Period Ended 3/31/23(b)	10.00	0.03	0.38	0.41	—	—	—	10.41
Class R6
Year Ended 3/31/26	$11.63	0.16	4.52	4.68	(0.18)	(1.22)	(1.40)	$14.91
Year Ended 3/31/25	12.13	0.13	(0.09)	0.04	(0.10)	(0.44)	(0.54)	11.63
Year Ended 3/31/24	10.41	0.13	1.83	1.96	(0.10)	(0.14)	(0.24)	12.13
Period Ended 3/31/23(b)	10.00	0.04	0.37	0.41	—	—	—	10.41

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 15, 2022 (commencement of operations) through March 31, 2023.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	40.73%	$954	1.13%(c)	1.66%	1.81%(c)	24%
Year Ended 3/31/25	(0.10)%	8,971	1.13%	0.55%	1.67%	17%
Year Ended 3/31/24	18.73%	617	1.13%	0.96%	2.60%	38%
Period Ended 3/31/23(d)	4.00%(e)	520	1.13%(f)	1.06%(f)	4.27%(f)	2%
Class I
Year Ended 3/31/26	41.25%	$66,435	0.90%(g)	1.15%	1.38%(g)	24%
Year Ended 3/31/25	0.13%	50,634	0.88%	1.05%	1.36%	17%
Year Ended 3/31/24	19.07%	48,328	0.88%	1.23%	1.82%	38%
Period Ended 3/31/23(d)	4.10%(e)	32,321	0.88%(f)	0.94%(f)	2.22%(f)	2%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 3/31/26	41.18%	$1,752	0.90%(g)	1.15%	1.51%(g)	24%
Year Ended 3/31/25	0.18%	1,241	0.88%	1.06%	1.52%	17%
Year Ended 3/31/24	18.99%	1,239	0.88%	1.21%	2.03%	38%
Period Ended 3/31/23(d)	4.10%(e)	1,041	0.88%(f)	1.31%(f)	3.10%(f)	2%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the period ended March 31, 2023, when the Fund’s net expense ratio would increase by an amount of 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	For the period from December 15, 2022 (commencement of operations) through March 31, 2023.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratios include line of credit interest expense of 0.02%.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$8.33	0.15	3.50	3.65	(0.21)	—	(0.21)	$11.77
Year Ended 3/31/25	8.21	0.14	0.35	0.49	(0.37)	—	(0.37)	8.33
Year Ended 3/31/24	7.72	0.14	0.64	0.78	(0.29)	—	(0.29)	8.21
Period Ended 3/31/23(b)	8.62	0.12	(0.50)	(0.38)	—	(0.52)	(0.52)	7.72
Class I
Year Ended 3/31/26	$8.34	0.17	3.51	3.68	(0.23)	—	(0.23)	$11.79
Year Ended 3/31/25	8.22	0.16	0.35	0.51	(0.39)	—	(0.39)	8.34
Year Ended 3/31/24	7.73	0.16	0.65	0.81	(0.32)	—	(0.32)	8.22
Year Ended 3/31/23	8.81	0.22	(0.78)	(0.56)	—	(0.52)	(0.52)	7.73
Year Ended 3/31/22	11.22	0.15	(1.30)	(1.15)	(0.18)	(1.08)	(1.26)	8.81
Class R6
Year Ended 3/31/26	$7.76	0.15	3.27	3.42	(0.22)	—	(0.22)	$10.96
Year Ended 3/31/25	7.88	0.34	0.13	0.47	(0.59)	—	(0.59)	7.76
Year Ended 3/31/24	7.41	0.16	0.63	0.79	(0.32)	—	(0.32)	7.88
Year Ended 3/31/23	8.46	0.22	(0.75)	(0.53)	—	(0.52)	(0.52)	7.41
Year Ended 3/31/22	10.90	0.19	(1.29)	(1.10)	(0.26)	(1.08)	(1.34)	8.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from April 19, 2022 (commencement of operations) through March 31, 2023.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	44.01%	$24	1.21%(c)	1.41%	18.40%(c)	82%
Year Ended 3/31/25	6.26%	17	1.22%(c)	1.67%	23.49%(c)	40%
Year Ended 3/31/24	10.47%	16	1.21%(c)	1.79%	32.28%(c)	44%
Period Ended 3/31/23(d)	(4.16)%(e)	14	1.20%(f)	1.67%(f)	19.67%(f)	44%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/26	44.34%	$100,635	0.97%(c)	1.57%	1.34%(c)	82%
Year Ended 3/31/25	6.53%	57,493	0.97%(c)	1.93%	1.47%(c)	40%
Year Ended 3/31/24	10.78%	62,756	0.96%(c)	2.06%	1.33%(c)	44%
Year Ended 3/31/23	(6.10)%	64,106	0.95%	2.86%	1.57%	44%
Year Ended 3/31/22	(10.95)%	72,867	0.95%	1.43%	1.41%	67%
Class R6
Year Ended 3/31/26	44.31%	$602	0.90%(c)	1.48%	2.10%(c)	82%
Year Ended 3/31/25	6.45%	142	0.88%(g)	4.11%	1.70%(g)	40%
Year Ended 3/31/24	11.00%	2,795	0.89%(c)	2.12%	1.35%(c)	44%
Year Ended 3/31/23	(6.01)%	2,520	0.88%	2.93%	1.62%	44%
Year Ended 3/31/22	(10.84)%	2,681	0.88%	1.74%	1.33%	67%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	During the years ended March 31, 2026, 2025 and 2024 the ratios include line of credit interest expense of 0.02%, 0.02% and 0.01%, respectively.
(d)	For period from April 19, 2022 (commencement of operations) through March 31, 2023.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratios include line of credit interest expense which is less than 0.01%.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$20.04	0.04	2.96	3.00	(0.07)	(0.08)	(0.15)	$22.89
Year Ended 3/31/25	19.43	0.09	0.60	0.69	(0.08)	—	(0.08)	20.04
Year Ended 3/31/24	16.86	0.09	2.58	2.67	(0.10)	—	(0.10)	19.43
Year Ended 3/31/23	19.09	0.07	(2.30)	(2.23)	—(b)	—	—	16.86
Year Ended 3/31/22	19.39	—(b)	0.64	0.64	(0.03)	(0.91)	(0.94)	19.09
Class I
Year Ended 3/31/26	$20.08	0.12	2.94	3.06	(0.09)	(0.08)	(0.17)	$22.97
Year Ended 3/31/25	19.47	0.15	0.59	0.74	(0.13)	—	(0.13)	20.08
Year Ended 3/31/24	16.88	0.14	2.58	2.72	(0.13)	—	(0.13)	19.47
Year Ended 3/31/23	19.11	0.11	(2.30)	(2.19)	(0.04)	—	(0.04)	16.88
Year Ended 3/31/22	19.41	0.05	0.64	0.69	(0.08)	(0.91)	(0.99)	19.11
Class R6
Year Ended 3/31/26	$20.15	0.15	2.92	3.07	(0.10)	(0.08)	(0.18)	$23.04
Year Ended 3/31/25	19.53	0.16	0.60	0.76	(0.14)	—	(0.14)	20.15
Year Ended 3/31/24	16.94	0.15	2.58	2.73	(0.14)	—	(0.14)	19.53
Year Ended 3/31/23	19.17	0.12	(2.30)	(2.18)	(0.05)	—	(0.05)	16.94
Year Ended 3/31/22	19.47	0.06	0.63	0.69	(0.08)	(0.91)	(0.99)	19.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	14.92%	$263	1.00%(c)	0.15%	3.16%(c)	79%
Year Ended 3/31/25	3.55%	63	1.00%(c)	0.46%	8.20%(c)	72%
Year Ended 3/31/24	15.88%	45	1.00%(c)	0.54%	8.52%(c)	43%
Year Ended 3/31/23	(11.66)%	20	1.00%	0.41%	20.49%	38%
Year Ended 3/31/22	2.86%	25	1.00%	(0.01)%	24.16%	44%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 3/31/26	15.20%	$360,835	0.75%(c)	0.51%	0.82%(c)	79%
Year Ended 3/31/25	3.80%	347,493	0.75%(c)	0.72%	0.82%(c)	72%
Year Ended 3/31/24	16.22%	368,058	0.75%(c)	0.78%	0.82%(c)	43%
Year Ended 3/31/23	(11.44)%	313,879	0.75%	0.66%	0.84%	38%
Year Ended 3/31/22	3.09%	330,052	0.75%	0.23%	0.81%	44%
Class R6
Year Ended 3/31/26	15.21%	$67,946	0.70%(c)	0.66%	0.73%(c)	79%
Year Ended 3/31/25	3.89%	134,653	0.70%(c)	0.77%	0.73%(c)	72%
Year Ended 3/31/24	16.23%	127,043	0.70%(c)	0.87%	0.73%(c)	43%
Year Ended 3/31/23	(11.35)%	153,349	0.70%	0.73%	0.73%	38%
Year Ended 3/31/22	3.11%	246,907	0.70%	0.30%	0.72%	44%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

FINANCIAL HIGHLIGHTS
RBC China Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$9.87	0.04	2.43	2.47	(0.41)	(0.02)	(0.43)	$11.91
Year Ended 3/31/25	7.98	0.07	1.97	2.04	(0.15)	—	(0.15)	9.87
Year Ended 3/31/24	9.35	0.03	(1.32)	(1.29)	(0.08)	—	(0.08)	7.98
Period Ended 3/31/23(b)	10.00	0.08	(0.65)	(0.57)	(0.08)	—	(0.08)	9.35
Class I
Year Ended 3/31/26	$9.87	0.07	2.43	2.50	(0.44)	(0.02)	(0.46)	$11.91
Year Ended 3/31/25	7.98	0.10	1.96	2.06	(0.17)	—	(0.17)	9.87
Year Ended 3/31/24	9.36	0.05	(1.33)	(1.28)	(0.10)	—	(0.10)	7.98
Period Ended 3/31/23(b)	10.00	0.11	(0.66)	(0.55)	(0.09)	—	(0.09)	9.36
Class R6
Year Ended 3/31/26	$9.87	0.08	2.43	2.51	(0.44)	(0.02)	(0.46)	$11.92
Year Ended 3/31/25	7.98	0.10	1.96	2.06	(0.17)	—	(0.17)	9.87
Year Ended 3/31/24	9.36	0.06	(1.34)	(1.28)	(0.10)	—	(0.10)	7.98
Period Ended 3/31/23(b)	10.00	0.11	(0.65)	(0.54)	(0.10)	—	(0.10)	9.36

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from April 11, 2022 (commencement of operations) through March 31, 2023.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	24.89%	$638	1.30%	0.35%	5.78%	134%
Year Ended 3/31/25	25.83%	511	1.30%	0.84%	7.70%	132%
Year Ended 3/31/24	(13.84)%	406	1.30%	0.39%	7.55%	138%
Period Ended 3/31/23(c)	(5.72)%(d)	471	1.30%(e)	0.91%(e)	8.66%(e)	130%
Class I
Year Ended 3/31/26	25.15%	$4,549	1.05%	0.60%	5.44%	134%
Year Ended 3/31/25	26.14%	3,604	1.05%	1.09%	6.23%	132%
Year Ended 3/31/24	(13.69)%	2,858	1.05%	0.64%	6.58%	138%
Period Ended 3/31/23(c)	(5.44)%(d)	3,308	1.05%(e)	1.16%(e)	7.48%(e)	130%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 3/31/26	25.31%	$1,291	1.00%	0.65%	5.47%	134%
Year Ended 3/31/25	26.20%	1,031	1.00%	1.14%	6.74%	132%
Year Ended 3/31/24	(13.64)%	817	1.00%	0.69%	6.88%	138%
Period Ended 3/31/23(c)	(5.40)%(d)	946	1.00%(e)	1.21%(e)	7.87%(e)	130%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from April 11, 2022 (commencement of operations) through March 31, 2023.
(d)	Not annualized.
(e)	Annualized.

FINANCIAL HIGHLIGHTS
RBC International Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$11.71	0.19	1.40	1.59	(0.21)	(1.02)	(1.23)	$12.07
Year Ended 3/31/25	11.96	0.16	(0.06)	0.10	(0.15)	(0.20)	(0.35)	11.71
Year Ended 3/31/24	10.44	0.17	1.52	1.69	(0.17)	—	(0.17)	11.96
Period Ended 3/31/23(b)	10.00	0.05	0.39	0.44	—	—	—	10.44
Class I
Year Ended 3/31/26	$11.72	0.22	1.40	1.62	(0.24)	(1.02)	(1.26)	$12.08
Year Ended 3/31/25	11.97	0.19	(0.06)	0.13	(0.18)	(0.20)	(0.38)	11.72
Year Ended 3/31/24	10.45	0.20	1.52	1.72	(0.20)	—	(0.20)	11.97
Period Ended 3/31/23(b)	10.00	0.06	0.39	0.45	—	—	—	10.45
Class R6
Year Ended 3/31/26	$11.73	0.23	1.40	1.63	(0.25)	(1.02)	(1.27)	$12.09
Year Ended 3/31/25	11.98	0.20	(0.06)	0.14	(0.19)	(0.20)	(0.39)	11.73
Year Ended 3/31/24	10.45	0.20	1.53	1.73	(0.20)	—	(0.20)	11.98
Period Ended 3/31/23(b)	10.00	0.06	0.39	0.45	—	—	—	10.45

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	13.48%	$1,391	1.04%	1.48%	2.18%	82%
Year Ended 3/31/25	0.92%	1,239	1.04%	1.36%	2.01%	35%
Year Ended 3/31/24	16.36%	1,226	1.04%	1.58%	2.76%	17%
Period Ended 3/31/23(c)	4.40%(d)	1,044	1.04%(e)	1.80%(e)	3.74%(e)	10%
Class I
Year Ended 3/31/26	13.73%	$24,676	0.79%	1.73%	1.69%	82%
Year Ended 3/31/25	1.19%	21,586	0.79%	1.61%	1.49%	35%
Year Ended 3/31/24	16.62%	21,334	0.79%	1.83%	2.21%	17%
Period Ended 3/31/23(c)	4.50%(d)	18,283	0.79%(e)	2.05%(e)	2.64%(e)	10%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 3/31/26	13.79%	$2,125	0.74%	1.78%	1.84%	82%
Year Ended 3/31/25	1.24%	1,867	0.74%	1.66%	1.66%	35%
Year Ended 3/31/24	16.77%	1,830	0.74%	1.88%	2.41%	17%
Period Ended 3/31/23(c)	4.50%(d)	1,567	0.74%(e)	2.10%(e)	3.19%(e)	10%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.
(d)	Not annualized.
(e)	Annualized.

FINANCIAL HIGHLIGHTS
RBC International Small Cap Equity Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/26	$11.77	0.09	2.76	2.85	(0.24)	(1.25)	(1.49)	$13.13
Year Ended 3/31/25	11.07	0.09	0.75	0.84	(0.08)	(0.06)	(0.14)	11.77
Year Ended 3/31/24	10.25	0.11	0.76	0.87	(0.02)	(0.03)	(0.05)	11.07
Period Ended 3/31/23(b)	10.00	—	0.25	0.25	—	—	—	10.25
Class I
Year Ended 3/31/26	$11.78	0.13	2.76	2.89	(0.28)	(1.25)	(1.53)	$13.14
Year Ended 3/31/25	11.08	0.12	0.75	0.87	(0.11)	(0.06)	(0.17)	11.78
Year Ended 3/31/24	10.26	0.14	0.76	0.90	(0.05)	(0.03)	(0.08)	11.08
Period Ended 3/31/23(b)	10.00	0.01	0.25	0.26	—	—	—	10.26
Class R6
Year Ended 3/31/26	$11.78	0.13	2.77	2.90	(0.28)	(1.25)	(1.53)	$13.15
Year Ended 3/31/25	11.08	0.13	0.75	0.88	(0.12)	(0.06)	(0.18)	11.78
Year Ended 3/31/24	10.26	0.14	0.76	0.90	(0.05)	(0.03)	(0.08)	11.08
Period Ended 3/31/23(b)	10.00	0.01	0.25	0.26	—	—	—	10.26

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/26	25.17%	$749	1.24%	0.68%	5.33%	82%
Year Ended 3/31/25	7.64%	599	1.24%	0.78%	4.95%	46%
Year Ended 3/31/24	8.51%	556	1.24%	1.09%	8.20%	81%
Period Ended 3/31/23(c)	2.50%(d)	513	1.24%(e)	0.13%(e)	10.81%(e)	5%
Class I
Year Ended 3/31/26	25.47%	$5,290	0.99%	0.93%	4.65%	82%
Year Ended 3/31/25	7.90%	4,214	0.99%	1.03%	4.19%	46%
Year Ended 3/31/24	8.77%	3,905	0.99%	1.34%	7.36%	81%
Period Ended 3/31/23(c)	2.60%(d)	3,591	0.99%(e)	0.38%(e)	9.00%(e)	5%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 3/31/26	25.63%	$1,514	0.94%	0.98%	4.83%	82%
Year Ended 3/31/25	7.95%	1,205	0.94%	1.08%	4.40%	46%
Year Ended 3/31/24	8.82%	1,116	0.94%	1.39%	7.61%	81%
Period Ended 3/31/23(c)	2.60%(d)	1,026	0.94%(e)	0.43%(e)	9.65%(e)	5%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.
(d)	Not annualized.
(e)	Annualized.

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in this Prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.
We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer information, as defined in Rule 30(b)(1)(ii) of
Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

Where to Learn More About the Funds
For more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Funds’ Reports to shareholders and Form N-CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In the Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI, Financial Statements and Additional Information, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.dfinview.com/usrbcgam for a free copy of the Funds’ Prospectus, SAI, Reports, Financial Statements and Additional Information.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC GL EQ PROSP 7/26

RBC FUNDS TRUST
250 NICOLLET MALL, SUITE 1550
MINNEAPOLIS, MINNESOTA 55401
GENERAL AND ACCOUNT INFORMATION
(800) 422-2766
STATEMENT OF ADDITIONAL INFORMATION
July 28, 2026
For each of the following Funds:

RBC Emerging Markets Equity Fund
Class A:	REEAX
Class I:	REEIX
Class R6:	RREMX

RBC Emerging Markets ex-China Equity Fund
Class A:	RECAX
Class I:	RECIX
Class R6:	RECRX

RBC Emerging Markets Value Equity Fund
Class A:	REVAX
Class I:	REMVX
Class R6:	RMVRX

RBC Global Opportunities Fund
Class A:	RGPAX
Class I:	RGOIX
Class R6:	RGORX

RBC China Equity Fund
Class A:	RCEAX
Class I:	RBCIX
Class R6:	RBCRX

RBC International Equity Fund
Class A:	RIEAX
Class I:	RIEIX
Class R6:	RIERX

RBC International Small Cap Equity Fund
Class A:	RISSX
Class I:	RISIX
Class R6:	RISRX

RBC BlueBay Ultra-Short Fixed Income Fund
Class A:	RULFX
Class I:	RUSIX
This Statement of Additional Information (“SAI”) describes the RBC Global Equity Funds (RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund) and RBC BlueBay Ultra-Short Fixed Income Fund (each a “Fund” and together the “Funds”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Adviser”). The RBC Global Equity Funds are sub-advised by RBC Global Asset Management (UK) Limited (the “Sub-Adviser”).
Each Fund has a distinct investment objective and policies. Shares of the Funds are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.
The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.
This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the RBC Global Equity Funds or RBC BlueBay Ultra-Short Fixed Income Fund, each dated July 28, 2026 (each a “Prospectus” and together the “Prospectuses”). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the Prospectuses. The financial statements and related reports of the independent registered public accounting firm in the Form N-CSR for the Funds for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual and Semi-Annual Reports, Financial Statements and Additional Information for the Funds, and the Prospectuses for the Funds are available without charge and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.dfinview.com/usrbcgam.

PAGE
Investment Policies	1
Description of Securities and Investment Practices	1
Asset-Backed Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	1
Cash Management (RBC Global Equity Funds)	2
Cash Management (RBC BlueBay Ultra-Short Fixed Income Fund)	2
Commercial Paper (All Funds)	2
Convertible Securities (All Funds)	3
Corporate Debt Securities (All Funds)	4
Credit Linked Notes (RBC BlueBay Ultra-Short Fixed Income Fund)	4
Cybersecurity (All Funds)	4
Debt Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	5
Derivatives (RBC BlueBay Ultra-Short Fixed Income Fund, RBC Emerging Markets ex-China Equity Fund, RBC China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund)	5
Futures	7
Options	7
Options on Futures Contracts	8
Risks of Futures and Related Options Investments	9
Foreign Currency Options	10
Risks of Foreign Currency Options	10
Forward Foreign Currency Exchange Contracts	10
Risks of Forward Foreign Currency Exchange Contracts	11
Swap Agreements	11
Risks of Swap Agreements	13
Risks of Potential Regulation of Swaps and Other Derivatives	14
Distressed Debt Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	14
Emerging Markets (All Funds)	15
Frontier Markets (RBC Global Equity Funds Except RBC China Equity Fund)	16
Equity Securities (All Funds)	16
Exchange-Traded Notes (RBC BlueBay Ultra-Short Fixed Income Fund)	17
Foreign Securities (All Funds)	17
Forward Commitments and When-Issued Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	18
High Yield Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	19
Illiquid and Restricted Securities (All Funds)	20
Industry and Sector Focus (Global Equity Funds)	20
Inflation/Deflation Risk	20
Initial Public Offerings (All Funds)	21
Investment Companies (All Funds)	21
Investment Grade Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	22
Legislation and Regulation Risks (All Funds)	22
Market Risk (All Funds)	23
Mortgage-Related Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	24
Municipal Obligations (RBC BlueBay Ultra-Short Fixed Income Fund)	26
Non-Diversified Status (RBC China Equity Fund)	27
Participation Notes (RBC Global Equity Funds except for RBC Emerging Markets ex-China Equity Fund)	28
Private Placement Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	28
Repurchase Agreements (RBC BlueBay Ultra-Short Fixed Income Fund, RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund)	28
Reverse Repurchase Agreements (All Funds)	29
Securities of Smaller Companies (All Funds)	30
1

PAGE
Stock Connect Program (RBC Global Equity Funds except for RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund and RBC International Small Cap Equity Fund)	30
Sovereign Bonds (RBC BlueBay Ultra-Short Fixed Income Fund)	31
Subordinated Debts (RBC BlueBay Ultra-Short Fixed Income Fund)	31
Temporary Defensive Positions (All Funds)	31
U.S. Government Securities (RBC BlueBay Ultra-Short Fixed Income Fund)	32
Variable and Floating Rate Demand and Master Demand Notes (RBC BlueBay Ultra-Short Fixed Income Fund)	33
Warrants (RBC Global Equity Funds)	34
Investment Restrictions	34
Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions	35
Non-Fundamental Investment Restrictions	35
Additional Purchase and Redemption Information	37
Exchange of Fund Shares	39
Management	40
Trustees and Officers	40
Control Persons and Principal Holders of Securities	49
Investment Adviser and Investment Sub-Adviser	55
Investment Adviser	55
Investment Sub-Adviser	58
Proxy Voting Policies	64
Distribution of Fund Shares	66
Shareholder Servicing Plan	69
Administrative Services	70
Securities Lending	70
Determination of Net Asset Value	71
Portfolio Transactions	72
Portfolio Turnover	75
Taxation	75
Other Information	89
Capitalization	89
Voting Rights	89
Other Service Providers	89
Independent Registered Public Accounting Firm	89
Code of Ethics	90
Policies and Practices Regarding Use of Artificial Intelligence	90
Portfolio Holdings Disclosure Policies and Procedures	90
Registration Statement	92
Financial Statements	92
Appendix A – Ratings of Debt Instruments	A-1
Appendix B – Proxy Voting Policies and Procedures	B-1
2

Investment Policies
The investment objective and principal investment strategies of each Fund are set forth in that Fund’s Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a non-fundamental policy of the Fund and may be changed by the Board of Trustees without shareholder approval. Unless otherwise indicated, each investment policy and practice applies to all Funds.
Description of Securities and Investment Practices
Asset-Backed Securities (RBC BlueBay Ultra-Short Fixed Income
Fund).Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including, but not limited to, company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Asset-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.
Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.
Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset-backed securities may be considered derivative instruments.
Asset-backed securities also include collateralized loan obligations, collateralized bond obligations and collateralized debt obligations. With regard to such securities, the underlying asset pool generally consists of non-investment grade loans, interests in non-investment grade loans, high yield debt securities and other debt instruments, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The underlying assets will generally be subject to greater risks than investment-grade corporate obligations. Such investments are normally considered speculative in nature. The underlying assets are typically actively managed by an investment manager, and as a result will be traded, subject to rating agency and other constraints, by such investment managers. The aggregate return on the underlying assets will depend in part upon the ability of the relevant investment manager to actively manage the related portfolio.
1

Cash Management (RBC Global Equity Funds).The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.
In pursuing cash management strategies, the Funds will apply the following criteria to their investments:
(1)
Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
(2)
Commercial paper will be limited to companies rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-2 or higher by S&P Global Ratings (“S&P”), (unless a higher rating is specified in the Prospectus, in which case the higher rating applies) or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated A or higher by Moody’s or A or higher by S&P or, if unrated, is deemed to be of comparable quality by the Adviser (unless a higher rating is specified in the prospectus, in which case the higher rating applies);
(3)
The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are regulated by the office of the Comptroller of the Currency and insured by the Federal Savings and Loan Insurance Corporation.
The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in a Fund’s net asset value (“NAV”).
Cash Management (RBC BlueBay Ultra-Short Fixed Income Fund).The Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Fund looks for suitable investment opportunities. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.
The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Fund’s NAV.
Commercial Paper (All Funds).The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the
2

form of discounted securities, be issued at par, and be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax-exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.
Convertible Securities (All Funds).Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but pay lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including but not limited to, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations. Any such broad market fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
Contingent convertible bonds (“CoCo bonds”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo bond may be outside a Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCo bonds with no chance of recovery even if the issuer remains in existence.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are perpetual instruments and may only be callable at predetermined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities. Moreover, convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent
3

convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to an issuer’s capital ratio falling below a specific trigger level or a coupon suspension applicable to a single issuer.
Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Corporate Debt Securities (All Funds).The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund. The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.
Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.
After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser (for the RBC BlueBay Fixed Income Funds) or Sub-Adviser (for the RBC Global Equity Funds) will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.
Credit Linked Notes (RBC BlueBay Ultra-Short Fixed Income Fund).Credit linked notes and similar structured notes involve a counterparty structuring a note whose value is intended to move in line with the underlying security specified in the note. Unlike financial derivative instruments, cash is transferred from the buyer to the seller of the note. In the event that the counterparty (the party that structures the note) defaults, the risk to the Funds is to that of the counterparty, irrespective of the value of the underlying security within the note. Additional risks result from the fact that the documentation of such notes tends to be highly customized. The liquidity of a credit linked note or similar notes can be less than that for the underlying security, a regular bond or debt instrument, and this may adversely affect either the ability to sell the position or the price at which such a sale is transacted.
Cybersecurity (All Funds).With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Funds’ Adviser, and other service providers (including Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund
4

shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds and their service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. Moreover, there is a risk that cyber-attacks will not be detected. The Funds and their shareholders could be negatively impacted as a result.
Debt Securities (RBC BlueBay Ultra-Short Fixed Income Fund).Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
The Fund is subject to the risks associated with changing interest rates and/or bond yields. Any interest rate changes or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets are subject to interest rate and liquidity risk, as well as volatility. If changing interest rates cause the Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives. The capacity for traditional dealers to engage in fixed-income trading for certain fixed-income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Derivatives (RBC BlueBay Ultra-Short Fixed Income Fund, RBC Emerging Markets ex-China Equity Fund, RBC China Equity Fund, RBC International
Equity Fund and RBC International Small Cap Equity Fund).Derivatives and other similar investments (referred to collectively as “derivatives”) are financial instruments which have a value that is based on (“derived from”) the value of one or more other assets, such as securities, interest rates, currencies, commodities or market indexes (“reference assets”). Derivatives include futures, options, options on futures, forwards, and swap agreements (see additional disclosure below). The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the reference asset on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the reference asset, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, modifying the target duration of a Fund’s portfolio, managing a Fund’s cash position or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. Further, the Funds are not obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss. The Funds will not use derivatives for speculative purposes.
In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms, and the related risks of having
5

concentrated exposure to such a counterparty; 2) Market and Fund Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller, and the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties; 3) Leverage risk: the risk a derivative can magnify a Fund’s gains and losses, as further described below; 4) Market risk: the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures; 5) Operational risk: the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error; 6) Legal risk: the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract; or 7) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying reference asset and other factors. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying reference asset. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Adviser or Sub-Adviser to forecast certain economic trends, such as interest rates. If the Adviser or Sub-Adviser incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.
Leverage exists when a Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage may cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.
The U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies and replaces guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is now subject to a value at risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Rule 18f-4. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.
The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives
6

transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Futures.The Funds may enter into futures contracts, which are standardized exchange-traded contracts between two parties for the sale of an underlying reference asset, such as a security, currency or commodity with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the reference asset. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. are traded on exchanges and must be transacted through a futures commission merchant (“FCM”), which is a brokerage firm. Because futures contracts are exchange-traded and cleared through a clearinghouse that serves as a central counterparty, the primary credit risk on such contract is the creditworthiness of the Funds’ FCM. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. The purchase of a futures contract allows a Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
While certain futures contracts provide for the delivery of an underlying reference asset, actual delivery usually does not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the reference asset.
Options.A Fund may sell (or “write”) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right, but not the obligation, to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price at certain times during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and the writer the obligation to buy, the underlying security at the strike price at certain times during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
A Fund may sell put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund
7

will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
Over-the-counter (“OTC”) options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser or Sub-Adviser and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Adviser's or Sub-Adviser's policies and procedures. To the extent an OTC option is deemed to be illiquid, such OTC option would be subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”). It may be a Fund’s policy, in order to avoid the exercise of an option it has sold, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund, which effectively cancels the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.
Purchasing and writing options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.
Options on Futures Contracts.The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at specific times during the option period for a specified exercise price.
8

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.
The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.
A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.
Risks of Futures and Related Options Investments.There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser's or Sub-Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or option on a futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to a Fund from a futures transaction is unlimited.
A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike domestic commodity exchanges, foreign commodity exchanges are not regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and, as such, trading on foreign exchanges may be subject to greater risk than trading on domestic exchanges. In addition, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Finally, any profits that a Fund might realize in trading in foreign markets could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.
A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to deliver funds for the benefit of brokers as margin to guarantee performance of these contracts.
9

In addition, while such contracts may be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM or a central counterparty with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
The regulation of futures, options on futures and other derivatives is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Foreign Currency Options.The Funds may purchase and write put and call options on foreign currencies and enter into related closing transactions to attempt to gain additional protection against adverse movements of currency exchange rates. A foreign currency option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy the underlying foreign currency from the writer of the option (in the case of a call option), or to sell the underlying foreign currency to the writer of the option (in the case of a put option), at a designated price during the term of the option. Foreign currency options are traded on U.S. and other exchanges as well as in the OTC market.
Risks of Foreign Currency Options.Foreign currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.
There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transaction costs on the sale of underlying assets.
Forward Foreign Currency Exchange Contracts.Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars at a future date, which may be three days or more from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. At the maturity of a forward foreign currency exchange contract, a Fund may either exchange the reference asset and fixed price specified in the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contracts are usually effected
10

with the counterparty to the original contract. A Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared or subject to execution facility requirements. For more information on central clearing and trading of cleared swaps, see “Swap Agreements,” “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Risks of Forward Foreign Currency Exchange Contracts.Forward foreign currency exchange contracts may be bought or sold to attempt to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of these transactions will usually depend on the Adviser's or Sub-Adviser's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. Projection of short-term currency exchange rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.
Investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Swap Agreements.The Funds may engage in swap transactions, including, but not limited to, interest rate swaps and options thereon, swaps on specific securities or security indexes, total return swaps, credit default swaps (“CDS”) and credit default index swaps (“CDX”). A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments under a swap agreement are based on the specified dollar amount (generally referred to as the notional amount). Generally, swap agreements are structured so that the specified payments due from each counterparty with respect to a particular swap are netted, with net payment being made only to the counterparty entitled to receive such payment.
The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The purchaser of a CDS has the right to recoup the economic value of a decline in the value of obligations of the reference issuer if a credit event (e.g., a downgrade or default) occurs with respect to such debt obligations. CDS are contracts on individual debt obligations, while CDX transactions are contracts on indexes of debt obligations. CDS and CDX may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Certain CDS indices are subject to mandatory central clearing and execution requirements, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDS index transactions; however, central clearing and execution requirements do not eliminate counterparty risk or illiquidity risk entirely.
11

A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, changes in the market value of the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.
Applicable regulators have adopted margin requirements for uncleared swaps. The Funds have not typically provided initial margin in connection with uncleared swaps. The margin requirements will be implemented on a phased-in basis and currently require the Funds to make variation margin payments and may require the Funds to make initial margin payments. Margin requirements are intended to reduce counterparty credit risk but do not make derivatives transactions risk free. The requirements may impact the Funds’ ability to engage in uncleared swaps because margin for uncleared swaps is expected to be higher than margin for cleared swaps (discussed below).
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are transacted and submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of CDX and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but exchange trading and central clearing do not eliminate these risks and may involve additional costs and risks not associated with uncleared swaps. For more information, see “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying instrument, and/or dividends paid by the issuer of the underlying instrument. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the
12

margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Risks of Swap Agreements.As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Adviser or Sub-Adviser will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swap agreements may be subject to the Fund’s limitations on illiquid securities.
Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to the Funds should it or they use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these Funds, and the safeguards established to protect anonymity may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Funds risk the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may cause a Fund and its counterparties to post higher margin.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be traded on an exchange and cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Exchange trading and central clearing are designed to reduce counterparty credit risk and increase liquidity and transparency compared to bilateral swaps, but do not eliminate those risks completely and may increase expense. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM or the central counterparty with which the Fund has an open position. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
13

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing are also required to be traded on a Swap Execution Facility (“SEF”), if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. As noted above, transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Certain payment obligations under many swaps may have been based on a floating rate based on the London Interbank Offered Rate (“LIBOR”). As discussed in more detail under “Legislation and Regulation Risks,” publication of all LIBOR settings has ceased. The industry is engaging in ongoing efforts to establish alternative reference interest rates that can be used to replace LIBOR in various contexts, including for swaps. However, it is not clear whether any particular alternative reference rate will attain market acceptance as a replacement for LIBOR. As a result, it is not possible to predict the full effect of these changes on swaps with payment obligations that were based on LIBOR. As such, the potential effect and ultimate outcome of any such event on a Fund that invests in such swaps cannot yet be determined.
Risks of Potential Regulation of Swaps and Other Derivatives.The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Adviser or Sub-Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Distressed Debt Securities (RBC BlueBay Ultra-Short Fixed Income Fund).The Fund may invest in distressed debt securities. Investment in such distressed debt securities involves purchases of obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant investor returns, they involve a substantial degree of risk and may not show any return for a considerable period of
14

time. In fact, many of these investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, an investor may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Under such circumstances, the returns generated from the investment may not compensate a Fund adequately for the risks assumed.
Investing in distressed debt can also impose duties on the Adviser which may conflict with duties which it owes to a Fund. A specific example of where the Adviser may have a conflict of interest is where it invests the assets of a Fund company in serious financial distress and where that investment leads to the Adviser investing further amounts of the Fund in the company or taking an active role in managing or advising the company or one of the Adviser employees becomes a director or other officer of the company. In such cases, the Adviser or its employee may have duties to the company and/or its members and creditors which may conflict with, or not correlate with, the interests of the shareholders of that Fund. In such cases, the Adviser may also have discretion to exercise any rights attaching to the Fund’s investments in such a company. The Adviser will take such steps as it considers necessary to resolve such potential conflicts of interest fairly.
Emerging Markets (All Funds).A Fund may invest in emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security. Emerging markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the Fund.
The risk of significant fluctuations in the NAV and of the suspension of redemptions in those Funds may be higher than for Funds investing in major world markets. In addition, there may be a higher than usual risk of political, economic, social and religious instability and adverse changes in government regulations and laws in emerging markets, assets could be compulsorily acquired without adequate compensation. The assets of a Fund investing in such markets, as well as the income derived from the Fund, may also be affected unfavorably by fluctuations in currency rates and exchange control and tax regulations and consequently the NAV of shares of these Funds may be subject to significant volatility. Some of these markets may not be subject to accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of such countries may be subject to unexpected closure. Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on certain issuers that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Counter measures
15

could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Frontier Markets (RBC Global Equity Funds Except RBC China Equity
Fund).Frontier market countries generally have smaller economies and even less developed capital markets or legal, regulatory and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market economies are less correlated to global economic fluctuations than developed economies and have low trading volumes and the potential for extreme price volatility and illiquidity. The government of a frontier market country may exercise substantial influence over many aspects of the private sector, including by restricting foreign investment, which could have a significant effect on economic conditions in the country and the prices and yields of securities in a Fund’s portfolio.
Economies in frontier market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. Brokerage commissions, custodial services and other costs relating to investment in frontier market countries generally are more expensive than those relating to investment in more developed markets. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available.
Equity Securities (All Funds).A Fund may invest in equity or equity-related investments. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. The volatility of the stock market contributes to the volatility in the price of equity securities, and a decrease in general stock market prices could cause a decline in the price of equity securities and therefore a reduction in the value of the Fund’s investments in equity securities. In
16

addition, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
A Fund may invest in preferred stock, which are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Exchange-Traded Notes (RBC BlueBay Ultra-Short Fixed Income
Fund).Exchange-Traded Notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.
The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.
ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. The Fund could suffer a loss if the issuer defaults on an ETN.
Foreign Securities (All Funds).Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which could affect U.S. investments in foreign countries; and diplomatic developments (including regional and global conflict) imposed by other countries or government entities. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than
17

the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Funds associated with differences in settlement cycles between markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Forward Commitments and When-Issued Securities (RBC BlueBay Ultra-Short
Fixed Income Fund).The Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price for settlement and delivery at a future date beyond the customary settlement time, and the transaction will be deemed not to involve a senior security, if (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule described in the “Legislation and Regulation Risks” section below. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser or Sub-Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales. Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest
18

rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.
When payment is made for when-issued securities, the Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains.
“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgage-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.
Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. In addition, certain rules of the Financial Industry Regulation Authority (“FINRA”) include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and add operational complexity.
High Yield Securities (RBC BlueBay Ultra-Short Fixed Income Fund).High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal, due to default by the issuer, than are higher-rated fixed income securities. Lower-rated fixed income securities’ values tend to reflect short term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's or Sub-Adviser's credit analysis, as applicable, than would be the case with investments in investment-grade debt obligations.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its
19

initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
Illiquid and Restricted Securities (All Funds).A Fund may invest up to 15% of its net assets in illiquid investments, defined as investments that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include, for example, repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.
Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.
Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.
The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Industry and Sector Focus (Global Equity Funds).At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Inflation/Deflation Risk.A Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse
20

effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.
Initial Public Offerings (All Funds).Although these Funds generally do not invest in initial public offerings (“IPOs”), in the event that they do, because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that a Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.
Investment Companies (All Funds).A Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.
In accordance with Section 12(d)(1)(F) of the 1940 Act, a Fund may invest in underlying funds in excess of the 5% and 10% limits described above as long as a Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying fund. If a Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.
In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict a Fund’s ability to acquire certain investments.
As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.
21

A Fund’s investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings, and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium” to) or below (at a “discount” to) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Adviser, Sub-Adviser, nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Investment Grade Securities (RBC BlueBay Ultra-Short Fixed Income
Fund).The Fund may invest in investment grade securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Legislation and Regulation Risks (All Funds).Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Actions by governmental entities may also impact certain instruments in which a Fund invests.
Governmental and quasi-governmental authorities throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Changes in inflation rates may also adversely affect market and economic conditions as well as an investment in a Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Furthermore, there is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
Regulation as a Bank Holding Company. The Adviser is a subsidiary of Royal Bank of Canada, certain subsidiaries of which may be Bank Holding Companies (a “BHC”) under the U.S. Bank Holding Company
22

Act of 1956, as amended (the “BHCA”). The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. As an affiliate of Royal Bank of Canada, the Adviser is subject to these restrictions. Under certain circumstances, the Adviser may be deemed to “control” a Fund within the meaning of the BHCA and therefore certain of these restrictions could apply to the Fund as well. These restrictions may materially adversely affect the Fund, among other ways, by imposing restrictions on certain of the Fund’s investments; restricting the ability of the Adviser, or its affiliates to invest in the Fund; or affecting the ability of the Adviser to pursue certain strategies within the Fund’s investment program. Under certain circumstances, the Fund may be limited in the amount it may invest in portfolio companies to five percent of the portfolio’s company’s voting securities. In addition, if the Adviser or an affiliate provides seed capital to a Fund and the Fund cannot gain sufficient outside investment after its initial seeding period, then the Fund may be forced to cease investment operations.
Market Risk (All Funds).One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility, inflation/deflation and general uncertainty. Such events could adversely impact issuers, markets and economies over the short-and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.
International trade tensions may arise from time to time which could result in trade tariffs, export controls, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, significant currency fluctuations, increased unemployment or market volatility, any of which could have a negative impact on a Fund’s performance. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to a Fund.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic
23

recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.
Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which a Fund may invest and may require a Fund to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect a Fund’s performance. Additionally, Russia recently took actions that impact the custody of securities of Russian issuers and may be detrimental to a Fund's ability to locate and recover such securities. Russia may continue to take similar actions in the future.
Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.
Interest rates and bond yields in the United States and many other countries were, until recently, at or near historic lows, and in some cases, such rates and yields were negative. During periods of low interest rates, a Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of markets for securities of particular issuers or industries, or all securities within a particular investment category, may be negatively impacted or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Mortgage-Related Securities (RBC BlueBay Ultra-Short Fixed Income
Fund).Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
24

No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.
Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate, or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.
The Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of Freddie Mac issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by Freddie Mac. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”
Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.
It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.
25

Municipal Obligations (RBC BlueBay Ultra-Short Fixed Income Fund).Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of interest and principal. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the FHA under Fannie Mae or Ginnie Mae. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.
Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.
The Fund that invests in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds may be used to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue
26

bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
The interest on these obligations is generally exempt from federal income tax. Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.
The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectuses and this SAI, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.
Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees will reevaluate the Fund’s investment objectives and policies.
Non-Diversified Status (RBC China Equity Fund).The Fund is classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Fund is not required to meet these requirements. However, the Fund is qualified as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and is, therefore, subject to the diversification standards of Subchapter M of the Code. Nevertheless, a Fund’s NAV will be subject to a greater risk of loss than if a Fund was more widely diversified.
The Fund must meet a number of diversification requirements to qualify as a RIC and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. Government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Furthermore, there can be no assurance that the Fund would be able to meet those requirements through such actions.
27

Participation Notes (RBC Global Equity Funds except for RBC Emerging
Markets ex-China Equity Fund).The Funds may invest in participation notes (“P-notes”), which are instruments that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity, debt, currency or market.
If the P-note were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. P-notes typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk. P-notes also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
Private Placement Securities (RBC BlueBay Ultra-Short Fixed Income
Fund).Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Fund believes that 4(a)(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(a)(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.
Repurchase Agreements (RBC BlueBay Ultra-Short Fixed Income Fund, RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund and
RBC International Small Cap Equity Fund).The Funds may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for the purpose of the 1940 Act. A repurchase agreement is a transaction in which the seller
28

of a security or instrument commits itself at the time of the sale to repurchase that security or instrument from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security or instrument subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security or instrument. These agreements permit the Funds to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities or instruments. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser or Sub-Adviser, as applicable, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Adviser or Sub-Adviser, as applicable, will monitor the value of the underlying security or instrument at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security or instrument always equals or exceeds the repurchase price.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.
Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.
Reverse Repurchase Agreements (All Funds).A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Adviser’s and/or Sub-Adviser’s policies and procedures, as applicable and may be utilized for short-term borrowing or temporary redemption purposes. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s
29

outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).
Securities of Smaller Companies (All Funds).A Fund may invest in securities of smaller companies. Investing in securities of smaller companies involves additional risks compared to investing in larger companies. Compared to larger companies, smaller companies may have more limited product lines and capital resources, less established markets for their products or services, have earnings that are more sensitive to changes in the broader economy and be more dependent on key members of management. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably, is greater than compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. Furthermore, securities of smaller companies have less active trading markets and may be harder to sell at the time and prices that the Adviser or Sub-Adviser, as applicable, considers appropriate. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Stock Connect Program (RBC Global Equity Funds except for RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund and RBC
International Small Cap Equity Fund).A Fund may invest in China A-shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”), which allows non-Chinese investors to purchase certain securities listed on the Shanghai and Shenzhen Stock Exchanges via brokers in Hong Kong. Stock Connect is a securities trading and clearing link program with an objective to achieve mutual stock market access between mainland China and Hong Kong.
Securities purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. Although Stock Connect is not subject to individual investment quotas, a daily aggregate investment quota applies to all Stock Connect participants, which may restrict or preclude a Fund’s ability from investing in securities when it would be advantageous to do so. Stock Connect investors cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because all trades in Stock Connect must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through Stock Connect are subject to certain requirements prior to trading, which may limit the number of brokers that a Fund may use to a single broker. This may affect the quality of execution received by the Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.
Stock Connect began operation in November 2014. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Stock Connect requires the use of recently developed information technology systems, which may be subject to operational risk due to its cross-border nature.
In China, Stock Connect Securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect Securities, the mechanisms that beneficial owners may use to enforce their rights are untested. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted.
In the event that the depository of the Shanghai and Shenzhen Stock Exchanges (“ChinaClear”) defaulted, the responsibility of HKSCC to assist clearing participants in pursuing claims against ChinaClear is subject to various conditions. A Fund may not be able to recover fully its losses from ChinaClear or may be delayed in
30

receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through Stock Connect due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.
Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either mainland China or Hong Kong, and there are trading days in mainland China when Stock Connect investors will not be able to trade. In addition, Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position. There is also uncertainty of whether and how certain gains will be taxed as part of Stock Connect, the possibility of the rules being changed and the possibility of taxes being applied retrospectively.
Because Stock Connect is relatively new, the ongoing effects on the market for trading China A-Shares following the introduction of large numbers of foreign investors may not be fully known. Stock Connect is subject to regulation in both Hong Kong and Shanghai, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Fund.
Sovereign Bonds (RBC BlueBay Ultra-Short Fixed Income Fund).The Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.
Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds, on which a governmental entity has defaulted, may be collected in whole or in part.
Subordinated Debts (RBC BlueBay Ultra-Short Fixed Income Fund).The Fund may invest in subordinated debt. Subordinated debt is debt which, in the case of insolvency of the issuer, ranks after other debts in relation to repayment. Because subordinated debt is repayable after senior debts have been re-paid the chance of receiving any repayment on insolvency are reduced and therefore subordinated debt represents a greater risk to the investor.
Temporary Defensive Positions (All Funds).In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which a Fund is authorized to invest. These
31

instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
During such periods when the Funds are not investing according to their principal investment strategies, it is possible the Funds may not achieve their investment objectives.
U.S. Government Securities (RBC BlueBay Ultra-Short Fixed Income
Fund).U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. The Government Obligations in which the Fund may invest include:
•  Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;
•  Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by Ginnie Mae;
•  Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;
•  Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
•  Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the NAV of the Fund’s shares.
On September 6, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.
On September 7, 2008, the U.S. Treasury announced steps taken by it in connection with the conservatorship. Among other things, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury has become the holder of a new class of senior preferred stock of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels.
32

On January 2, 2025, the FHFA and Treasury entered into a letter agreement (January 2025 Letter Agreement), amending the Amended and Restated Senior Preferred Stock Purchase Agreement dated as of September 26, 2008, as amended (Purchase Agreement). The January 2025 Letter Agreement amends Purchase Agreement provisions that required prior Treasury consent to an exit from conservatorship, except an exit through receivership or if certain conditions related to resolution of pending significant litigation and capital accumulation were met. As amended by the January 2025 Letter Agreement, the Purchase Agreement now requires Treasury’s prior consent to an exit other than through mandatory receivership. The Purchase Agreement was also amended to remove certain provisions in Article 5 that generally limited Fannie Mae and Freddie Mac’s ability to acquire certain types of mortgage loans. The January 2025 Letter Agreement also removed a provision in the Purchase Agreement that required compliance with the Enterprise Regulatory Capital Framework ("ERCF") in effect in January 2021, regardless of subsequent amendments to the ERCF. The January 2025 Letter Agreement requires that Fannie Mae and Freddie Mac comply with the ERCF as it is amended from time to time. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.
Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund. Congress has recently considered, and may consider in the future, proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Should the federal government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.
Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and while the initial effects on the market for mortgage-related securities have been relatively minimal, the long-term effects it may have are uncertain.
Variable and Floating Rate Demand and Master Demand Notes (RBC BlueBay
Ultra-Short Fixed Income Fund).The Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing
33

agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Warrants (RBC Global Equity Funds).A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrants are also subject to the risk that the issuer counterparty may fail to honor its obligations. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.
Investment Restrictions
The following restrictions are fundamental policies of each Fund and, except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.
(1)
Each Fund is an open-end management investment company and each Fund, except the RBC China Equity Fund, has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.
(2)
Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(3)
Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(4)
Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.
(5)
Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.
(6)
Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(7)
Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
34

(8)
Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions
The Funds, except RBC China Equity Fund, are diversified funds and as such are subject to the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.
For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.
Except with respect to investment policy number 2, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Adviser or Sub-Adviser may classify issuers by industry in accordance with classifications set forth in Bloomberg, the Global Industry Classification Standard (GICS), S&P, or Moody’s.
Non-Fundamental Investment Restrictions
The Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.
Each Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).
Each Fund’s investment objective is a non-fundamental investment policy that may be changed by the Board of Trustees without shareholder approval.
RBC Emerging Markets Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries.
RBC Emerging Markets ex-China Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities economically tied to emerging market countries (excluding China).
35

RBC Emerging Markets Value Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.
RBC China Equity Fund has a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity investments in issuers economically tied to China. For purposes of the 80% investment policy, China includes Mainland China, Hong Kong, and Macau.
RBC International Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities of companies located throughout the world, excluding the United States.
RBC International Small Cap Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to normally invest at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States.
RBC BlueBay Ultra-Short Fixed Income Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in fixed income securities.
The following provisions apply to each of the 80% policies discussed above.
RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC China Equity Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund and RBC BlueBay Ultra-Short Fixed Income Fund have each adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy. Each Fund must comply with its 80% policy at the time of purchase. In addition, each Fund must also review its portfolio investments for compliance with its 80% policy at least quarterly. If it is determined that a Fund is not in compliance with its 80% investment policy, the Fund must make future investments in a manner that will bring the Fund back into compliance within 90 days. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these 80% policies, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. The Funds do not intend to borrow for investment purposes.
36

Additional Purchase and Redemption Information
Purchases
Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or taxpayer identification number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is accepted by the Funds.
Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.
The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.
The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.
Sales (Redemptions)
The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order.
In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 calendar days of the date of purchase, the Funds may delay transmission of proceeds until it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 calendar days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Funds may pay such redemption by wire or check at the Funds’ option,
37

and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.
Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.
The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.
Large Sale (Redemption) Conditions. Large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Accordingly, we request that you give us three business days’ notice for any redemption of $2 million or more.
Shares
Each of the classes of shares of the Funds is sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. There is no minimum requirement for subsequent investment for all shares of the Funds. The Funds offer the following classes of shares, as noted below.
RBC BlueBay Ultra-Short Fixed Income Fund:
Class A Shares:
The Fund offers Class A shares to institutions or individuals. There is a $1,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for IRA accounts for participants of qualified retirement plans.

Class I Shares:
The Fund offers Class I shares to institutions or individuals. There is a $10,000 minimum requirement for initial investment in Class I shares. There is no minimum requirement for initial investment for participants of qualified retirement plans.

38

RBC Global Equity Funds:
Class A Shares:	The Funds offer Class A Shares to individuals. There is a $1,000 minimum requirement for initial investment. The minimum initial investment is $250 for IRA participants.
Class I Shares:
The Funds offer Class I Shares to institutions or individuals. There is a $250,000 minimum requirement for initial investment for the RBC Emerging Markets Equity
Fund, RBC Emerging Markets ex-China Equity Fund and RBC Emerging Markets
Value Equity Fund and a $100,000 minimum requirement for initial investment for
RBC Global Opportunities Fund, RBC China Equity Fund, RBC International Equity
Fund and RBC International Small Cap Equity Fund. There is no minimum requirement for initial investment for participants of qualified retirement plans.

Class R6 Shares:
The Funds offer Class R6 shares to Institutional Investors that meet a $250,000 minimum requirement for initial investment and to Eligible Investors. Institutional
Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of a Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment amount of $250,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or recordkeeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, recordkeeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings
Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401(k) plans or individual 403(b) plans.

Exchange of Fund Shares
As described in each Prospectus, each Fund offers convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two Funds involved in the exchange. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 Shares. Institutional Class 1 shares of the RBC BlueBay U.S. Government Money Market Fund may be exchanged for any class of the Funds included in this SAI or the RBC SMID Cap Growth Fund, RBC BlueBay Access Capital Community Investment Fund, RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund or RBC BlueBay Credit Opportunities Fund. Class A shares of the RBC BlueBay U.S. Government Money Market Fund may be exchanged for Class A shares of any other RBC Fund. Shares of the RBC BlueBay Enhanced Income Fund, Institutional Class 2, Institutional Class 3 and RBC Investor Class shares of the RBC BlueBay U.S. Government Money Market Fund are not eligible to be exchanged for shares of other RBC Funds. Because Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange of those shares into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid
39

in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund or RBC BlueBay Ultra-Short Fixed Income Fund, as applicable). The Funds also reserve the right to limit exchanges.
The Funds reserve the right to reject any exchange for any reason. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment and eligibility requirements of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. Your shares must have been held in an open account for 15 calendar days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the prospectus describing the Fund into which the exchange will occur.
The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days’ notice to shareholders.
Management
Trustees and Officers
The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Funds’ policies and oversee the management of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.
The Role of the Board
Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.
Board Structure and Leadership
The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of eight trustees, and seven of the eight Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairperson of the Board is an Independent Trustee. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also
40

presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.
As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.
The Audit Committee of the Trust is currently composed of the following Independent Trustees: Mr. Kardok (Chair), Ms. McCaffrey and Mr. Garner. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended March 31, 2026, the Audit Committee met three times.
The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Mr. James (Chair), Mses. Bode and Zarkovich and Mr. Perry. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended March 31, 2026, the Nominating Committee met four times.
The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Mr. James (Chair), Mses. Bode and Zarkovich and Mr. Perry. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational
41

topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended March 31, 2026, the Corporate Governance Committee met four times.
The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Zarkovich (Chair), Ms. Bode and Mr. Kardok. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended March 31, 2026, the Valuation Committee met four times.
The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Mr. Garner (Chair), Ms. McCaffrey and Messrs. James and Perry. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended March 31, 2026, the Compliance Committee met four times.
Risk Oversight
As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Sub-Adviser the importance of maintaining rigorous risk management programs at the Sub-Adviser and other service providers. The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.
Trustee Attributes
The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s
42

business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, certain of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, those Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience, balanced and meaningful contributions by Board members, good chemistry and working relationships, and mutual respect among Board members.
In addition to the general Trustee Attributes described above, Ms. Bode has business experience as a healthcare industry consultant and real estate developer; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; Ms. Zarkovich is a CFA charter holder who has significant experience in leading foundation and family office investment teams and investing in traditional and alternative investment strategies as well as experience serving on the boards of multiple non-profit organizations; Mr. Kardok is a seasoned executive in the financial services and asset management space with experience in public accounting, mutual fund administration, financial reporting, regulatory/compliance, operations and risk management; Mr. Perry has extensive experience in financial planning, investment management, and fiduciary oversight through his roles as managing member and investment advisor representative of a registered investment advisory firm, as an independent director of a publicly traded community bank holding company, and as a trustee of both public-sector retirement and educational institutions, with expertise in investment oversight, regulatory compliance, strategic planning, and governance; and Ms. McCaffrey has extensive experience in the audit requirements and business and financial issues of investment companies from her role as audit partner and quality review partner of a major accounting firm and is a Certified Public Accountant (Ohio). The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below.
The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below.
43

INDEPENDENT TRUSTEES

Name, Address and Year of Birth (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Lucy Hancock Bode (1951)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	17	Fifth Third Advisory Board (2019 to present)
Leslie H. Garner Jr. (1950)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)	17	None
Ronald James (1950)	Trustee since January 2004	Director/President, Campbell Chapel Community Development Ministries (2024 to present); Private Investor (2017 to present); Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)	17	Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to 2025); Greater Twin Cities United Way (2012 to 2020)
Michael Kardok (1959)	Trustee since October 2024	Kardok Consulting (self-employed) (2023 to 2025); Treasurer and Principal Financial and Accounting Officer, Natixis and Loomis Sayles Funds and Natixis ETFs (2004 to 2022); Principal Financial and Accounting Officer - Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC (2004 to 2022)	17	None
Margaret McCaffrey (1963)	Chairperson of the Board since 2026 and Trustee since October 2024	Independent Consultant/Financial Expert (self-employed) (2021 to present); Assurance Partner, Cohen & Company (1990 to 2021)	17	Independent Trustee/Audit Chair of Modern Capital Tactical Income Fund (2021 - present)
44

Name, Address and Year of Birth (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Dexter Perry (1969)	Trustee since January 2026	Investment Advisor Representative/ Managing Member, One Providence Capital, LLC (2006 to Present); Insurance Agent/ Managing Member, The Providence Group of North Carolina, LLC (2001 to Present)	17
Independent Director, First
Bancorp, Inc. (2021 to
Present); Trustee, The
Asheville School (2020 to
Present); Independent
Director, Acting Executive
Director, General Baptist
Convention of North
Carolina Foundation, Inc.
(2018 to present); M&F
Bancorp, Inc. (2018-2021)

Christie Zarkovich (1974)	Trustee since March 2023	Managing Director, The Ewing and Marion Kauffman Foundation (2025 to present); Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to 2025); Investment Director, Chinquapin Trust Company (2019 to 2021)	17	Children’s Mercy Hospital Foundation (2021 to present); Kansas City Art Institute (2024 to present); Investment Committee Member, Ada Capital (2024 to present)
45

INTERESTED TRUSTEE

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg(3) (1969)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)	17	None
(1)
The mailing address for each Trustee, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The mailing address for David Eikenberg is 225 Franklin Street, Suite 2700, Boston, Massachusetts 02110.
(2)
All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)
David Eikenberg has been determined to be an Interested Trustee by virtue of his position with the Adviser.
Executive Officers

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (1969)	President and Chief Executive Officer since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)
Christina M. Weber (1968)	Chief Compliance Officer since December 2012 and Assistant Secretary since October 2025	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Secretary, RBC Funds (2017 to 2025)
Kathleen A. Hegna (1967)	Chief Financial Officer since May 2009 and Treasurer since March 2014
Head, U.S. Fund Operations, RBC
Global Asset Management (U.S.) Inc.
(2022 to present); Chief Financial
Officer, RBC Funds (2009 to present);
Associate Vice President and Director,
Mutual Fund Services, RBC Global Asset
Management (U.S.) Inc. (2009 to 2022)

Tara Tilbury (1974)	Secretary since October 2025	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Secretary, RBC Funds (2025 to present); Assistant Secretary, RBC Funds (2022 to 2025)
Jennifer Teal (1970)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Manager, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2019 to present)
46

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
Maren S. Fleming (1982)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Associate Director, Compliance, RBC Global Asset Management (U.S.) Inc. (2018 to present)
Patrick Engel (1994)	Assistant Treasurer since October 2025
Assistant Treasurer, RBC Funds (2025 to
present); Senior Financial Analyst –
Mutual Funds, RBC Global Asset
Management (U.S.) Inc. (2022 to
present); Senior Portfolio Administrator,
RBC Global Asset Management (U.S.)
Inc. (2020 to 2022)

(1)
The address of each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address of David Eikenberg is 225 Franklin Street, Suite 2700, Boston, Massachusetts 02110.
(2)
Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
The table below shows the aggregate dollar range of each Trustee’s holdings in the Funds and the RBC Funds as of December 31, 2025.

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucy Hancock Bode	None	Over $100,000
Leslie H. Garner Jr.		Over $100,000
RBC Emerging Markets Equity Fund	$50,001-$100,000
RBC Global Opportunities Fund	$10,001-$50,000
RBC Emerging Markets Value Equity Fund	$10,001-$50,000
Ronald James	None	Over $100,000
Michael Kardok		Over $100,000
RBC BlueBay Ultra-Short Duration Fixed Income Fund	Over $100,000
Margaret McCaffrey		Over $100,000
RBC Global Opportunities Fund	$10,001-$50,000
RBC Emerging Markets Equity Fund	$10,001-$50,000
RBC Emerging Markets Value Equity Fund	$10,001-$50,000
Dexter Perry	None	None
Christie Zarkovich		Over $100,000
RBC Emerging Markets Value Equity Fund	$50,001-$100,000
RBC Global Opportunities Fund	$50,001-$100,000
RBC Emerging Markets Equity Fund	$10,001-$50,000
RBC BlueBay Ultra-Short Duration Fixed Income Fund	$1-$10,000
47

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David Eikenberg		$10,001-$50,000
RBC Emerging Markets Equity Fund	$10,001-$50,000
Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Adviser, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $110,000. The annual retainer was previously $100,000 and was increased to $110,000 effective January 1, 2026. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board of Trustees meeting attended. Each Independent Trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Funds’ fiscal year ended March 31, 2026.
48

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee(1) $921,583
Independent Trustees
Lucy Hancock Bode	$149,500	None	None	$149,500
Leslie H. Garner, Jr.	$143,000	None	None	$143,000
Margaret McCaffrey	$144,083	None	None	$144,083
Michael Kardok	$143,500	None	None	$143,500
Ronald James	$155,500	None	None	$155,500
Christie Zarkovich	$150,500	None	None	$150,500
Dexter Perry(2)	$35,500	None	None	$35,500

Interested Trustee
David Eikenberg	None	None	None	None
(1)
The Fund Complex consists of the Trust, which currently offers 17 portfolios.
(2)
Mr. Perry has been a Trustee since January 1, 2026.
Control Persons and Principal Holders of Securities
As of June 30, 2026, the persons listed below owned of record or beneficially 5% or more of the indicated class of shares of each Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Additionally, as of June 30, 2026, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds.
RBC EMERGING MARKETS EQUITY FUND
Class A	Name & Address	%
	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7.23%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	6.57%

49

Class I	Name & Address	%
	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	15.59%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.40%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	5.93%

Class R6	Name & Address	%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	8.50%
	Principal Life Insurance Company ATTN: Public Proxy Coordinator FBO American Express Retirement Savings Plan Custom FOF 711 High St Des Moines, IA 50392-0001	8.48%
	Mac & Co. ATTN: Mutual Fund Ops 500 Grant St., Rm 151-1010 Pittsburgh, PA 15219-2502	7.70%
	The Ahmanson Foundation 9215 Wilshire Blvd Beverly Hills, CA 90210-1995	7.39%
	SEI Private Trust Company ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.99%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	5.73%
50

RBC EMERGING MARKETS ex-CHINA EQUITY FUND
Class A	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	90.50%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	9.41%

Class I	Name & Address	%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	46.93%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	34.90%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	6.78%

Class R6	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	100%
RBC EMERGING MARKETS VALUE EQUITY FUND
Class A	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	60.94%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1800 Minneapolis, MN 55401-7583	39.06%

51

Class I	Name & Address	%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	55.66%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	26.59%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	13.64%

Class R6	Name & Address	%
	Reliance Trust Company FBO T ROWE PRICE Retirement Plan Clients PO Box 78446 Atlanta, GA 30357	64.41%
	Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	14.03%
	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	12.45%
	RBC Global Asset Management (U.S.) Inc. Attn. Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	9.07%
RBC GLOBAL OPPORTUNITIES FUND
Class A	Name & Address	%
	US BANK NA CUST AUDLEY H STEWART ROTH IRA 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	37.58%
	US BANK NA CUST NICOLE O STEWART ROTH IRA 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	36.70%
52

Class A	Name & Address	%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Suite 1800 Minneapolis, MN 55401-7554	19.56%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	6.15%

Class I	Name & Address	%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	46.38%
	SEI Private Trust Company Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	29.32%
	Washington & Co. c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	11.29%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	6.28%

Class R6	Name & Address	%
	Reliance Trust CO FBO Comercia NON-EB R/R PO Box 570788 Atlanta, GA 30357-3114	39.94%
	Services Group of America Inc. 100 Front St, STE 400 Conshohocken, PA 19428-2881	17.09%
	SEI Private Trust Company Attn Mutual Fund One Freedom Valley Drive Oaks, PA 19456-9989	10.12%
	RECORDKEPT BY TIAA ATTN: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	6.50%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	5.42%
53

RBC CHINA EQUITY FUND
Class A	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%

Class I	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	97.53%

Class R6	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%
RBC INTERNATIONAL EQUITY FUND
Class A	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%

Class I	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	99.50%

Class R6	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	99.20%
RBC INTERNATIONAL SMALL CAP EQUITY FUND
Class A	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%

54

Class I	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%

Class R6	Name & Address	%
	RBC Global Asset Management US INC ATTN Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401-7585	100%
RBC BLUEBAY ULTRA-SHORT FIXED INCOME FUND
Class A	Name & Address	%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Suite 1800 Minneapolis, MN 55401-7554	87.22%
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	8.67%

Class I	Name & Address	%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Suite 1800 Minneapolis, MN 55401-7554	80.19%
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	10.17%
Investment Adviser and Investment Sub-Adviser
Investment Adviser
The Adviser, located at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, serves as investment adviser to the Funds. The Adviser is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. Under the
55

Investment Advisory Agreement, the Adviser manages the day-to-day investment of assets of the Funds in accordance with the policies and procedures established by the Trust. As of June 30, 2026, the Adviser’s investment team managed approximately $71.8 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For its services to the Funds, the Adviser receives from each Fund a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Fee Rate
RBC Emerging Markets Equity Fund	0.80% of average daily net assets
RBC Emerging Markets ex-China Equity Fund	0.80% of average daily net assets
RBC Emerging Markets Value Equity Fund	0.80% of average daily net assets
RBC Global Opportunities Fund	0.65% of average daily net assets
RBC China Equity Fund	0.80% of average daily net assets
RBC International Equity Fund	0.69% of average daily net assets
RBC International Small Cap Equity Fund	0.89% of average daily net assets
RBC BlueBay Ultra-Short Fixed Income Fund	0.23% of average daily net assets
Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Adviser, the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.
The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.
Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
For each Fund except the RBC Emerging Markets Equity Fund, the Adviser has contractually agreed to waive fees and/or reimburse expenses of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in each Prospectus through July 31, 2027. For the RBC Emerging Markets Equity Fund, the Adviser has contractually agreed to waive and/or limit fees of the Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net operating expense at the levels and on the terms set forth in its Prospectus through September 30, 2027.
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited, an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
56

Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser to accommodate this integration and the new investment advisory agreement was subsequently approved by shareholders.
57

Advisory Fees Paid By Funds. For the fiscal years ended March 31, 2026, 2025 and 2024, the gross amounts of the advisory fees earned by the Adviser and the amounts of the reduction in fees and reimbursement of expenses by the Adviser as a result of the expense limitations, were as follows:

	Fiscal Year Ended March 31, 2026		Fiscal Year Ended March 31, 2025		Fiscal Year Ended March 31, 2024
	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
RBC Emerging Markets Equity Fund	$40,186,613	$4,737,955	$27,453,585	$4,226,749	$19,335,924	$3,627,650
RBC Emerging Markets ex-China Equity Fund	$526,041	$332,646	$475,237	$291,152	$302,289	$360,840
RBC Emerging Markets Value Equity Fund	$660,647	$313,886	$471,964	$303,790	$524,272	$251,511
RBC Global Opportunities Fund	$3,169,503	$297,965	$3,258,733	$316,432	$3,079,466	$282,462
RBC China Equity Fund	$48,627	$268,222	$36,189	$244,948	$33,615	$238,289
RBC International Equity Fund	$191,642	$257,008	$171,805	$182,566	$150,000	$316,324
RBC International Small Cap Equity Fund	$63,746	$268,883	$53,328	$198,330	$45,171	$329,532
RBC BlueBay Ultra-Short Fixed Income Fund	$166,712	$234,156	$120,382	$199,602	$151,227	$223,377
Investment Sub-Adviser
The Sub-Adviser, located at 100 Bishopsgate, London EC2N 4AA, United Kingdom, serves as investment sub-adviser to the RBC Global Equity Funds. The Sub-Adviser is a wholly owned subsidiary of RBC, which is the parent company of the Adviser. The Sub-Adviser has been registered with the SEC as an investment adviser since September 2013 and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Adviser employed 496 individuals and had $178.8 billion in assets under management as of March 31, 2026.
For the services provided by the Sub-Adviser to each of the RBC Global Equity Funds, the Adviser will pay the Sub- Adviser a fee, computed daily and payable monthly, equal to 60% of the management fee paid to the Adviser by each Fund (“Management Fee”), after deducting the amounts of any fees waived or expenses paid or reimbursed by the Adviser pursuant to any expense limitation arrangements then in place between the Adviser and the Fund (“Expense Waivers”), such that:
(Management Fee – Expense Waivers) x 0.600 = Sub-Advisory Fee
For the fiscal years ended March 31, 2026, 2025 and 2024, the amounts of the sub-advisory fees paid by the Adviser to the Sub-Adviser were as follows:

	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
Sub-Advisory Fees	$22,986,473	$15,598,885	$14,523,839
Potential Conflicts of Interest
The Adviser, Sub-Adviser and/or its affiliates (together, “the Adviser”) provide a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following potential and actual conflicts of interest, among others, are presented to the Adviser in the operation of its investment advisory services:
58

•  The Adviser faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•  The Adviser may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, the Adviser may face conflicts of interest with respect to redeeming investors and remaining investors.
•  The Adviser may collect greater compensation for certain Funds or accounts than that received for a Fund or may receive performance-based compensation. This may create a potential conflict of interest for the Adviser or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time or attention.
•  Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, the Adviser may have an incentive to allocate trades or investment opportunities to certain accounts or Funds.
•  As a result of information barriers, personnel within the Adviser may trade differently from the Funds. Also, if the Adviser obtains material non-public confidential information as part of its business activities for or with other clients, it may be restricted from purchasing or selling securities for a Fund.
•  If the Adviser pays a broker-dealer with “soft” or commission dollars in order to obtain access to statistical information and research, the Adviser faces conflicts of interest because the Adviser may have an incentive to trade with certain brokers or dealers in order to earn soft dollars and the information and research could benefit certain Funds more than others.
•  The Funds may be subject to conflicts of interest if they engage in principal transactions with other Funds or with the Adviser, to the extent permitted by law. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
•  Where the Adviser advises both sides of a transaction (cross-transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Adviser’s decision to engage in these transactions for the Funds. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross-transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any principal, cross- or agency cross-transactions will be effected in accordance with fiduciary requirements and applicable law.
•  The Adviser’s participation in certain markets or its actions for particular clients could also restrict or affect a Fund’s ability to transact in those markets.
•  Potential conflicts of interest also exist when the Adviser has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon the Adviser by law, regulation, contract or internal policies. They could prevent a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
•  Although the Adviser is not the primary valuation agent of the Funds, it performs certain valuation services related to securities and assets in the Funds. The Adviser may value an identical asset differently than another division or unit within the Adviser values the asset. The Adviser may also value an identical asset differently in different accounts or Funds.
59

•  Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or the Adviser voting differently than its affiliates or the advice given by its affiliates to their clients (more information on proxy voting is available at page 56 within the Proxy Voting section).
•  Subject to applicable law, the Adviser may, from time to time and without notice to investors, in-source or outsource certain processes or functions in connection with a variety of services that it provides to a Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•  The Adviser and Trust maintain codes of ethics (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities, and that actual and potential conflicts of interest are avoided. The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
•  The Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
The Adviser and Trust have adopted policies and procedures designed to identify and mitigate the types of potential conflicts of interest discussed above, although they may be ineffective in doing so.
Portfolio Managers
Other Accounts Managed
The following table provides information regarding other mutual funds and accounts for which each Fund’s portfolio managers are jointly and primarily, as applicable, responsible for the day-to-day portfolio management as of March 31, 2026.

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Philippe Langham	RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund	Pooled	16	$ 21,057,812,374	0	$ 0
		Separate Accounts	6	$ 5,362,786,962	2	$ 1,906,996,725
		Registered Inv. Co.	0	$ 0	0	$ 0
Veronique Erb	RBC Emerging Markets ex-China Equity Fund	Pooled	3	$ 821,556,054	0	$ 0
		Separate Accounts	0	$ 0	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Ashna Yarashi-Shah	RBC Emerging Markets ex-China Equity Fund	Pooled	3	$ 821,556,054	0	$ 0
		Separate Accounts	0	$ 0	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
60

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Habib Subjally	RBC Global Opportunities Fund	Pooled	3	$ 7,868,415,174	0	$ 0
		Separate Accounts	9	$ 5,106,640,007	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Laurence Bensafi	RBC Emerging Markets Value Equity Fund	Pooled	3	$ 2,294,188,311	0	$ 0
		Separate Accounts	0	$ 0	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Siguo Chen	RBC China Equity Fund	Pooled	3	$ 545,505,981	0	$ 0
		Separate Accounts	1	$ 228,755,119	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Brian Svendahl	RBC BlueBay Ultra-Short Fixed Income Fund	Pooled	12	$ 6,183,785,512	0	$ 0
		Separate Accounts	55	$ 14,831,028,933	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Eric Hathaway	RBC BlueBay Ultra-Short Fixed Income Fund	Pooled	8	$ 485,892,072	0	$ 0
		Separate Accounts	51	$ 15,349,061,793	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
David Lambert	RBC International Equity Fund and RBC International Small Cap Equity Fund	Pooled	3	$ 3,480,657,649	0	$ 0
		Separate Accounts	0	$ 0	0	$ 0
		Registered Inv. Co.	0	$ 0	0	$ 0
Portfolio Manager Compensation
The compensation plan for the RBC Global Asset Management (“RBC GAM”) Investment teams was designed with the following principles in mind:
•  To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM
•  To align rewards for investment professionals with the goals of our investors and shareholders
•  To promote RBC GAM’s culture and foster stability and consistent improvement within RBC GAM’s workforce
Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure compensation remains competitive, contributing to fairness, efficiency, and the retention of superior investment staff.
The compensation program for investment management personnel is comprised of five elements:
1.
Base Salary
2.
Annual Discretionary Bonus (short term incentive or STI)
3.
Firm Profit-Sharing Plan (for eligible teams and investment staff)
4.
GAM Factor units (for eligible teams and investment staff)
5.
Team Profit-Sharing Plan (for eligible teams and investment staff)
Base salary
•  For new hires, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.
61

•  On an annual basis, all base salaries are reviewed within and across teams and locations to ensure fairness, consistency and relevance.
•  Base salaries for all roles are also compared to local industry surveys to protect GAM’s ability to attract superior talent to the firm without introducing anomalies in the compensation program for new versus long-term employees.
Annual Discretionary Bonus
•  All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.
•  Bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years.
•  The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.
•  The qualitative component is based on a review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.
•  Annual Discretionary Bonuses are impacted by the firm’s financial performance.
Firm Profit-Sharing Plan (“PSP”)
•  Senior individuals within the Investment teams may be eligible to receive units linked to the financial performance of RBC GAM and serves as a proxy for ownership in the firm.
•  Membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behavior and contribution to firm culture.
•  PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year.
•  The value of each PSP unit is distributed to unit holders based on the number of units that they hold.
•  PSP exposure is capped to 40% of an individual’s total compensation to mitigate against high volatility.
•  At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods, including a 5 year calculation. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.
GAM Factor units (“GFU”)
•  GFU’s are allocated where individual’s PSP exposure exceeds the 40% maximum.
•  GFU units have a value of CAD $1,000 and are adjusted up and down each year by the firm’s financial performance.
62

•  GFU’s can also be allocated as part of a compensation adjustment that results from promotion or a review against internal and external comparables.
Team Profit-Sharing Plan (“TPS”)
•  Certain select investment teams have access to a TPS Plan based on the team’s ability to grow RBC GAM’s global institutional client base.
•  TPS is based on the profit generated by an investment team. This is calculated as a share of management fees and, in some cases, performance fees, earned from the team’s products; with deductions for certain defined direct costs including compensation expenses such as salaries and the employer’s National Insurance Contributions and non-compensation costs.
Deferrals
•  Consistent with industry best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a mandatory 3-year deferral.
•  This deferral applies to all staff with variable compensation greater than a defined threshold that varies by region; and ranges from 25% to 45% and may be as high as 60% to meet regulatory requirements in certain jurisdictions.
•  This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount paid is based on the success of RBC and RBC GAM over the deferral period; 30% of the deferral is mandatorily invested into RBC shares whilst individuals are allowed to invest the remaining 70% of deferred compensation into a combination of funds managed by RBC GAM and/or an index tracking RBC GAM’s profit growth, further aligning RBC GAM’s incentive structure with the interest of our clients.
Other
In addition, all US-based team members can invest in our ultimate parent, RBC, through our 401(k) program; and all team members have signed employment agreements that include: (1) notice periods; and (2) non-solicit terms.
Annual Discretionary Bonus / Performance
•  As noted above, bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years. Performance is based on the investment team’s relevant composite or fund returns compared to the following benchmarks or peer groups:

Fund	Relevant Benchmark or Peer Group
RBC BlueBay Ultra-Short Fixed Income Fund	ICE BofA US 1-Year Treasury Bill Index
RBC Emerging Markets Equity Fund	Custom peer group within the Canada Fund Emerging Markets Equity Morningstar category
RBC Emerging Markets Value Equity Fund	Custom peer group within the Canada Fund Emerging Markets Equity Morningstar category
RBC Global Opportunities Fund	US Fund Global Large-Stock Growth Morningstar Category
RBC China Equity Fund	Custom peer group within the Greater China Equity Global Category Morningstar universe
RBC Emerging Markets ex-China Equity Fund	Custom peer group within the Global Emerging Markets Equity Global Category Morningstar universe
63

Fund	Relevant Benchmark or Peer Group
RBC International Small Cap Equity Fund	MSCI All Country World ex US Small Cap Total Return Net Index
RBC International Equity Fund	Custom peer group within the Canada Fund International Equity Morningstar category
Portfolio Managers’ Beneficial Ownership of the Funds
A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Funds under his management as of March 31, 2026.
Portfolio Managers Holdings

Dollar Range of Fund Shares Beneficially Owned
RBC Emerging Markets Equity Fund
Philippe Langham	$0

RBC Emerging Markets ex-China Equity Fund
Philippe Langham	$0
Veronique Erb	$0
Ashna Yarashi-Shah	$0

RBC Emerging Markets Value Equity Fund
Laurence Bensafi	$0

RBC Global Opportunities Fund
Habib Subjally	$0

RBC China Equity Fund
Siguo Chen	$0

RBC International Equity Fund
David Lambert	$0

RBC International Small Cap Equity Fund
David Lambert	$0

RBC BlueBay Ultra-Short Fixed Income Fund
Brian Svendahl	$100,001 - $500,000
Eric Hathaway	$0
Proxy Voting Policies
The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on the Funds’ behalf, is responsible for voting proxies. The Adviser has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.
64

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund. The Trust’s Proxy Voting Policies and Guidelines are included in Appendix B of this SAI.
The Board fulfills its oversight responsibilities in a number of ways, including review and approval of the Trust’s Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Trust’s Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Proxy Voting Guidelines.
The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of each Fund’s shareholders, has approved and adopted the custom proxy voting guidelines of the Adviser. The Adviser reviews and updates these guidelines on an ongoing basis as corporate governance best practices evolve. While proxies will generally be voted in accordance with the guidelines, there may be circumstances where the Adviser believes it is in the best interests of the Funds’ shareholders to vote differently than as contemplated by the guidelines, or to withhold a vote or abstain from voting. If a portfolio manager or other personnel of the Adviser or Sub-Adviser would like to recommend that a particular proxy be voted in a manner different from the guidelines, such request shall be reviewed by the Adviser’s Proxy Voting Committee.
Institutional Shareholder Services Inc. (“ISS”) has been engaged by the Adviser and Trust for proxy research and voting services. The Adviser has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and proxy voting services. Representatives of the Adviser’s Proxy Committee conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest and present the results of such review to the Proxy Committee.
The Adviser has no affiliation or material business, professional or other relationship with ISS.
Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov, without charge by calling the Funds at 1-800-422-2766 or on the Funds’ website at www.rbcgam.com.
65

Distribution of Fund Shares
Quasar Distributors, LLC, located at 190 Middle Street, Suite 301, Portland, ME 04101, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
The Distributor was paid the following aggregate commissions on sales of Class A Shares of the Funds during the fiscal years ended March 31, 2026, March 31, 2025 and March 31, 2024:

	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
RBC Emerging Markets Equity Fund	$5,119	$9,411	$1,431
RBC Emerging Markets ex-China Equity Fund	0	0	0
RBC Emerging Markets Value Equity Fund	0	0	0
RBC Global Opportunities Fund	0	902	1,000
RBC China Equity Fund	0	0	0
RBC International Equity Fund	0	0	0
RBC International Small Cap Equity Fund	0	0	0
RBC BlueBay Ultra-Short Duration Fixed Income Fund	N/A	N/A	N/A
The Distributor retained the following commissions on sales of Class A Shares of the Funds during the fiscal years ended March 31, 2026, March 31, 2025 and March 31, 2024:

	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
RBC Emerging Markets Equity Fund	$920	$1,945	$217
RBC Emerging Markets ex-China Equity Fund	0	0	0
RBC Emerging Markets Value Equity Fund	0	0	0
RBC Global Opportunities Fund	0	137	153
RBC China Equity Fund	0	0	0
RBC International Equity Fund	0	0	0
RBC International Small Cap Equity Fund	0	0	0
RBC BlueBay Ultra-Short Duration Fixed Income Fund	N/A	N/A	N/A
Distribution Plan – RBC Global Equity Funds
The Trust has adopted a Master Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to each of the Funds. Under the Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the respective Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares. Class I shares and Class R6 shares of the Funds are not subject to fees under the Plan.
Plan fees are based on average annual daily net assets of Class A Shares. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of FINRA. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.
Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and
66

financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.
The Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.
The Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any related agreement (the “Plan Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plan with respect to each of the Plan Funds was approved by the Board of Trustees and by the Plan Trustees. The continuance of the Plan is subject to annual approval by the Trustees and the Plan Trustees. The Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Plan Funds and their shareholders.
The Plan is designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.
For the fiscal year ended March 31, 2026, 12b-1 fees were paid by the Funds as shown in the following table. All of the amounts shown were paid as compensation to service organizations and broker/dealers for services in connection with distribution of Fund shares or to the Adviser as reimbursement of the Distributor’s fees.

Fund	Class A Shares
RBC Emerging Markets Equity Fund	$472,676
RBC Emerging Markets ex-China Equity Fund	$11,514
RBC Emerging Markets Value Equity Fund	$53
RBC Global Opportunities Fund	$412
RBC China Equity Fund	$1,506
RBC International Equity Fund	$3,445
RBC International Small Cap Equity Fund	$1,779
Additional Payments. The Adviser may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with: the provision of administrative services; the distribution of the Funds’ shares; and/or reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided, and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by
67

RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.
Distribution Plan – RBC BlueBay Ultra-Short Fixed Income Fund
The Trust has adopted a Distribution and Service (Rule 12b-1) Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Fund. Currently, the Plan applies to Class A of the Fund (the “Plan Fund”). The Plan permits the Fund to make payments to the Distributor, Adviser or its affiliates for marketing services related to Class A shares at an annual fee rate of 0.10% of average annual daily net assets of Class A Shares. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements. Class I shares of the Fund are not subject to fees under the Plan.
Plan fees may also be used to compensate dealers and others that have entered into an agreement with the Distributor or Adviser for marketing services, including attracting shareholders to the Fund’s Class A. In addition, Plan fees may also be used to pay authorized persons who enter into agreements with the Distributor or Adviser to provide services to Class A shareholders of the Fund. These “services” may include, among other things, any personal services or account maintenance services, which may include but are not limited to: (i) assisting beneficial shareholders with purchase, exchange and redemption requests; (ii) activities in connection with the provision of personal, continuing services to investors in each Fund; (iii) receiving, aggregating and processing purchase and redemption orders; (iv) providing and maintaining retirement plan records; (v) communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; (vi) acting as the sole shareholder of record and nominee for shareholders; (vii) maintaining account records and providing beneficial owners with account statements; (viii) processing dividend payments; (ix) issuing shareholder reports and transaction confirmations; (x) providing sub-accounting services for Class A Shares of the Fund held beneficially; (xi) forwarding shareholder communications to beneficial owners; (xii) receiving, tabulating and transmitting proxies executed by beneficial owners; (xiii) disseminating information about the Fund; and (xiv) general account administration activities. Other expenses of an authorized person related to its “services,” including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities. Under the Plan, an authorized person is authorized to pay its affiliates and independent third party service providers for performing service activities consistent with the Plan.
The Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.
The Plan provides that it may not be amended to increase materially the costs which the Plan Fund or a class of shares of the Plan Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any related agreement (the “Plan Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plan with respect to the Plan Fund was approved by the Board of Trustees and by the Plan Trustees. The continuance of the Plan is subject to annual approval by the Trustees and the Plan Trustees. The Plan is terminable with respect to a class of shares of the Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Plan Fund and its shareholders.
68

The Plan is designed to enhance distribution and sales of the Plan Fund and increase assets in the Plan Fund, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.
For the fiscal year ended March 31, 2026, 12b-1 fees were paid by the Fund as shown in the following table. All of the amounts shown were paid as compensation to service organizations and broker/dealers for services in connection with distribution of Fund shares or to the Adviser as reimbursement of the Distributor’s fees.

Fund	Class A Shares
RBC BlueBay Ultra-Short Fixed Income Fund	$16,366
Additional Payments. The Adviser may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.
Shareholder Servicing Plan
The Trust has adopted a Second Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A shares and Class I shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges. Class R6 shares are not subject to fees under the Servicing Plan.
For the fiscal year ended March 31, 2026, total payments made pursuant to the Servicing Plan are noted below:

Fund	Class A	Class I
RBC Emerging Markets Equity Fund	$283,964	$3,964,063
RBC Emerging Markets ex-China Equity Fund	5,596	55,431
RBC Emerging Markets Value Equity Fund	16	79,955
RBC Global Opportunities Fund	48	361,630
RBC China Equity Fund	0	5
RBC International Equity Fund	0	0
RBC International Small Cap Equity Fund	0	0
RBC BlueBay Ultra-Short Fixed Income Fund	5,123	30,991
69

Administrative Services
The Adviser serves as Co-Administrator to the Funds and provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) supervising and managing all aspects of the operation of the Funds, including supervising the relations with, and monitoring the performance of, the Funds’ Adviser, Distributor, custodian, independent accountants, legal counsel and other service providers. In addition, the Adviser furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Adviser. The Adviser does not receive a fee for administrative services provided to the Funds.
The Bank of New York Mellon (“BNY Mellon”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ NAV and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets.
For the fiscal years ended March 31, 2026, 2025 and 2024, BNY Mellon received the following fees for fund administration and accounting services:
Fund	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
RBC Emerging Markets Equity Fund	$312,733	$246,474	$202,884
RBC Emerging Markets ex-China Equity Fund	$59,273	$60,803	$56,813
RBC Emerging Markets Value Equity Fund	$70,052	$70,773	$70,412
RBC Global Opportunities Fund	$76,011	$77,088	$77,091
RBC China Equity Fund	$62,303	$61,238	$66,522
RBC International Equity Fund	$71,164	$68,801	$68,044
RBC International Small Cap Equity Fund	$67,415	$68,903	$65,429
RBC BlueBay Ultra-Short Fixed Income Fund	$56,097	$41,522	$38,916
Securities Lending
As of the most recent fiscal year-end, the Funds had not entered into a contract with a securities lending agent and were not engaged in securities lending.
70

Determination of Net Asset Value
RBC Global Equity Funds
Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases and redemptions of Class I shares and Class R6 shares, as applicable, are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.
The offering price for Class A shares consists of the per share NAV plus any applicable sales charges. Offering price or per share NAV for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.
RBC BlueBay Fixed Income Funds
Orders for purchases of Class A shares of RBC BlueBay Ultra-Short Fixed Income Fund and Class I shares of the Fund are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.
Offering price or per-share NAV for each class of shares of the Fund is determined each day the NYSE is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”). The NAV per share of each class of shares of the Fund is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.
Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. OTC common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the NAV per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Adviser, are valued at fair value using the
71

Adviser’s pricing and valuation procedures, as approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.
Debt securities will generally be valued at the evaluated price provided by an approved independent pricing service using both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. When an evaluated price is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Adviser’s Pricing Committee in accordance with the Adviser’s valuation procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the Pricing Committee to be inappropriate due to credit or other impairments of the issuer.
Generally, foreign equity securities denominated in foreign currencies are valued in the foreign currency and then converted into its U.S. dollar equivalent using the foreign exchange quotation in effect at the Value Time on the day the security’s value is determined.
Other types of securities and assets owned by a Fund (for example, rights and warrants) are valued using procedures contained in the Adviser’s pricing and valuation procedures.
In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, each security may be valued pursuant to the fair value pricing procedures.
In addition, the RBC Global Equity Funds have procedures in place to fair value foreign equity securities traded in markets outside North American and South American Time Zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market and prior to the Value Time. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price.
Portfolio Transactions
Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement (for the RBC Global Equity Funds), the Adviser (for the RBC BlueBay Ultra-Short Fixed Income Fund) or Sub-Adviser (for the RBC
72

Global Equity Funds) places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.
Purchases and sales of securities can be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, Sub-Adviser or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.
Trade Allocation and Aggregation
Investment decisions for the Funds, and for the other investment advisory clients of the Adviser and Sub-Adviser, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Sub-Adviser may combine or aggregate purchase or sale orders for more than one client including the Funds.
Equity Aggregation & Allocation
There may be occasions when equity clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the Funds’ custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser's or Sub-Adviser's trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.
The Adviser or Sub-Adviser may determine that an equity order will not be aggregated with other orders for a number of reasons. When the Adviser or Sub-Adviser determines that multiple orders cannot be aggregated for equity clients, procedures have been adopted that seek to ensure client account orders are treated fairly and equitably over time.
Fixed Income Aggregation & Allocation
Certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, RBC GAM-US will determine that securities are consistent with guidelines and a particular style of account. Specific account needs such as portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions may also influence allocation. In most instances, bonds will be allocated on a pro-rata basis to those accounts with the best fit and need. Not all eligible accounts will participate in every available opportunity but we will seek to treat them fairly over time.
For certain types of fixed income securities, the Adviser will aggregate purchase or sale orders across client accounts.
Trading Costs
Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which
73

will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser or Sub-Adviser, as applicable, with broker-dealers which, in the judgment of the Adviser or Sub-Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates.
The Adviser and Sub-Adviser are obligated to exercise their fiduciary obligations to seek best execution of the Funds’ transactions under the circumstances of the particular transaction. The Adviser and Sub-Adviser seek to satisfy their best execution obligations by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it. In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser and Sub-Adviser, as applicable, will seek the best execution of the Fund’s orders.
The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Adviser and Sub-Adviser, as applicable, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser and Sub-Adviser, as applicable, to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.
Broker-Dealer Selection
The Adviser’s or Sub-Adviser’s objective for each transaction is to seek the broker most capable of providing the brokerage services necessary in obtaining the best execution, while taking into consideration factors such as: ability to minimize trading costs, level of trading expertise, infrastructure, financial condition and counterparty risk, confidentiality provided by broker-dealer, ability to facilitate liquidity, overall responsiveness, willingness to commit capital, regulatory history, competitiveness, execution quality, promptness of execution and ability to source securities. These considerations (and others as relevant) guide the selection of the appropriate venue (e.g., an ECN or alternative trading system (“ATS”), a traditional broker, algorithm, or a crossing network, etc.) in which to place an order and the proper strategy with which to trade.
The Adviser or Sub-Adviser may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.
The following table shows total brokerage commissions paid by the Funds during the fiscal years ended March 31, 2026, March 31, 2025 and March 31, 2024:
Total Brokerage Commissions

Fund	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
RBC Emerging Markets Equity Fund	$1,503,934	$1,270,012	$1,228,750
RBC Emerging Markets ex-China Equity Fund	31,618	24,663	26,621
RBC Emerging Markets Value Equity Fund	106,426	42,481	48,572
RBC Global Opportunities Fund	253,744	231,696	187,014
RBC China Equity Fund	13,809	7,701	9,015
RBC International Equity Fund	25,603	10,671	4,162
RBC International Small Cap Equity Fund	4,563	2,572	2,586
RBC BlueBay Ultra-Short Fixed Income Fund	64	889	1,334
The RBC Global Equity Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Adviser during the fiscal years ended March 31, 2026, 2025 and 2024, except as follows. For the fiscal year ended March 31, 2024, the RBC International Equity Fund paid $50 in
74

aggregate commissions to RBC Dominion Securities Inc. This amount represents 0.004% of the aggregate brokerage commissions paid by the Funds during the fiscal year ended March 31, 2024, and 0.00% of the aggregate dollar amount of transactions involving the payment of commissions during the fiscal year ended March 31, 2024.
The RBC BlueBay Ultra-Short Fixed Income Fund did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust, the Adviser or Sub-Adviser during the fiscal years ended March 31, 2026, 2025 and 2024.
As of March 31, 2026, the following Fund held investments in securities of their regular broker-dealers:

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned
RBC BlueBay Ultra-Short Fixed Income Fund	Bank of America Corp.	$492,334
	Citigroup, Inc.	1,994,579
	Deutsche Bank AG	433,674
	Goldman Sachs	904,190
	JPMorgan Chase & Co.	150,727
	Morgan Stanley	997,237
	Toronto Dominion Bank	902,590
	UBS Group AG	1,000,394
	Wells Fargo & Co.	2,157,556
Portfolio Turnover
Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.
Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rates for each of the Funds are set forth in the Financial Highlights section of each Fund’s Prospectus.
Taxation
The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
TAXATION OF THE FUNDS. Each Fund has elected and intends to qualify each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary
75

income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:
•  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund may be permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s
76

income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date (“post-October losses”), and
(ii)
the sum of (a) specified losses incurred after October 31 of the current taxable year over specified gains incurred after October 31 of such taxable year, and (b) other ordinary losses incurred after
77

December 31 of the current taxable year, over other ordinary gains incurred after December 31 of such taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges, adjusted for certain ordinary losses) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances (described below), a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
TAXATION OF FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested (net of applicable withholding taxes) in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less
78

expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends—Received Deduction for Corporations”.
Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Securities—Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction
79

for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from this election with respect to foreign taxes. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
80

SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Funds (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable NAV. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:
•  Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Funds.
•  First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.
•  Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.
•  High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.
•  Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.
•  Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.
•  Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.
81

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.
A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares (other than shares of RBC BlueBay U.S. Government Money Market Fund) will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to a Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for
82

long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
83

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs (RBC Global Equity Funds). A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated
84

earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Securities—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). Applicable treasury regulations permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Investment in Non-U.S. REITs (RBC Global Equity Funds). While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income) (RBC Global Equity Funds). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
85

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs (RBC Global Equity Funds). For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction if received directly by the shareholders. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
Section 163(j) Interest Dividends. Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of a Fund’s business interest income over the sum of a Fund’s (i) business interest expense and (ii) other deductions properly allocable to a Fund’s business interest income.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends
86

received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. Certain adjustments to the conversion ratio with respect to convertible debt could be treated as taxable income to the holder of such debt.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
BACKUP WITHHOLDING. By law, a Fund may be required to withhold at the applicable rate a portion of your taxable dividends and sales proceeds unless you:
•  provide your correct social security or taxpayer identification number,
•  certify that this number is correct,
•  certify that you are not subject to backup withholding, and
•  certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and on distributions of net long-term capital gains (including amounts retained by a Fund which are reported as undistributed capital gains) that are reported as capital gain dividends unless such a foreign shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S.
87

federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treated qualified foreign taxes as passed through to shareholders (as described above) but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Properly reported dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) may be ineligible for this potential exemption from withholding.
A foreign shareholder who fails to furnish the proper IRS Form W-8, or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges of shares of a Fund.
Payments of income distributions to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to generally nonrefundable 30% withholding tax. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the application of U.S. estate tax.
88

Other Information
Capitalization
The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 17 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class. Prior to July 6, 2023, the RBC BlueBay Ultra-Short Fixed Income Fund was known as the RBC Ultra-Short Fixed Income Fund.
Voting Rights
The Trust is an open-end investment management company and under its Amended and Restated Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Amended and Restated Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Other Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10007 acts as custodian of the RBC Global Equity Funds’ assets. The Bank of New York Mellon is responsible for the safekeeping of the Funds’ assets and for providing related services.
U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the RBC BlueBay Ultra-Short Fixed Income Fund assets. U.S. Bank, N.A. is responsible for the safekeeping of the Fund’s assets and for providing related services.
U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.
The Bank of New York Mellon, 103 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement.
Independent Registered Public Accounting Firm
The Board of Trustees has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Trust for the fiscal year ending March 31, 2027. PwC will audit the Trust’s
89

annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
Code of Ethics
The Trust, Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act which is designed to prevent access persons of the Trust, Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.
Policies and Practices Regarding Use of Artificial Intelligence
The Adviser and Sub-Adviser may, from time to time, use artificial intelligence (AI)-enabled tools to create operational efficiencies, streamline specific tasks, accelerate the analysis of large amounts of information and extract specific information. Any AI-generated outputs are subject to human oversight, validation and final decision-making authority before use. The Adviser and Sub-Adviser do not automatically act on AI-generated information; rather, it is treated as one tool among many in the decision-making process. The Adviser and Sub-Adviser’s use of AI is governed by RBC’s enterprise-wide policies and applicable laws. RBC has formalized a set of Responsible AI Principles for enterprise-wide development and deployment of AI, which are designed to address accountability, fairness, privacy and security, and transparency. For more information on the Responsible AI Principles applicable to the Adviser and Sub-Adviser, see Artificial intelligence at RBC at https://www.rbc.com/our-impact/technology/artificial-intelligence.html.
Portfolio Holdings Disclosure Policies and Procedures
It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Adviser, the Sub-Adviser, or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.
The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, portfolio holdings information as of the second and fourth fiscal quarter-ends are available on the Funds’ website at www.dfinview.com/usrbcgam and are contained in the Funds’ financial statements and Form N-CSR filings. The filings are available at www.sec.gov. No later than 60 days after the end of each fiscal quarter, each Fund files three monthly reports of portfolio holdings, relating to each month of such fiscal quarter, on Form N-PORT. The report for the third month of the fiscal quarter is publicly available at www.sec.gov. In addition, as further described below, all Funds make certain portfolio securities information available on its website, which can be accessed by using the Funds’ link at www.rbcgam.com. For all Funds except RBC BlueBay Ultra-Short Fixed Income Fund, on the tenth business day after month-end, each Fund’s top ten holdings are posted on the Funds’ website, and on the tenth business day after fiscal quarter-end, each Fund’s portfolio holdings, total number of holdings and sector/industry weightings are posted on the Funds’ website. For RBC BlueBay Ultra-Short Fixed Income Fund, on the tenth business day after month-end, the Fund’s portfolio holdings and sector/industry weightings are posted on the Funds’ website. This posting of holdings on the Fund’s website may be delayed until a Fund has a full calendar quarter of performance history.
Once portfolio holdings information has been made public, the Adviser and Sub-Adviser may provide portfolio holdings information to any third party, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Adviser.
90

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.
Nonpublic holdings information may not be provided without the approval of the Trust’s President or his designate (the Funds’ CFO or CCO). The President or his designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.
The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Adviser or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.
Adviser: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Adviser employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Adviser’s Code of Ethics and the Trust’s Code of Ethics.
Adviser Affiliates RBC Global Asset Management Inc. ("RBC GAM Inc.") and RBC Capital Markets, LLC ("RBC CM") and Adviser Affiliate and Sub-Adviser for the RBC Global Equity Funds RBC Global Asset Management (UK) Limited ("RBC GAM-UK"): Nonpublic holdings information is made available to certain employees of RBC GAM Inc., RBC GAM-UK and RBC CM. Such individuals are prohibited from trading on the basis of nonpublic holdings information.
Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.
Trust Service Providers: The Bank of New York Mellon (the custodian for the RBC Global Equity Funds), U.S. Bank, N.A. (the custodian for the RBC BlueBay Ultra-Short Fixed Income Fund), U.S. Bank Global Fund Services (the transfer agent), RBC Global Asset Management (U.S.) Inc. and BNY Mellon (the co-administrators), Quasar Distributors, LLC (the distributor), RBC Capital Markets, LLC (administrative and distribution-related services), the Trust’s financial printer, proxy service provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information.
The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.
Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.
91

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.
On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.
Registration Statement
This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
Financial Statements
The Reports of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Funds included in their most recent Form N-CSR, dated March 31, 2026, are incorporated herein by reference to such Form N-CSR. Copies of such Form N-CSR for the Funds are available without charge upon request by writing to RBC Funds Trust, 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, or telephoning (800) 422-2766 or on the Funds’ website at www.dfinview.com/usrbcgam.
The financial statements and financial highlights for the fiscal year ended March 31, 2026 have been audited by PwC, an independent registered public accounting firm, as stated in their report, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS SAI OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
92

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
CORPORATE AND MUNICIPAL BOND RATINGS.
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG-TERM RATING SCALE:
Aaa –
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa –
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –
Obligations rated B are considered speculative and are subject to high credit risk.
Caa –
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
STANDARD & POOR'S FINANCIAL SERVICES LLC (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
– The likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; and
– The nature of and provisions of the financial obligation and the promise S&P imputes; and
– The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES
MOODY’S SHORT-TERM OBLIGATION RATINGS:
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
MOODY’S DEMAND OBLIGATION RATINGS:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Note: For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade, VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG1 corresponding to P-1, VMIG2 to P-2, VMIG3 to P-3 and SG to not prime.
S&P MUNICIPAL SHORT-TERM NOTE RATINGS:
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s Global Ratings’ analysis will review the following considerations:
– Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
– Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note
Note rating symbols are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
COMMERCIAL PAPER RATINGS
MOODY’S GLOBAL SHORT-TERM RATINGS:
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term obligations.
Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.
Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Not Prime – (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P SHORT-TERM ISSUE CREDIT RATINGS:
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
INTERNATIONAL LONG-TERM CREDIT RATINGS
FITCH RATINGS LTD. (“FITCH”):
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the risk that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).
A Local Currency International Rating will be assigned in cases where an issuance’s original terms and conditions allow for repayment of foreign currency investors in local currency equivalent at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account T&C risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
Besides T&C risks, there can be rating distinctions between an issuer’s Local Currency and Foreign Currency Ratings, when there is considered to be a risk of selective default on Local Currency obligations versus Foreign Currency obligations, or vice versa.

A Foreign Currency Rating will be assigned in cases where an issuance is denominated in local currency or local currency equivalent, but repayment of principal and/or interest is required to be made in foreign currency at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial Credit Risk. Default is a real possibility.
CC – Very High Levels Of Credit Risk. Default of some kind appears probable.
C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; and
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligation, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
NATIONAL LONG-TERM CREDIT RATINGS
FITCH:
National ratings express creditworthiness across the full range of the credit rating scale, using similar symbols to those used for international ratings. However, to assure differentiation between the two scales, a two- or three-letter suffix is appended to the national rating to reflect the specific nature of the national scale to the country concerned. For ease of reference, Fitch uses the suffix of (xxx) to indicate a national rating.
Each country or monetary union’s national rating scale is specific to that jurisdiction and is not comparable to national scales of different countries. Key characteristics of national ratings are described in this document. For a more in-depth explanation on the application of national ratings, including unique application considerations, please see the National Scale Rating Criteria at www.fitchratings.com/criteria.
National Relativity
National ratings are a measure of relative credit risk among issuers in a country or monetary union, except in circumstances when ratings are notched for support or at the instrument level to differentiate priority/recovery prospects relative to other local market instruments. Where national ratings are derived by notching, they reflect creditworthiness relative to the respective supporting entity’s (parent or government) national rating, rather than to unsupported national ratings. National Rating Correspondence Tables often will have a notch-specific LC IDR or credit opinion that relate to multiple rating options on the national scale.
LC and FC Issuer National Ratings
National ratings can be assigned to the issuer or at the specific debt instrument level.

Issuer-level national ratings address the relative vulnerability to default of LC obligations (or legal tender) for local issuers within the country concerned when not notched for support. Therefore, national ratings exclude the risk that cross border investors may be unable to repatriate interest and principal repayments out of the country. Issuer-level national ratings do not incorporate transfer and convertibility risk associated with the FC obligations of a local issuer, and this is the reason the national scale rating analysis begins with an international LC rating or LC credit opinion as transfer and convertibility risk is only incorporated into FC ratings; there are some exceptions where ratings may be notched.
Issuer and Instrument-level National Ratings
Fitch assigns national ratings to specific debt instruments denominated in LC and issued where the entity or issuer is domiciled. Fitch may also assign national instrument ratings to i) foreign issuers’ obligations issued in LC in the country concerned, and ii) local or foreign issuers’ (legal entities or branches) obligations where repayment is in FC and a national scale rating may be required to comply with local regulation and/or local market practices often found in Central America and countries with high levels of dollarisation; national ratings of FC instruments are less common.
Convergence at ‘C’
A ‘C’ level rating on both the international and national rating scales reflects that the default of an issuer is imminent. As a result, a ‘C’ rating on one scale is necessarily a ‘C’ rating on the other scale.
Due to the greater differentiation across national rating scales relative to the international rating scale, there can be more rating volatility and more significant rating transition for National Ratings compared with International Ratings.
AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx) – ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx) – ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers of obligations in the same country or monetary union.
C(xxx) – A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD(xxx) – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
-  the selective payment default on a specific class or currency of debt;
-  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
-  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
-  execution of a distressed debt exchange on one or more material financial obligations.
D(xxx) – ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Notes: The ISO International Country Code is placed in parentheses immediately following the rating letter to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
SHORT-TERM CREDIT RATINGS
FITCH:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NATIONAL SHORT-TERM CREDIT RATINGS
FITCH:
F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx) – Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

RBC Global Asset Management
Proxy Voting Guidelines
Updated March 2026

Proxy Voting Guidelines – February 2023 B-2

Introduction
Investment stewardship
As an asset manager, RBC Global Asset Management (RBC GAM)1 acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority, and engaging directly with issuers, with a view to enhancing the long-term value of the securities held. We may also participate in responsible investing industry initiatives, where applicable.
Information on our stewardship approach and activities are described in “Our Approach to Responsible Investment”.2 The document that follows focuses on the proxy voting guidelines (the “Guidelines”) that govern the exercise of our voting rights.
Enhancing governance
We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long term value of the portfolios we manage.
Proxy voting issues
Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.
A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.
Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.
We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.
Securities lending
Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the
In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including PH&N Institutional), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, RBC Global Asset Management (Asia) Limited, and BlueBay Asset Management LLP.
2
RBC GAM’s approach to active stewardship, proxy voting and engagement may encompass a range of subjects, which may or may not include ESG-related matters. References to active stewardship do not apply to certain investment strategies where proxy voting and/or engagement are not used. For instance, there is no engagement with issuers in quantitative investment, passive and certain third-party sub-advised strategies, and RBC GAM does not manage proxy voting for model portfolios or certain third-party sub-advised strategies.
Proxy Voting Guidelines – March 2026 B-3

securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.
Proxy Voting Guidelines
We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the view to enhance the long-term value of our portfolios.
Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.
While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.
In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.
The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc. (ISS). It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios.
Proxy voting process
Proxy voting vendor
RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.
RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.
Internal monitoring and review
RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.
For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely
Proxy Voting Guidelines – March 2026 B-4

with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.
In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We welcome these disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.
Vote override
In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our global Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.
Miscellaneous voting processes
In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:
• Transaction-related proposals such as the approval of merger and acquisition transactions.
• Proposals at the meetings of private companies.
• Proposals at certain bondholder meetings.
These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.
In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.
For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.
Proxy Voting Guidelines – March 2026 B-5

1. Board of directors
The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.
In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.
1.1 Independence of the board of directors
Ideally, the board should be composed of a substantial majority of independent directors.
An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.
For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.
We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.
Voting guideline
We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.
1.2 Independence of the chair
It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.
Voting guideline
We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.
1.3 Executive chair
In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.
Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.
Proxy Voting Guidelines – March 2026 B-6

Voting guideline
We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.
1.4 Risk management
One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.
Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.
Voting guideline
Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.
1.5 Board size
The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.
Voting guideline
Where the number of directors is outside this range of 5 – 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.
1.6 Committees of the board
Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:
• Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carryout their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.
• Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.
• Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.
• Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.
The chair and committee members should all be independent directors.
Voting guideline
For most companies, we generally will not support non-independent board members who sit on, or chair, any of the above committees.
We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.
Proxy Voting Guidelines – March 2026 B-7

For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.
We will generally vote against the board for failing to establish any or all of the above committees. We will generally support proposals to establish any or all of the above committees.
1.7 Majority voting
We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board.
Voting guideline
We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.
Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.
1.8 Cumulative voting
There are valid arguments for and against cumulative voting. It can help ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.
Voting guideline
We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.
1.9 Staggered boards
We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.
Voting guideline
We generally will not support a proposal for the introduction of staggered terms.
We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.
We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.
1.10 Director attendance
Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.
Voting guideline
We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.
We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.
1.11 Overboarding
Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.
Proxy Voting Guidelines – March 2026 B-8

Voting guideline
We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).
1.12 Director liability and indemnification
We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.
Voting guideline
When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:
• the performance of the board
• the independence of the board and its key committees
• whether or not the company has anti-takeover devices in place
If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.
We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.
1.13 Tenure of directors
We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.
Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.
Voting guideline
We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.
We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.
1.14 Performance evaluation of directors and board
A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.
Voting guideline
We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.
1.15 Directors proposed on a single ballot item
We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.
Voting guideline
We will generally support proposals that directors be proposed for election individually.
We will generally vote against the election of a board proposed on a single ballot item if we would
Proxy Voting Guidelines – March 2026 B-9

vote against the election of any of the nominated directors based on the Guidelines.
1.16 In camera meetings
In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.
Voting guideline
We will generally support proposals that would require regular in camera meetings of independent board members only.
1.17 Director of issuer performance
In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.
Voting guideline
We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.
We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.
We will generally not support the election of directors with material governance and/or performance issues at another public company.
1.18 Audit process
The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.
The audit process should involve the establishment of an independent audit committee (see 1.6) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.
The audit partner should be rotated on a regular basis in line with regional requirements.
We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.
Voting guideline
We will generally support the choice of auditors recommended by the audit committee.
Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.
In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.
Proxy Voting Guidelines – March 2026 B-10

If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.
1.19 Audit fees
We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.
Voting guideline
We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.
We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.
1.20 Board diversity
We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.
We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.
To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.
Voting guideline
We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices. We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.
Proxy Voting Guidelines – March 2026 B-11

2. Management and director compensation
We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors. Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.
2.1 Equity-based compensation plans
In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.
In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.
Voting guideline
We will review equity-based compensation plans on a case-by-case basis.
We will generally support:
• plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.
• stock option plans where the options are issued with a strike price higher than the current price of the underlying asset
• plans where the stock options have a term appropriate for the issuer (e.g., volatility, dividend yield, strategic timeline)
• amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure
We will generally not support
• “evergreen” stock option plans
• plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options
• plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging
• plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.
• plans that do not provide clear guidelines for the allocation of awards
• plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average.
• plans that authorize allocation of 25% or more of the available awards to any one individual
• plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs
• stock option plans that allow for the “reloading” of exercised or lapsed options
• equity-based compensation plans that allow, or do not specifically prohibit, hedging. We may withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period
In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support
Proxy Voting Guidelines – March 2026 B-12

proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).
We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.
We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.
2.2 Expensing of share options
While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.
Voting guideline
We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with the International Financial Reporting Standards (IFRS).
2.3 Golden parachutes
We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.
Voting guideline
We will generally support proposals requiring shareholders to approve golden parachute arrangements.
We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.
2.4 Employee stock purchase plans
We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.
Voting guideline
We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.
2.5 Director compensation
We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.
Voting guideline
We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:
• The potential to compromise the independence of directors
Proxy Voting Guidelines – March 2026 B-13

• The overall alignment with shareholder interests
• If compensation is excessive in terms of the size and complexity of the company
• Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits
2.6 Director retirement benefits
We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.
Voting guideline
We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.
2.7 Employee loans
We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.
Voting guideline
We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.
2.8 Executive compensation
We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.
In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:
• Competitive base salary
• Annual incentives tied to performance on short-term material strategic goals
• Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years
For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.
2.8a Compensation report and say-on-pay
The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.
When considering whether to support a company’s vote on executive compensation plans or reports, we will consider the company’s overall
Proxy Voting Guidelines – March 2026 B-14

compensation philosophy in the context of relevant factors, including:
• whether pay is aligned to long-term sustainable performance
• whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics
• whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially altered performance metrics without a reasonable rationale
• whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component
• whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing detrimental to shareholder value
• whether the executive compensation plans are overly complex or duplicative
• whether the company’s executive compensation plans give directors excessive discretionary power over awards
• whether there are significant levels of dissent on the say-on-pay vote over two or more consecutive years
Voting guideline
We will generally support proposals that require enhanced disclosure of compensation for senior executives.
We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).
Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.
We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:
• There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post employment.
• There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.
• The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
• The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.
• The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.
• There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations without an appropriate rationale.
• There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the compensation of executives.
• Substantial payouts are triggered for share price performance that falls meaningfully below
Proxy Voting Guidelines – March 2026 B-15

the relevant comparator group median or average.
• The amount of the total compensation paid to the executive is misaligned with the value created by the executive.
• Executives are awarded with excessive special or one-time awards in response to successful transactions.
• The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.
• The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.
• Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.
2.9 Compensation consultants
Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.
Voting guideline
We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.
We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.
2.10 External management compensation disclosure
Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.
Voting guideline
Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.
Proxy Voting Guidelines – March 2026 B-16

3. Takeover protection and transactions
We believe the takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.
3.1 Shareholder rights plans (“poison pills”)
There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.
It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.
In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.
Voting guideline
We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.
We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.
3.2 Other takeover protection measures
Other takeover protection measures may include, but are not limited to the following:
• going private transactions
• leveraged buyouts
• lock-up arrangements
• crown-jewel defences
• greenmail
• fair price amendments
• re-incorporation
When considering takeover protection measures, we would be more likely to support a proposal if:
• the measure protects the rights of all shareholders
• sufficient time and information is made available to shareholders to make an informed decision
• the measure will allow competing bids to be considered over a reasonable time
• the measure is subject to shareholder approval
• the measure is adopted for a limited period
We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.
3.3 Dissident shareholders, contested elections, and proxy contests
In contested elections, it is important to understand what both management and the dissident are proposing and the implications it will have on performance going forward.
Proxy Voting Guidelines – March 2026 B-17

Voting guideline
We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:
• the performance of current management and the company’s long-term performance
• the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents
• the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices
• board independence, performance, equity ownership and responsiveness to shareholder concerns
Proxy contests are generally referred to portfolio managers and evaluated on a case-by-case basis.
3.4 Dissident director nominee compensation
In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.
Voting guideline
We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.
We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.
We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.
3.5 Mergers and acquisitions
When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider relevant factors, including:
• impact on long-term corporate value
• anticipated financial and operating benefits
• the price being offered to shareholders
• circumstances regarding how the deal was negotiated
• any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance
Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.
Proxy Voting Guidelines – March 2026 B-18

4. Shareholder rights
Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the best interests of our portfolios.
4.1 Confidential voting
As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.
Voting guideline
We will generally support proposals to introduce confidential voting.
4.2 Proxy access
We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.
Voting guideline
We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.
In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.
We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.
If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.
4.3 Advance notice provisions
When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.
Voting guideline
We will generally support proposals seeking to establish Advance Notice Provisions so long as:
• The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting
• Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date
• There is no upper limit on the number of days before an annual meeting in which a director can be nominated
Proxy Voting Guidelines – March 2026 B-19

• The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin
• There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees
4.4 Dual-class stock & unequal voting rights
A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.
For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.
Voting guideline
We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.
Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:
• a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or
• the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.
We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.
We will generally support proposals to eliminate unequal voting right structures.
We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.
We will generally support proposals that ask for the disclosure of voting results broken down by share class.
4.5 Supermajority approval
We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.
Proxy Voting Guidelines – March 2026 B-20

Voting guideline
We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.
4.6 Linked proposals
Linked proposals are used to pass proposals that may not be approved if they were proposed individually.
Voting guideline
We will generally not support linked proposals.
4.7 Increase in authorized shares
We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.
Voting guideline
We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.
We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.
We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.
4.8 Disclosure of voting results
We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.
Voting guideline
We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.
4.9 Blank-cheque preferred shares
There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.
Voting guideline
We will generally not support the authorization of blank-cheque preferred shares.
4.10 Shareholder meeting quorum
We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.
Voting guideline
We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate
We will generally support quorum amendment proposals that require a minimum of two
Proxy Voting Guidelines – March 2026 B-21

shareholders representing 25% of outstanding shares to constitute a quorum.
4.11 Equity issues
To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.
Voting guideline
We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.
4.12 Other business
We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.
Voting guideline
We generally will not support “other business” proposals.
4.13 Implementing shareholder views
When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.
Voting guideline
When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.
4.14 Share blocking
Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.
Voting guideline
In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.
4.15 Income trust governance
We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.
Voting guideline
We will generally support proposals that enhance governance practices of the trust.
We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.
4.16 Reincorporation
There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.
Voting guideline
We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.
We will generally oppose management proposals to restructure the venue for shareowner claims by
Proxy Voting Guidelines – March 2026 B-22

adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
4.17 Exclusive forum provisions
Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.
Voting guideline
We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.
4.18 Pre-Initial Public Offering (IPO) unilateral bylaw/charter amendments
Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.
Voting guideline
With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.
4.19 Calling a special meeting
Special meetings can help shareholders seek company action on matters that arise between regularly scheduled annual general meetings. To call a special meeting, shareholders may be required to hold a specific amount of a company’s shares and/or to have held the required amount of shares for a specific period of time. If shareholders are unable to call a special meeting, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.
Voting guideline
We will generally support proposals allowing shareholders the right to call a special meeting where the right to do so does not currently exist. We will review shareholder proposals requesting that a company adopt special meeting provisions or change the percentage of shares or the holding period required to call a special meeting on a case-by-case basis. We may consider the market capitalization of the company, the company’s ownership structure, existing shareholder rights (including conditions regarding existing rights to call a special meeting), and other factors as appropriate.
4.20 Implementing and maintaining shareholder rights
We believe that when appropriate shareholder rights are in place, effective directors oversee management and company strategy, and shareholders have mechanisms to facilitate enhancements that they believe will create long-term, sustainable shareholder value. In our view, robust shareholder rights can help enhance the long-term, risk-adjusted performance of companies, and their maintenance is in the best interests of our portfolios.
Directors play an important role in maintaining shareholder rights and helping ensure the corporation’s governance framework facilitates the exercise of these rights. We expect the board to maintain and seek to improve shareholder
Proxy Voting Guidelines – March 2026 B-23

rights in a manner that enhances long-term, sustainable shareholder value creation. In addition, we expect directors to oppose changes that pose undue risk to shareholder value.
Shareholder proposals are an important shareholder right. We believe shareholder proposals allow shareholders to bring issues they believe are financially material to the board and management’s attention or seek enhancements in the company’s management of those material issues. However, we also believe that a company’s ability to omit certain shareholder proposals – after appropriate proponent engagement, based on specific criteria, and where applicable – from the voting ballot is an important corporate governance mechanism. We expect companies to use these mechanisms appropriately, in a manner consistent with upholding shareholder rights, providing shareholders with meaningful, decision-useful information on material issues, and creating long-term, sustainable shareholder value.
We may consider the board’s actions related to implementing and maintaining shareholder rights in voting decisions.
Voting guideline
We will generally not support the chair of the corporate governance committee if the board amends governing documents, company bylaws, or equivalent materials to diminish or eliminate shareholder rights that we believe can enhance the long-term, risk-adjusted performance of the company. Where boards seek to make changes that would impact shareholder rights, they should seek shareholder approval to do so.
Examples of such actions that may negatively impact shareholder rights include:
• Unreasonably limiting the ability of shareholders to submit shareholder proposals on material issues
• Excluding shareholder proposals on meaningful issues from the ballot in a manner that we believe infringes upon shareholder rights
• Unreasonably restricting the ability of shareholders to file derivative lawsuits in a manner that we believe creates undue risk for shareholders
In instances where the company has excluded a duplicative shareholder proposal and put forth its own, we will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).
4.21 Virtual and Hybrid shareholder meetings
Although there are benefits to facilitating virtual participation in shareholder meetings, we believe virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. We believe virtual meeting formats may facilitate practices such as filtering shareholder questions, which may deprive shareholders of meaningful insights from the board and management on material issues. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.
We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.
When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:
• Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)
• Technical and logistical guidance for virtual meeting participation
• Details on technical support for issues encountered related to accessing or participating in the virtual meeting
Proxy Voting Guidelines – March 2026 B-24

• We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.
Voting guideline
We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:
the resulting meeting format negatively impacts shareholder rights; or
the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.
We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.
4.22 Acting by written consent
Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.
Voting guideline
We will generally support proposals:
• Granting shareholders the right to act by written consent
• That seek to restore or improve the right to act by written consent
We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.
Proxy Voting Guidelines – March 2026 B-25

5. Shareholder proposals
It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.
We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.
We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global Sustainability Accounting Standards Board (SASB) Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.
We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.
We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.
Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:
• Engagement with a reasonable number of shareholders (by number or percentage ownership).
• A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.
In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.
5.1 Lobbying & political contributions disclosure proposals
We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:
• The company’s rationale for its lobbying activities and/or political contribution
Proxy Voting Guidelines – March 2026 B-26

• Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight
• Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:
-  Disclosure of the company’s overall lobbying expenditures and/or political contributions
-  Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.
Voting guideline
We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.
5.2 Cyber security
We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We believe companies should provide additional disclosure on their cyber security policies and procedures where material.
Voting guideline
We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.
When evaluating cyber security-related shareholder proposals, we will generally consider:
• The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks
• Commitment to applicable market-specific laws or regulations that may be imposed on the company
• Controversies, fines, or litigation related to cyber security related issues
5.3 Climate change
• We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets, and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.
• Where climate change poses a financially material risk or opportunity to a company, we believe climate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB) and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:
• work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.
• establish credible targets and develop action plans aligned with achieving net-zero emissions
Proxy Voting Guidelines – March 2026 B-27

by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.
• When evaluating climate-related shareholder proposals, we may consider:
• The industry in which the company operates and the materiality of the requested disclosure in that industry
• The company’s existing publicly available information on the potential impacts of climate change on its operations, strategy or viability
• Existing oversight, policies and procedures on climate-related risks and opportunities
• The company’s level of disclosure and preparedness compared to that of its industry peers
• Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts
• The company’s existing climate-related targets, commitments, and initiatives
Voting guideline
We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:
• That a company disclose the organization’s governance around climate-related risks and opportunities.
• That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.
• That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.
• That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.
• That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.
• That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.
• That a company disclose its climate transition plan in line with the TCFD recommendations.
• That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.
• Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.
5.4 Environmental issues
How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.
Voting guideline
Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:
• enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities
• initiatives to reduce toxic emissions and disclosure of results
• initiatives to promote recycling, including product life-cycle management, and disclosure of results
• companies to abstain from operating in environmentally sensitive areas or using
Proxy Voting Guidelines – March 2026 B-28

products produced from materials extracted from such areas, where material and insufficiently managed risks are identified
• consideration and adoption of the Equator Principles
• reporting on water use, intensity, supply, and risks
• reporting on efforts to reduce overall water use or intensity and impacts on local water systems
5.5 Human rights
Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).
We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.
Voting guideline
We will generally vote in support of proposals that call on companies to:
• adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights
• adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards
• take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,
• disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses
• adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict
• adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results
• adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards
5.6 Community issues
We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.
Voting guideline
We will generally vote in support of proposals that call for:
• careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping
• meaningful disclosure of plant closing criteria
• eliminating the use of predatory lending practices and “redlining”
• disclosure of lending practices in developing countries
Proxy Voting Guidelines – March 2026 B-29

• support of the Extractive Industry Transparency Initiative
5.7 Indigenous rights
Actual or potential Indigenous rights issues may lead to material financial, legal, regulatory, operational, and/or reputational risks to companies. We believe respecting applicable international human rights standards, which includes the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP), supports a stable, resilient business operating environment, as well as well-functioning global capital markets. Upholding the principles of Free, Prior and Informed Consent (FPIC) and the role of Indigenous Peoples in decision-making is an important principle of UNDRIP.
Voting guideline
We will generally vote in support of proposals that call for:
• disclosure on a company’s impact on Indigenous Peoples and their rights
• reporting on the company’s policies and oversight relating to the rights of Indigenous Peoples
• disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making
• disclosure of actions taken to meet local or regional laws and regulations related to the rights of Indigenous peoples
5.8 Employee rights
We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term sustainable shareholder value creation. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, dignity and safety in the workplace, and collective bargaining rights.
Voting guideline
We will generally vote in support of proposals that ask companies to:
• enhance disclosure of DEI in the workplace such as, DEI-related programs and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.
• report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of a recent controversy, including litigation, related to racial or gender pay equity. We are less likely to support proposals requesting the disclosure of unadjusted pay gaps where we determine a company’s existing disclosures in the area are sufficient.
• enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, race and other dimensions or characteristics
• adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders
• report on human capital risks, opportunities, initiatives, commitments and relevant statistics
5.9 Nature-related risks
The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to
Proxy Voting Guidelines – March 2026 B-30

reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.
The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.
Voting guideline
We will evaluate nature-related shareholder proposals on a case-by-case basis.
We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.
5.10 Board-related
The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:
Are better able to focus on long-term sustainable growth;
Are more likely to effectively manage conflicts;
Pose less risk for equity investors due to proper alignment of shareholder and management interests;
Are more likely to be able to access fixed income markets when needed; and
Are more likely to effectively manage material environmental and social risk factors.
We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.
Voting guideline
We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:
Limit the employees of the company sitting on the board to the CEO only.
Separate the roles of CEO and Chair of the board, or appoint an independent chair.
Provide expanded disclosure on potential conflicts of interest regarding directors.
Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.
Disclose senior management (including the CEO) and board short- and long-term succession planning policies.
Include a proportion of director remuneration to be in the form of common stock in the company.
Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.
Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.
5.11 Artificial Intelligence
The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.
Voting guideline
Proxy Voting Guidelines – March 2026 B-31

We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business.
Proxy Voting Guidelines – March 2026 B-32

6. Management environmental and social proposals
6.1 Say-on-climate
We believe climate-and nature-related factors are systemic risks that may materially affect issuers and the economies, markets, and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).
Voting guideline
We will evaluate say-on-climate management proposals on a case-by-case basis. We will generally not support proposals where the climate-related plans lack:
• Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities
• Improvements on disclosure and performance, where applicable
• Credible targets and disclosure of progress towards meeting these commitments
• Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.
When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.
Proxy Voting Guidelines – March 2026 B-33

RBC Global Asset Management
This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.
RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited, which are separate, but affiliated subsidiaries of RBC. In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.
Additional information about RBC GAM may be found at www.rbcgam.com.
This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.
Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.
RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information. Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors.
® / TM Trademark(s) of Royal Bank of Canada. Used under licence.
© RBC Global Asset Management Inc. 2026
(03/2026)
021GAM011 (02-2026) PROXYVOTINGGUIDELINES EN-V3 03/04/2026

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)
Amended and Restated Agreement and Declaration of Trust dated June 29, 2017. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration
Statement on Form N-1A filed with the Commission on July 28, 2017.

(2)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on
Form N-1A filed with the Commission on September 30, 2004.

(3)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement
on Form N-1A filed with the Commission on December 29, 2009.

(4)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement
on Form N-1A filed with the Commission on September 1, 2011.

(5)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to the Registration Statement
on Form N-1A filed with the Commission on September 26, 2013.

(6)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement
on Form N-1A filed with the Commission on December 20, 2013.

(7)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement
on Form N-1A filed with the Commission on April 25, 2014.

(8)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement
on Form N-1A filed with the Commission on December 3, 2014.

(9)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 80 to the Registration Statement
on Form N-1A filed with the Commission on December 9, 2014.

(10)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 89 to the Registration Statement
on Form N-1A filed with the Commission on October 23, 2015.

(11)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 100 to the Registration Statement
on Form N-1A filed with the Commission on November 18, 2016.

(12)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement
on Form N-1A filed with the Commission on November 1, 2021.

(13)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement
on Form N-1A filed with the Commission on December 15, 2021.

(14)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement
on Form N-1A filed with the Commission on April 11, 2022.

(15)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form
N-1A filed with the Commission on December 14, 2022.

(16)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form
N-1A filed with the Commission on March 30, 2026.

(b)
By-Laws, effective as of January 13, 2004. Incorporated herein by reference to the
Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A
filed with the Commission on April 13, 2004.

(c)
See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the
Registrant’s Agreement and Declaration of Trust dated December 16, 2003, incorporated by reference to Exhibit (a). See Article II, “Meetings of Shareholders,” of the Registrant’s
By-Laws, effective January 13, 2004, incorporated by reference to Exhibit (b).

(d)	(1)
Master Investment Advisory Agreement, Amended and Restated on October 1, 2019, between
Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form
N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated June 18, 2020 to the Amended and Restated Master Investment Advisory
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(ii)
Amendment dated December 18, 2020 to the Amended and Restated Master Investment
Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 147 to the Registration Statement on Form N-1A
filed with the Commission on January 28, 2021.

(iii)
Amendment dated November 1, 2021 to the Amended and Restated Master Investment
Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A
filed with the Commission on November 1, 2021.

(2)
Investment Advisory Agreement, Amended and Restated on October 1, 2019, between
Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form
N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated July 1, 2024 to the Amended and Restated Investment Advisory Agreement
dated October 1, 2019. Incorporated herein by reference to Exhibit (d)(1)(iv) to the
Registrant’s Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A
filed with the Commission on July 26, 2024.

(3)
Amended and Restated Investment Advisory Agreement dated as of September 22, 2016, between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 138 to the Registration Statement
on Form N-1A filed with the Commission on January 28, 2020.

(4)
Investment Advisory Agreement dated November 1, 2021, between the Registrant and RBC
Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

(i)
Amendment dated December 15, 2021 to the Amended and Restated Master Investment
Advisory Agreement dated November 1, 2021. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Amended and Restated Master Investment Advisory
Agreement dated November 1, 2021. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(iii)
Amendment dated November 1, 2022 to the Amended and Restated Master Investment
Advisory Agreement dated November 1, 2021. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(iv)
Amendment dated March 20, 2026 to the Amended and Restated Master Investment Advisory
Agreement dated November 1, 2021. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(5)
Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset
Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration
Statement on Form N-1A filed with the Commission on December 20, 2013.

(i)
Amendment dated October 23, 2014 to the Investment Sub-Advisory Agreement dated
December 20, 2013 among RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(ii)
Amendment dated November 1, 2017 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global
Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019,

(iii)
Amendment dated December 15, 2021 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global
Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(iv)
Amendment dated April 1, 2022 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global
Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(v)
Amendment dated November 1, 2022 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global
Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(vi)
Amendment dated January 2, 2024 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global
Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 170 to the Registration Statement on Form N-1A filed with the Commission on January 29, 2024.

(6)
Amended and Restated Investment Sub-Advisory Agreement dated April 1, 2023 between
RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK)
Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 169 to
the Registration Statement on Form N-1A filed with the Commission on July 26, 2023.

(i)
Amendment dated January 2, 2024 to the Amended and Restated Investment Sub-Advisory
Agreement dated April 1, 2023 between RBC Global Asset Management (U.S.) Inc. and RBC
Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A filed with the Commission on January 29, 2024.

(e)	(1)
Amended and Restated Distribution Agreement dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019.

		(i)
Amendment dated October 2, 2017 to the Amended and Restated Distribution Agreement
dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration
Statement on Form N-1A filed with the Commission on July 26, 2019.

		(ii)
Amendment dated December 18, 2017 to the Amended and Restated Distribution Agreement
dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration
Statement on Form N-1A filed with the Commission on July 26, 2019.

	(2)
Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset
Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A
filed with the Commission on November 1, 2021.

		(i)
Amendment dated November 1, 2021 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153
to the Registration Statement on Form N-1A filed with the Commission on November 1,
2021.

		(ii)
Amendment dated December 15, 2021 to the Distribution Agreement dated September 30,
2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar
Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(iii)
Amendment dated April 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160
to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(iv)
Amendment dated December 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the
Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

		(v)
Amendment dated March 20, 2026 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the
Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(f)			Bonus or Profit Sharing Contracts.
			Not applicable.
(g)	(1)
Form of Custody Agreement dated December 28, 2009 between the Registrant and U.S. Bank
National Association. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 32 to the Registration Statement on Form N-1A filed with the Commission on December 29, 2009.

		(i)
First Amendment dated December 20, 2013 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57
to the Registration Statement on Form N-1A filed with the Commission on December 20,
2013.

(ii)
Second Amendment dated September 24, 2014 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79
to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(iii)
Third Amendment dated December 15, 2017 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142
to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(iv)
Fourth Amendment dated December 18, 2020 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147
to the Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

(2)
Custody Agreement dated August 1, 2011 between the Registrant and The Bank of New York
Mellon. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43
to the Registration Statement on Form N-1A filed with the Commission on September 1,
2011.

(i)
Supplement dated December 13, 2022 to the Custody Agreement Hong Kong-China Connect
Service dated February 5, 2015 between the Registrant and The Bank of New York Mellon.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 166 to the
Registration Statement on Form N-1A filed with the Commission on January 27, 2023.

(ii)
Amended and Restated Schedule II dated March 20, 2026 to the Custody Agreement dated
August 1, 2011 between the Registrant and The Bank of New York Mellon. Incorporated by
reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement
on Form N-1A filed with the Commission on March 30, 2026.

(3)
Foreign Custody Manager Agreement dated August 1, 2011 between the Trust and The Bank of New York Mellon. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(i)
Amended and Restated Annex II dated March 20, 2026 to the Foreign Custody Manager
Agreement dated August 1, 2011 between the Trust and The Bank of New York Mellon.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the
Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(h)			Other Material Contracts.
(1)
Amended and Restated Administrative Services Agreement dated as of September 1, 2011 between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement
on Form N-1A filed with the Commission on November 27, 2012.

(i)
Amendment dated December 15, 2021 to the Amended and Restated Administrative Services
Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Amended and Restated Administrative Services
Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to the Amended and Restated Administrative Services
Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(iv)
Amendment dated March 20, 2026 to the Amended and Restated Administrative Services
Agreement dated September 1, 2011. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(2)
Administration and Accounting Services Agreement between PFPC Inc. and Tamarack Funds
Trust dated October 5, 2007. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the
Commission on November 26, 2008.

(i)
Money Market Fund Services Amendment dated March 21, 2016 to the Administration and
Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc.
(formerly PNC Global Investment Servicing (U.S.) Inc.) and the Registrant dated October 5,
2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 95
to the Registration Statement on Form N-1A filed with the Commission on July 29, 2016.

(ii)
Amendment dated April 13, 2018 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A
filed with the Commission on July 25, 2018.

(iii)
Amendment dated December 15, 2021 to the Administration and Accounting Services
Agreement between The Bank of New York Mellon (as assigned from BNY Mellon
Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration
Statement on Form N-1A filed with the Commission on December 15, 2021.

(iv)
Amendment dated April 1, 2022 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A
filed with the Commission on April 11, 2022.

(v)
Amendment dated December 1, 2022 to the Administration and Accounting Services
Agreement between The Bank of New York Mellon (as assigned from BNY Mellon
Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement
on Form N-1A filed with the Commission on December 14, 2022.

(vi)
Amendment dated June 1, 2024 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon and the Registrant dated as of October 5, 2007.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 173 to the
Registration Statement on Form N-1A filed with the Commission on January 27, 2025.

(vii)
Amendment dated March 20, 2026 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated as of October 5, 2007. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A
filed with the Commission on March 30, 2026.

(3)
Amended and Restated Shareholder Servicing Plan dated March 20, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement
on Form N-1A filed with the Commission on March 30, 2026.

(4)
Special Administrative Services Agreement dated January 10, 2019 and effective March 11,
2019 between the Registrant and RBC Global Asset Management (U.S.) Inc. with respect to the RBC BlueBay Access Capital Community Investment Fund. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 129 to the Registration Statement
on Form N-1A filed with the Commission on March 11, 2019.

(5)
Amended and Restated Expense Limitation Agreement dated October 21, 2016 between the
Registrant and RBC Capital Markets LLC for U.S. Government Money Market Fund with respect to RBC Institutional Class 2, and RBC Investor Class. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement
on Form N-1A filed with the Commission on July 28, 2017.

(i)
Amendment to Amended and Restated Expense Limitation Agreement dated June 8, 2023 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market
Fund with respect to Class A, RBC Institutional Class 2, and RBC Investor Class.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the
Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

(ii)
Amendment to Amended and Restated Expense Limitation Agreement dated October 1, 2025 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market
Fund with respect to Class A, Institutional Class 2, and Investor Class. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 175 to the Registration Statement
on Form N-1A filed with the Commission on June 8, 2023.

(6)
Amended and Restated Expense Limitation Agreement dated September 22, 2016 between the
Registrant and RBC Global Asset Management (U.S.) Inc. for U.S. Government Money
Market Fund with respect to RBC Institutional Class 1. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on Form
N-1A filed with the Commission on July 28, 2017.

(7)
Second Amended and Restated Expense Limitation Agreement dated October 1, 2019 between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement
on Form N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated December 15, 2021 to the Second Amended and Restated Expense
Limitation Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to the Second Amended and Restated Expense
Limitation Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(iv)
Amendment dated July 1, 2024 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2024.

(v)
Amendment dated October 1, 2025 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

(vi)
Amendment dated March 20, 2026 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(8)
Transfer Agency Servicing Agreement dated December 28, 2009 between the Registrant and
U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed with the
Commission on November 23, 2011.

(i)
First Amendment dated July 1, 2011 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the
Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(ii)
Second Amendment dated November 27, 2012 to the Transfer Agent Servicing Agreement
dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to the
Registration Statement on Form N-1A filed with the Commission on November 27, 2012.

(iii)
Third Amendment dated December 20, 2013 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the
Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

(iv)
Fourth Amendment dated September 24, 2014 to the Transfer Agent Servicing Agreement
dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the
Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(v)
Fifth Amendment dated December 1, 2017 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the
Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(vi)
Sixth Amendment dated December 18, 2020 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147 to the
Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

(vii)
Seventh Amendment dated November 1, 2021 to the Transfer Agent Servicing Agreement
dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the
Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

(viii)
Eighth Amendment dated December 15, 2021 to the Transfer Agent Servicing Agreement
dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the
Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(ix)
Ninth Amendment dated April 1, 2022 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the
Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(x)
Tenth Amendment dated December 1, 2022 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the
Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(xi)
Tenth Amendment dated March 20, 2026 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the
Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(i)		Opinion and consent of Counsel. Filed herewith.
(j)		Other Opinions.

	(1)
Power of Attorney for Lucy Hancock Bode, David Eikenberg, Leslie H. Garner, Jr., Michael
Kardok, Ronald James, Margaret McCaffrey, James R. Seward and Christie Zarkovich dated
September 25, 2025. Incorporated by reference to the Registrant’s Post-Effective Amendment
No. 177 to the Registration Statement on Form N-1A filed with the Commission on
January 14, 2026.

	(2)
Power of Attorney for Dexter V. Perry dated January 12, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 177 to the Registration Statement on Form
N-1A filed with the Commission on January 14, 2026.

	(3)	Consent of independent registered public accounting firm. Filed herewith.
(k)		Omitted Financial Statements.
		Not applicable.
(l)		Initial Capital Agreements.
		Not applicable.
(m)	(1)
Amended and Restated Master Distribution Plan dated March 20, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement
on Form N-1A filed with the Commission on March 30, 2026.

	(2)
Class A Shares Distribution and Service (Rule 12b-1) Plan dated January 29, 2018 for RBC
BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income
Fund. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 124
to the Registration Statement on Form N-1A filed with the Commission on July 25, 2018.

	(3)
RBC Funds Trust Money Market Funds (Institutional Class 2, Select Class, Reserve Class,
Investor Class, Class A) Amended and Restated Shareholder Account and Distribution
Services Plan dated June 8, 2023. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

	(4)
Amended and Restated RBC Funds Trust Money Market Funds (Institutional Class 1 Shares)
Shareholder Servicing Plan dated June 8, 2023. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A
filed with the Commission on June 8, 2023.

	(5)
RBC Funds Trust Money Market Fund (Institutional Class 3 Shares) Shareholder Servicing
Plan dated March 20, 2026. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 181 to the Registration Statement on Form N-1A filed with the Commission on June 23, 2026.

	(6)
Shareholder Servicing Agreement between the Trust and RBC Capital Markets, LLC for the
Institutional Class 1 Shares of the U.S. Government Money Market Funds. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration
Statement on Form N-1A filed with the Commission on June 8, 2023.

	(7)
Form of Shareholder Servicing Agreement for the Institutional Class 3 Shares of the RBC
BlueBay U.S. Government Money Market Fund. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 181 to the Registration Statement on Form N-1A
filed with the Commission on June 23, 2026.

	(8)
Form of Dealer Selling Agreement with Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement
on Form N-1A filed with the Commission on July 29, 2020.

(n)	(1)
Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated March 11,
2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136
to the Registration Statement on Form N-1A filed with the Commission on November 26,
2019.

(i)
Amendment dated December 15, 2021 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to Second Amended and Restated Multi-Class Plan Pursuant
to Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A
filed with the Commission on December 14, 2022.

(iv)
Amendment dated October 1, 2025 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A
filed with the Commission on October 14, 2025.

(v)
Amendment dated March 20, 2026 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated March 11, 2019. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(2)
Amended and Restated Plan Pursuant to Rule 18f-3 dated March 20, 2026. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 181 to the Registration
Statement on Form N-1A filed with the Commission on June 23, 2026.

(o)			Reserved.
(p)			Codes of Ethics.
(1)
Code of Ethics of RBC Global Asset Management (U.S.) Inc. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 174 to the Registration Statement on Form N-1A
filed with the Commission on July 28, 2025.

	(2)		Code of Ethics of the Trust. Filed herewith.
	(3)		Code of Ethics of RBC Global Asset Management (UK) Limited. Filed herewith.
Item 29. Persons Controlled By or Under Common Control with the Registrant
None.
Item 30. Indemnification
The Agreement and Declaration of Trust of the Registrant, Article VII, Section 2, provides the following:
(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act (12 Del. C.ss.ss. 3801 et seq.), as amended from time to time (“DSTA”), the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the trust property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

The By-Laws of the Registrant, Article VI, Section 6.02, provides the following:
Subject to the exceptions and limitations contained in Section 6.04 of this Article VI, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Trust may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.
The indemnification and other rights provided by this Article VI shall continue as to a person who has ceased to be a Trustee or officer of the Trust. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Advisor
RBC Global Asset Management (U.S.) Inc., the investment advisor to each series of the Trust, is a registered investment advisor. Information as to the directors and officers of RBC Global Asset Management (U.S.) Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of RBC Global Asset Management (U.S.) Inc. in the last two years, is included in its application for registration as an investment advisor on Form ADV (IARD/CRD No. 107173; SEC File No. 801-20303) filed with the SEC under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.
Item 32. Quasar Distributors, LLC
Item 32(a)
Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.
Abacus FCF ETF Trust
2.
Advisor Managed Portfolios
3.
Antares Private Credit Fund
4.
Capital Advisors Growth Fund, Series of Advisors Series Trust
5.
Chase Growth Fund, Series of Advisors Series Trust
6.
Davidson Multi-Cap Equity Fund, Series of Advisors Series Trust
7.
Edgar Lomax Value Fund, Series of Advisors Series Trust

8.
Huber Large Cap Value Fund, Series of Advisors Series Trust
9.
Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.
Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11.
Huber Small Cap Value Fund, Series of Advisors Series Trust
12.
Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.
Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.
Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.
O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16.
PIA BBB Bond Fund, Series of Advisors Series Trust
17.
PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.
PIA High Yield Fund, Series of Advisors Series Trust
19.
PIA MBS Bond Fund, Series of Advisors Series Trust
20.
PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.
Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.
Poplar Forest Partners Fund, Series of Advisors Series Trust
23.
Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.
Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.
Pzena International Value ETF, Series of Advisors Series Trust
26.
Pzena International Value Fund, Series of Advisors Series Trust
27.
Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.
Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.
Pzena U.S. Large Cap Value ETF, Series of Advisors Series Trust
30.
Vox Populi ETF, Series of Advisors Series Trust
31.
Scharf ETF, Series of Advisors Series Trust
32.
Scharf Global Opportunity ETF, Series of Advisors Series Trust
33.
Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.
Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.
Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.
The Aegis Funds
37.
Allied Asset Advisors Funds
38.
Angel Oak Funds Trust
39.
Angel Oak Strategic Credit Fund
40.
Brookfield Infrastructure Income Fund Inc.
41.
Brookfield Investment Funds
42.
Buffalo Funds
43.
RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust

44.
RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
45.
RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
46.
DoubleLine Funds Trust
47.
AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
48.
AAM Crescent CLO ETF, Series of ETF Series Solutions
49.
AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.
AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.
AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.
AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.
AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
54.
AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
55.
AAM Transformers ETF, Series of ETF Series Solutions
56.
Acquirers Small and Micro Deep Value ETF, Series of ETF Series Solutions
57.
Aptus April Buffer, Series of ETF Series Solutions
58.
Aptus April Deep Buffer ETF, Series of ETF Series Solutions
59.
Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
60.
Aptus Deferred Income ETF, Series of ETF Series Solutions
61.
Aptus Defined Risk ETF, Series of ETF Series Solutions
62.
Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
63.
Aptus Enhanced Yield ETF, Series of ETF Series Solutions
64.
Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
65.
Aptus January Buffer ETF, Series of ETF Series Solutions
66.
Aptus January Deep Buffer ETF, Series of ETF Series Solutions
67.
Aptus July Buffer ETF, Series of ETF Series Solutions
68.
Aptus July Deep Buffer ETF, Series of ETF Series Solutions
69.
Aptus Laddered Buffer ETF, Series of ETF Series Solutions
70.
Aptus Laddered Deep Buffer ETF, Series of ETF Series Solutions
71.
Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
72.
Aptus Large Cap Upside ETF, Series of ETF Series Solutions
73
Aptus October Buffer ETF, Series of ETF Series Solutions
74.
Aptus October Deep Buffer ETF, Series of ETF Series Solutions
75.
Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
76.
Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
77.
Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
78.
Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
79.
BTD Capital Fund, Series of ETF Series Solutions

80.
Carbon Strategy ETF, Series of ETF Series Solutions
81.
ClearShares OCIO ETF, Series of ETF Series Solutions
82.
ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
83.
ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
84.
Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
85.
ETFB Green SRI REITs ETF, Series of ETF Series Solutions
86.
Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
87. Hoya Capital Housing ETF, Series of ETF Series Solutions
88. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
89. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
90. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
91.
McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
92.
Opus Small Cap Value ETF, Series of ETF Series Solutions
93.
The Acquirers Fund, Series of ETF Series Solutions
94.
The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
95.
The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
96.
U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
97.
U.S. Global JETS ETF, Series of ETF Series Solutions
98.
U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
99.
U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
100. US Vegan Climate ETF, Series of ETF Series Solutions
101. First American Funds Trust
102. First Eagle ETF Trust
103. FundX Investment Trust
104. The Glenmede Fund, Inc.
105. The GoodHaven Funds Trust
106. Harding, Loevner Funds, Inc.
107. Hennessy Funds Trust
108. Horizon Funds
109. Hotchkis & Wiley Funds
110. Intrepid Capital Management Funds Trust
111. Jacob Funds Inc.
112. The Jensen Quality Growth Fund Inc.
113. Kirr, Marbach Partners Funds, Inc.
114. LibreMax Asset-Backed Income Fund
115. Core Alternative ETF, Series of Listed Funds Trust

116. Optimized Equity Income ETF, Series of Listed Funds Trust
117. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
118. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
119. LKCM Funds
120. LoCorr Investment Trust
121. MainGate Trust
122. ATAC Rotation Fund, Series of Managed Portfolio Series
123. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
124. Kensington Active Advantage Fund, Series of Managed Portfolio Series
125. Kensington Defender Fund, Series of Managed Portfolio Series
126. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
127. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
128. Kensington Managed Income Fund, Series of Managed Portfolio Series
129. LK Balanced Fund, Series of Managed Portfolio Series
130. Leuthold Core ETF, Series of Managed Portfolio Series
131. Leuthold Core Investment Fund, Series of Managed Portfolio Series
132. Leuthold Global Fund, Series of Managed Portfolio Series
133. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
134. Leuthold Select Industries ETF, Series of Managed Portfolio Series
135. Muhlenkamp Fund, Series of Managed Portfolio Series
136. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
137. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
138. Olstein All Cap Value Fund, Series of Managed Portfolio Series
139. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
140. Port Street Quality Growth Fund, Series of Managed Portfolio Series
141. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
142. Reinhart International PMV Fund, Series of Managed Portfolio Series
143. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
144. Tremblant Global ETF, Series of Managed Portfolio Series
145. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
147. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
148. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
149. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
150. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
151. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios

152. SWP Growth & Income ETF, Series of Manager Directed Portfolios
153. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
154. Mason Capital Fund Trust
155. Matrix Advisors Funds Trust
156. Monetta Trust
157. Nicholas Equity Income Fund, Inc.
158. Nicholas Fund, Inc.
159. Nicholas II, Inc.
160. Nicholas Limited Edition, Inc.
161. Oaktree Asset-Backed Income Fund Inc.
162. Oaktree Diversified Income Fund Inc.
163. Permanent Portfolio Family of Funds
164. Procure ETF Trust II
165. Professionally Managed Portfolios
166. Provident Mutual Funds, Inc.
167. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
168. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
169. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
170. Aquarius International Fund, Series of The RBB Fund, Inc.
171. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
172. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
173. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
174. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
175. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
176. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
177. Emerald Growth Fund, Series of The RBB Fund, Inc.
178. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181. F/m Accumulator Ultrashort U.S. Treasury Fund, Series of The RBB Fund, Inc.
182. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
183. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
184. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
185. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
186. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
187. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.

188. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
189. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
190. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
191. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
195. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
196. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
197. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
198. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
199. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
200. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
201. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
202. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
203. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
204. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
205. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
206. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
207. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
208. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
209. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
210. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
211. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
212. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
213. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
214. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
215. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
216. SGI Global Equity Fund, Series of The RBB Fund, Inc.
217. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
218. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
219. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
220. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
221. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
222. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
223. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.

224. The RBB Fund Trust
225. RBC Funds Trust
226. RBC BlueBay Enhanced Income Fund
227. Rockefeller Municipal Opportunities Fund
228. SEG Partners Long/Short Equity Fund
229. Series Portfolios Trust
230. Thompson IM Funds, Inc.
231. Tortoise Capital Series Trust
232. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
233. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
234. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
235. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
236. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
237. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
238. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
239. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
240. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
241. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
242. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
243. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
244. Wall Street EWM Funds Trust
Item 32(b)
The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Item 32(c)
Not applicable.
Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Advisor and Co-Administrator; (c) the Principal Underwriter; (d) the Sub-Adviser; (e) the Transfer Agent; and (f) the Fund Accounting Agent and Co-Administrator; (g) the Custodian – RBC SMID Cap Growth Fund, RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Access Capital Community Investment Fund, RBC BlueBay Impact Bond Fund and RBC BlueBay Ultra-Short Fixed Income Fund; and (h) the Custodian – RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, RBC China Equity Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund, RBC BlueBay High Yield Bond Fund and RBC BlueBay Credit Opportunities Fund. The address of each is as follows:
(a)
RBC Funds Trust
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(b)
RBC Global Asset Management (U.S.) Inc.
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(c)
Quasar Distributors, LLC
111 E. Kilbourn Ave., Suite 2200,
Milwaukee, WI 53202
(d)
RBC Global Asset Management (UK) Limited
100 Bishopsgate, EC2N 4AA
London, United Kingdom
(e)
U.S. Bank Global Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(f)
The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809
(g)
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212
(h)
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10007
Item 34. Management Services
Not applicable.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 182 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 28th day of July, 2026.

RBC FUNDS TRUST
By:	/s/ David Eikenberg
David Eikenberg
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
/s/ David Eikenberg	Date: July 28, 2026
David Eikenberg
Trustee, President and Chief Executive Officer

/s/ Kathleen A. Hegna	Date: July 28, 2026
Kathleen A. Hegna
Chief Financial Officer and Principal Accounting Officer
Trustees
*	*
Leslie H. Garner, Jr.	Lucy Hancock Bode

*	*
Dexter Perry	Ronald James

*	*
Michael Kardok	Christie Zarkovich

*
Peggy McCaffrey

*By:	/s/ David Eikenberg	Date: July 28, 2026
David Eikenberg, attorney-in-fact

EXHIBITS
(i)	Opinion and consent of Counsel.
(j)(3)	Consent of independent registered public accounting firm.
(p)(2)	Code of Ethics of the Trust.
(p)(3)	Code of Ethics of RBC Global Asset Management (UK) Limited.